                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                          NORTHERN INSTITUTIONAL FUNDS

                      U.S. GOVERNMENT SECURITIES PORTFOLIO
                        SHORT-INTERMEDIATE BOND PORTFOLIO
                           INTERMEDIATE BOND PORTFOLIO
                          U.S. TREASURY INDEX PORTFOLIO
                               CORE BOND PORTFOLIO
                                 BOND PORTFOLIO
                          INTERNATIONAL BOND PORTFOLIO

         This Statement of Additional Information dated April 1, 2001, revised as of September 30, 2001 (the "Additional Statement") is not a prospectus. Copies of the prospectus dated April 1, 2001 for the U.S. Government Securities, Short-Intermediate Bond, Intermediate Bond, U.S. Treasury Index, Core Bond, Bond, and International Bond Portfolios (the "Portfolios") of Northern Institutional Funds (the "Prospectus") may be obtained without charge by calling
(800) 637-1380 (toll-free). Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

         The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 2000 (except for the Core Bond Portfolio, which did not commence operations during the period) are incorporated herein by reference in the section entitled "Financial Statements." No other parts of the annual report are incorporated herein by reference. Copies of the annual report may be obtained upon request and without charge by calling
(800) 637-1380 (toll-free).

                                      INDEX

                                                                            Page
ADDITIONAL INVESTMENT INFORMATION .......................................      1
     Classification and History .........................................      1
     Investment Objectives, Strategies and Risks ........................      1
     Investment Restrictions ............................................     13
ADDITIONAL TRUST INFORMATION ............................................     15
     Trustees and Officers ..............................................     15
     Portfolio Transactions .............................................     23
     Portfolio Valuation ................................................     24
     Co-Administrators and Distributor ..................................     24
     Shareholder Servicing Plan .........................................     27
     Counsel and Auditors ...............................................     28
     In-Kind Purchases and Redemptions ..................................     28
TAXES ...................................................................     36
     Federal - General Information ......................................     37
     Foreign Investors ..................................................     37
DESCRIPTION OF SHARES ...................................................     38
OTHER INFORMATION .......................................................     41
FINANCIAL STATEMENTS ....................................................     42
APPENDIX A ..............................................................    A-1
APPENDIX B ..............................................................    B-1

No person has been authorized to give any information or to make any representations not contained in this Additional Statement or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its distributor. The Prospectus does not constitute an offering by the Trust or by the distributor in any jurisdiction in which such offering may not lawfully be made.

An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Portfolio involves investment risks, including possible loss of principal.

                        ADDITIONAL INVESTMENT INFORMATION

Classification and History

         Northern Institutional Funds (the "Trust") is an open-end, management investment company. Each Portfolio (other than the International Bond Portfolio) is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The International Bond Portfolio is classified as non-diversified under the 1940 Act.

         Each Portfolio is a series of the Trust, which was formed as a Delaware business trust on July 1, 1997 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Trust is the result of a reorganization of a Massachusetts business trust formerly known as The Benchmark Funds on March 31, 1998. The Trust's name was changed from The Benchmark Funds to the Northern Institutional Funds on July 15, 1998. The Trust also offers five money market, one balanced, and eight equity portfolios, which are not described in this document.

Investment Objectives, Strategies and Risks

         The following supplements the investment objectives, strategies and risks of the Portfolios as set forth in the Prospectus. The investment objectives of the Intermediate Bond and Core Bond Portfolios may be changed without shareholder approval. The investment objective of each other Portfolio may not be changed without the vote of the majority of the Portfolio's outstanding shares. Except as expressly noted below, however, each Portfolio's investment policies may be changed without shareholder approval.

         U.S. Government Obligations. Examples of the types of U.S. Government
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obligations that may be acquired by the Portfolios include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks and the Maritime Administration.

         Securities guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities are also deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any agency or instrumentality thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

         To the extent consistent with their respective investment objectives, the Portfolios may invest in a variety of US. Treasury obligations and obligations issued by or guaranteed by the U.S. Government or its agencies and instrumentalities. Not all U.S. Government obligations carry the same credit support. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

         Supranational Bank Obligations. Each Portfolio (other than the U.S.
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Treasury Index Portfolio) may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

         Stripped Securities. Each Portfolio may purchase stripped securities.
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The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Each Portfolio may purchase securities registered in the STRIPS program. Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         In addition, each Portfolio (other than the U.S. Treasury Index Portfolio) may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

         To the extent consistent with its investment objectives, each Portfolio may purchase stripped mortgage-backed securities ("SMBS"). SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a risk that the initial investment will not be fully recouped. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share.

         Asset-Backed Securities. The U.S. Government Securities Portfolio may
         -----------------------
purchase asset-backed securities that are secured or backed by mortgages and issued by an agency of the U.S. Government, and the Short-Intermediate Bond, Core Bond, Bond, Intermediate Bond and International Bond Portfolios may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

         If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of the U.S. Government Securities, Short-Intermediate Bond, Core Bond, Bond, Intermediate Bond and International Bond Portfolios, the maturity of asset-backed securities will be based on estimates of average life.

         Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

         Asset-backed securities acquired by a Portfolio may include collateralized mortgage obligations ("CMOs") issued by private companies. CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The Portfolios will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

         Mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, the FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

         Foreign Securities. Each Portfolio other than the U.S. Government
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Securities and U.S. Treasury Index Portfolios may invest in bonds and other fixed income securities of foreign issuers. Foreign bonds and fixed income securities purchased by the Core Bond Portfolio must be U.S. dollar-denominated. Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States and (except for the Core Bond Portfolio) in investments denominated in foreign currencies. The holdings of the Portfolios will be sensitive to changes in interest rates and the interest rate environment. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

         There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

         Although a Portfolio may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Portfolio's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Portfolio's total assets, adjusted to reflect a Portfolio's net position after giving effect to currency transactions, are denominated in the currencies or foreign countries, a Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries. A Portfolio is also subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency.

         Dividends and interest payable on a Portfolio's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. See "Taxes."

         Investors should understand that the expense ratio of the International Bond Portfolio can be expected to be higher than those of Portfolios investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities. Countries in which the Short-Intermediate Bond, Core Bond, Bond, Intermediate Bond and International Bond Portfolios may invest include, but are not limited to:
Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, Colombia, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and Venezuela.

         The end of the Cold War, the reunification of Germany, the accession of new Western European members to the European Economic and Monetary Union and the aspirations of Eastern European states to join and other political and social events in Europe have caused considerable economic, social and political dislocation. In addition, events in the Japanese economy, as well as political and social developments there, have affected Japanese securities and currency markets, and the relationship of the Japanese yen with other currencies and with the U.S. dollar. Future political, economic and social developments in Japan and in the Asia/Pacific regional context can be expected to produce continuing effects on securities and currency markets.

         In addition, the International Bond Portfolio may invest their assets in countries with emerging economies or securities markets. These countries are located in the Asia-Pacific region, the Middle East, Eastern Europe, Latin America, South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. As a result, the risks presented by investments in these countries are heightened. Additionally, settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Portfolio's delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for the Portfolio to value its portfolio securities and could cause the Portfolio to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Portfolio has delivered or the Portfolio's inability to complete its contractual obligations.

         Unanticipated political, economic or social developments may affect the value of a Portfolio's investments in emerging market countries and the availability to a Portfolio of additional investments in these countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Portfolio's investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and a Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

         Foreign Currency Transactions. In order to protect against a possible
         -----------------------------
loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Short-Intermediate Bond, Intermediate Bond, Bond and International Bond Portfolios are authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time.

         When entering into a contract for the purchase or sale of a security, a Portfolio may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

         When the investment management team anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Similarly, when the obligations held by a Portfolio create a short position in a foreign currency, the Portfolio may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. A Portfolio's net long and short foreign currency exposure will not exceed its total asset value. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. A Portfolio may also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

         In addition, the International Bond Portfolio may purchase or sell forward foreign currency exchange contracts to seek to increase total return or for cross-hedging purposes. The Portfolio may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the investment management team believes that there is a pattern of correlation between the two currencies.

         Liquid assets equal to the amount of a Portfolio's assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise "covered." The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Portfolio. A forward contract to sell a foreign currency is "covered" if a Portfolio owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Portfolio to buy the same currency at a price that is (i) no higher than the Portfolio's price to sell the currency or (ii) greater than the Portfolio's price to sell the currency provided the Portfolio segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is "covered" if a Portfolio holds a forward contract (or call option) permitting the Portfolio to sell the same currency at a price that is (i) as high as or higher than the Portfolio's price to buy the currency or (ii) lower than the Portfolio's price to buy the currency provided the Portfolio segregates liquid assets in the amount of the difference.

         Interest Rate Swaps, Total Rate of Return Swaps, Credit Swaps, Interest
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Rate Floors, Caps and Collars, and Currency Swaps. The Portfolios may enter into
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swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specific credit events. The Portfolios, except the Core Bond Portfolio, may also enter into currency swaps, which involve the exchange of the rights of a Portfolio and another party to make or receive payments in specific currencies.

         Some transactions, such as interest rate swaps and total rate of return swaps are entered into on a net basis; i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. If the other party to such a transaction defaults, a Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any. In contrast, other transactions involve the payment of the gross amount owed. For example, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by a Portfolio under a swap or an interest rate floor, cap or collar is covered by segregated cash or liquid assets, the Portfolio and its Investment Adviser believes that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions.

         The Portfolios will not enter into a total rate of return, credit, currency or interest rate swap or interest rate floor, cap or collar transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-l or better by Standard & Poor's Ratings Services ("S&P") or Fitch Inc. ("Fitch"), or A or P-1 or better by Moody's Investors Service, Inc. ("Moody's") or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser. If there is a default by the other party to such transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.

         The use of interest rate, total rate of return, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.

         Options. Each Portfolio may buy put options and buy call options and
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write covered call and secured put options. Such options may relate to particular securities, financial instruments, foreign currencies, foreign or domestic securities indices or the yield differential between two securities ("yield curve options") and may or may not be listed on a domestic or foreign securities exchange (an "Exchange") or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security or currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

         Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

         The Portfolios will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Portfolio owns the security or currency underlying the call or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities or instruments held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian, a portfolio of securities substantially replicating the movement of the index, or liquid assets equal to the contract value. A call option is also covered if a Portfolio holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Portfolio segregates liquid assets in the amount of the difference. The Portfolios will write put options only if they are "secured" by segregated liquid assets in an amount not less than the exercise price of the option at all times during the option period.

         With respect to yield curve options, a call (or put) option is covered if a Portfolio holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Portfolio's net liability under the two options. Therefore, the Portfolio's liability for such a covered option is generally limited to the difference between the amount of the Portfolio's liability under the option written by the Portfolio less the value of the option held by the Portfolio. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

         A Portfolio's obligation to sell a security or currency subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Portfolio's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security or currency from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Portfolio will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security or currency during such period.

         When a Portfolio purchases an option, the premium paid by it is recorded as an asset of the Portfolio. When the Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Portfolio expires unexercised, the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

         There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (an "Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         Futures Contracts and Related Options. Each Portfolio may invest in
         -------------------------------------
futures contracts and interest rate futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, for speculative purposes (to seek to increase total return), or for liquidity management purposes. When used as a hedge, a Portfolio may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. A Portfolio may do so either to hedge the value of its portfolio of securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. For a detailed description of futures contracts and related options, see Appendix B to this Additional Statement.

         Securities Lending. Collateral for loans of portfolio securities made
         ------------------
by a Portfolio may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Portfolio lends its securities, it continues to receive dividends and interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur.

         Forward Commitments, When-Issued Securities and Delayed Delivery
         ----------------------------------------------------------------
Transactions. Each Portfolio may purchase securities on a when-issued basis or
------------
purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.

         A Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or negotiate a commitment after entering into it. A Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize a capital gain or loss in connection with these transactions.

         When a Portfolio purchases securities on a when-issued or forward commitment basis, the Portfolio will segregate liquid assets having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments until three days prior to the settlement date, or otherwise cover its position. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining a Portfolio's average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

         Commercial Paper, Bankers' Acceptances, Certificates of Deposit, Time
         ---------------------------------------------------------------------
Deposits and Bank Notes. Commercial paper represents short-term unsecured
-----------------------
promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

         Each Portfolio, including the Core Bond Portfolio to the extent such obligations are U.S. dollar-denominated, may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs") which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs") which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

         Commercial paper and other short-term obligations acquired by a Portfolio will be rated A-2 or higher by S&P, P-2 or higher by Moody's, or F-2 or higher by Fitch at the time of purchase or, if unrated, determined to be of comparable quality by the Investment Adviser.

         Insurance Funding Agreements. The Short-Intermediate Bond, Core Bond,
         ----------------------------
Bond and Intermediate Bond Portfolios may invest in insurance funding agreements ("IFAs"). An IFA is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist. IFAs therefore will be subject to the Portfolio's limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days and a reliable trading market is absent.

         Zero Coupon, Pay-in-Kind and Capital Appreciation Bonds. To the extent
         -------------------------------------------------------
consistent with their respective investment objectives, each Portfolio may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind ("PIK") securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

         PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

         Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Portfolio will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Portfolio may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Portfolios are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Portfolio may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy Federal tax distribution requirements applicable to the Portfolio.

         Variable and Floating Rate Instruments. Variable and floating rate
         --------------------------------------
instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the

Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments ("inverse floaters").

         With respect to the variable and floating rate instruments that may be acquired by the Portfolios, the investment management team will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Portfolios' quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

         Variable and floating rate instruments eligible for purchase by the Portfolios include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate, and leveraged inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Portfolios may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Portfolios.

         Variable and floating rate instruments including inverse floaters held by a Portfolio will be subject to the Portfolio's 15% limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days, absent a reliable trading market. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Portfolio is not entitled to exercise its demand rights. As a result, the Portfolio could suffer a loss with respect to these instruments.

         Investment Companies. With respect to the investments of the Portfolios
         --------------------
in the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Portfolio, the Trust as a whole and their affiliated persons (as defined in the 1940 Act); or (b)(i) not more than 5% of the value of the total assets of a Portfolio will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio. Pursuant to an exemptive order, these limits will not apply to the investment of securities lending collateral by the Portfolios in certain investment company portfolios advised by Northern Trust. In addition, pursuant to the exemptive order the Portfolios may invest their uninvested cash balances in shares of affiliated money market portfolios to the extent that a Portfolio's aggregate investment of such balances in such portfolios does not exceed 25% of the Portfolio's total assets.

         Certain investment companies whose securities are purchased by the Portfolios may not be obligated to redeem such securities in an amount exceeding 1% of the investment company's total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

         If required by the 1940 Act, each Portfolio expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

         A Portfolio may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and restrictions as the Portfolio. However, each Portfolio currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Portfolio may adhere to more restrictive limitations with respect to its investments in securities issued by other investment companies if required by the SEC or deemed to be in the best interests of the Trust.

         Repurchase Agreements. Each Portfolio may agree to purchase portfolio
         ---------------------
securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Repurchase agreements are considered loans under the 1940 Act. Securities subject to repurchase agreements are normally held either by the Trust's custodian (or subcustodian, if any), or in the Federal

Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

         Reverse Repurchase Agreements. Each Portfolio may borrow funds by
         -----------------------------
selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). The Portfolios may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price. The Portfolios will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Portfolio will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

         Risks Related to Lower-Rated Securities. While any investment carries
         ---------------------------------------
some risk, certain risks associated with lower-rated securities are different than those for investment-grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Portfolio's net asset value per share.

         There remains some uncertainty about the performance level of the market for lower-rated securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower-rated securities (resulting in a greater number of bond defaults) and the value of lower-rated securities held in a portfolio of investments.

         The economy and interest rates can affect lower-rated securities differently than other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

         If an issuer of a security defaults, a Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower-rated securities as well as a Portfolio's net asset value. In general, both the prices and yields of lower-rated securities will fluctuate.

         In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, a Portfolio's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated securities held by a Portfolio, especially in a thinly traded market. Illiquid or restricted securities held by the Portfolio may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

         The ratings of S&P, Moody's and Fitch evaluate the safety of a lower-rated security's principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Investment Adviser performs its own analysis of the issuers whose lower-rated securities the Portfolios purchase. Because of this, a Portfolio's performance may depend more on the Investment Adviser's credit analysis than is the case of mutual funds investing in higher-rated securities.

         In selecting lower-rated securities, the Investment Adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Portfolio's investment portfolio. The Investment Adviser monitors the issuers of lower-rated securities held by a Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests.

         Yields and Ratings. The yields on certain obligations, including the
         ------------------
instruments in which the Portfolios may invest, are dependent on a variety of factors, including general market economic conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Moody's and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this Additional Statement.

         Subject to the limitations stated in the Prospectus, if a security held by a Portfolio undergoes a rating revision, the Portfolio may continue to hold the security if the Investment Adviser determines such retention is warranted.

         Relative Value Approach. In buying and selling securities for the
         -----------------------
Portfolios, the investment management team uses a relative value approach. This approach involves an analysis of economic and market information, including economic growth rates, interest and inflation rates, deficit levels, the shape of the yield curve, sector and quality spreads and risk premiums. It also involves the use of proprietary valuation models to analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and particular types of securities that the team believes will provide a favorable return in light of these risks.

         Tracking Variance. As discussed in the Prospectus, the U.S. Treasury
         -----------------
Index Portfolio is subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by the Portfolio and the resulting transaction costs which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform the Portfolio's holdings with its investment objective. Tracking variance may also occur due to factors such as the size of the Portfolio, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Portfolio's designated Index or the manner in which the Index is calculated or because the indexing and investment approach of the Investment Adviser does not produce the intended goal of the Portfolio. Tracking variance is monitored by the Investment Adviser at least quarterly. In the event the performance of the Portfolio is not comparable to the performance of its designated Index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures. If substantial deviation in the Portfolio's performance were to continue for extended periods, it is expected that the Board of Trustees would consider recommending to shareholders possible changes to the Portfolio's investment objective.

         Calculation of Portfolio Turnover Rate. The portfolio turnover rate for
         --------------------------------------
the Portfolios is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Portfolios to receive favorable tax treatment.

         Mortgage Dollar Rolls. The Portfolios may enter into mortgage "dollar
         ---------------------
rolls" in which a Portfolio sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, a Portfolio loses the right to receive principal and interest paid on the securities sold. However, a Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the applicable Portfolio. Each Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

         For financial reporting and tax purposes, the Portfolios treat mortgage dollar rolls as two separate transactions;

one involving the purchase of a security and a separate transaction involving a sale. The Portfolios do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

         Mortgage dollar rolls involve certain risks including the following. If the broker-dealer to whom a Portfolio sells the security becomes insolvent, a Portfolio's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which a Portfolio is required to repurchase may be worth less than an instrument which a Portfolio originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser's ability to manage a Portfolio's interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Investment Restrictions

         Each Portfolio is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio's outstanding shares.

No Portfolio may:

       (1) Make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Portfolio to the extent permitted by law.

       (2) Purchase or sell real estate, but this restriction shall not prevent a Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate.

       (3) Invest in commodities or commodity contracts, except that each Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

       (4)  Invest in companies for the purpose of exercising control.

       (5) Act as underwriter of securities, except as a Portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

       (6) Purchase securities (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry.

       For the purposes of this restriction, as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

       (7) Borrow money, except that to the extent permitted by applicable law
       (a) a Portfolio may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) a Portfolio may borrow up to an additional 5% of its total assets for temporary purposes, (c) a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) a Portfolio may purchase securities on margin. If due to market fluctuations or other reasons a Portfolio's borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act. In addition, as a matter of fundamental policy, a Portfolio will not issue senior securities to the extent such issuance would violate applicable law.

       (8) Notwithstanding any of the Trust's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Portfolio may (a) purchase securities of other investment companies to the full extent permitted under Section 12 of the 1940 Act

       (or any successor provision thereto) or under any regulation or order of the Securities and Exchange Commission; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

       (9) Make any investment inconsistent with the Portfolio's classification as a diversified investment company under the 1940 Act, provided that this restriction does not apply to the International Bond Portfolio.

       For the purposes of Restriction Nos. 1 and 7 above, the Portfolios expect that they would be required to file an exemptive application with the SEC and receive the SEC's approval of that application prior to entering into lending or borrowing arrangements with affiliates. As of the date of this Additional Statement, the Portfolios had not filed such an exemptive application.

         In applying Restriction No. 6 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

         Except to the extent otherwise provided in Investment Restriction No. 6 for the purpose of such restriction, in determining industry classification the Trust intends to use the industry classification titles in the Bloomberg Industry Group Classifications (except that the International Bond Portfolio will use the Morgan Stanley Capital International industry classification titles).

         Securities held in escrow or separate accounts in connection with the Portfolio's investment practices described in this Additional Statement and the Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing restrictions.

         As a non-fundamental investment restriction that can be changed without shareholder approval, the International Bond Portfolio may not, at the end of any tax quarter, hold more than 10% of the outstanding voting securities of any one issuer, except that up to 50% of the total value of the assets of the Portfolio may be invested in any securities without regard to this 10% limitation so long as no more than 25% of the total value of its assets is invested in the securities of any one issuer (except the U.S. Government, its agencies and instrumentalities). In addition, as a non-fundamental investment restriction, the International Bond Portfolio may not, at the end of any tax quarter, hold more than 5% of the total value of its assets in the securities of any one issuer (except U.S. Government securities), except that up to 50% of the total value of the Portfolio's assets may be invested in any securities without regard to this 5% limitation so long as no more than 25% of the total value of its assets is invested in the securities of any one issuer (except the U.S. Government, its agencies and instrumentalities).

         Any restriction which involves a maximum percentage (other than the restriction set forth in Investment Restriction (7)) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, a Portfolio. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits described in Investment Restriction (7), the Portfolio will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

                          ADDITIONAL TRUST INFORMATION

Trustees and Officers

The business and affairs of the Trust and each Portfolio are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below.

                                                 Position(s)                            Principal Occupation(s)
Name and Address                    Age          With Trust                             During the Past 5 Years
----------------                    ---          ----------                             -----------------------
Richard G. Cline                    66            Trustee                  Chairman and President of Hawthorne Investors, Inc. (a
4200 Commerce Court                                                        management advisory services and private investment
Suite 300                                                                  investment company) since January 1996; Chairman and
Lisle, IL 60532                                                            Director of Hussman International, Inc. (a refrigeration
                                                                           company) from 1998 to June 2000; Chairman and CEO of
                                                                           NICOR Inc. (a diversified public utility holding company)
                                                                           from 1985 to 1996, and President from 1992 to 1993;
                                                                           Chairman of the Federal Reserve Bank of Chicago from 1992
                                                                           to 1995, and Deputy Chairman from 1995 to 1996. Director:
                                                                           Whitman Corporation (a diversified holding company);
                                                                           Kmart Corporation (a retailing company); Ryerson Tull,
                                                                           Inc.(a metals distribution company). Trustee: Northern
                                                                           Funds.

Edward J. Condon, Jr.               60            Trustee                  Chairman and CEO of The Paradigm Group, Ltd. (a financial
Sears Tower, Suite 9650                                                    adviser) since July 1993; Member of Advisory Board of
233 S. Wacker Drive                                                        Real-Time USA, Inc. (a software development company);
Chicago, IL 60606                                                          development company); Member of Board of Managers
                                                                           of The Liberty Hampshire Company, LLC (a receivable
                                                                           securitization company). Director: University Eldercare,
                                                                           Inc. (an Alzheimer's disease research and treatment
                                                                           company). Financial Pacific Company (a small business
                                                                           leasing company).Trustee: Dominican University. Trustee:
                                                                           Northern Funds.

Wesley M. Dixon, Jr.                73            Trustee                  Director of Ksinship Capital Corporation (a financial
400 Skokie Blvd., Suite 300                                                services company) from 1985 to 1996, Vice Chairman Vice
Northbrook, IL 60062                                                       Chairman and Director of G.D. Searle & Co. (manufacture
                                                                           and sale of food products and pharmaceuticals) from 1977
                                                                           to 1985 and President of G.D. Searle & Co. prior thereto.
                                                                           Trustee: Northern Funds.

William J. Dolan, Jr.               68            Trustee                  Partner of Arthur Andersen & Co. S.C. (an accounting
1534 Basswood Circle                                                       firm) from 1966 to 1989. Financial Consultant for Ernst &
Glenview, IL 60025                                                         Young (an accounting firm)from 1992 to 1993 and 1997.
                                                                           Trustee: Northern Funds.

Raymond E. George, Jr. *            70            Trustee                  Senior Vice President and Senior Fiduciary Officer of The
703 Prospect Avenue                                                        Northern Trust Company from 1990 to 1993. Trustee:
Winnetka, IL 60093                                                         Northern Funds.

                          ADDITIONAL TRUST INFORMATION


                                                 Position(s)                              Principal Occupation(s)
Name and Address                   Age           With Trust                               During the Past 5 Years
----------------                   ---           ----------                               -----------------------


Sandra Polk Guthman                 57            Trustee                  President and CEO of Polk Bros. Foundation (an Illinois
420 N. Wabash Avenue                                                       not-for-profit corporation) since August 1993. Director:
Suite 204                                                                  MB Financial Corporation (a municipal bond insurance
Chicago, IL 60611                                                          company). Trustee: Northern Funds.

Michael E. Murphy**                 64            Trustee                  President of Sara Lee Foundation (philanthropic
Suite 2222                                                                 organization) since November 1997; Vice Chairman and
20 South Clark Street                                                      Chief Administrative Officer of Sara Lee Corporation (a
Chicago, IL 60603                                                          consumer product company) from November 1994 to October
                                                                           1997. Director: Coach, Inc.; Payless Shoe Source, Inc.,
                                                                           (a retail shoe store business); True North
                                                                           Communications, Inc. (a global advertising and
                                                                           communications holding company); American General
                                                                           Corporation (a diversified financial services company);
                                                                           GATX Corporation (a railroad holding company); Bassett
                                                                           Furniture Industries, Inc. (a furniture manufacturer).
                                                                           Trustee: Northern Funds.

Mary Jacobs Skinner, Esq.***        43            Trustee                  Partner in the law firm of Sidley & Austin.
Sidley & Austin                                                            Trustee: Northern Funds.
Bank One Plaza
Ten South Dearborn Street
Chicago, IL 60603

William H. Springer                 71            Chairman and Trustee     Vice Chairman of Ameritech (a telecommunications holding
701 Morningside Drive                                                      company) from February 1987 to August 1992; Vice Chairman
Lake Forest, IL 60045                                                      Chief Financial and Administrative Officer of Ameritech
                                                                           prior to 1987. Director: Walgreen Co. (a retail drug
                                                                           store business) from April 1988 to January 2000; Baker,
                                                                           Fentress & Co. (a  closed-end, non-diversified
                                                                           management investment company) from April 1992 to
                                                                           January 2000. Trustee: Goldman Sachs Trust; Goldman Sachs
                                                                           Variable Insurance Trust. Trustee: Northern Funds.

Richard P. Strubel                  61            Trustee                  President and Chief Operating Officer of UNext.com (a
500 Lake Cook Road                                                         provider of educational services via the internet) since
Suite 150                                                                  1999; Managing Director of Tandem Partners, Inc. (a
Deerfield, IL 60015                                                        privately held management services firm) until 1999.
                                                                           Director: Cantilever Technologies; Gildan Activewear,
                                                                           Inc. (an athletic clothing  marketing and manufacturing
                                                                           company). Trustee: University of Chicago; Goldman Sachs
                                                                           Trust; Goldman Sachs Variable Insurance Trust. Trustee:
                                                                           Northern Funds.

                                                 Position(s)                     Principal Occupation(s)
Name and Address                    Age          With Trust                      During the Past 5 Years
----------------                    ---          ----------                      -----------------------
Stephen Timbers****                 56           Trustee                  Director, President and Chief Executive Officer
50 South LaSalle Street                                                   of Northern Trust Investments, Inc. since January
Chicago, IL 60675                                                         2001; President of Northern Trust Global Investments, a
                                                                          division of Northern Trust Corporation and Executive Vice
                                                                          President of The Northern Trust Company since 1998;
                                                                          President, Chief Executive Officer and Director of Zurich
                                                                          Kemper Investments (a financial services company) from
                                                                          1996 to 1998; President, Chief Operating Officer and
                                                                          Director of Kemper Corporation (a financial services
                                                                          company) from 1992 to 1996; President and Director of
                                                                          Kemper Funds (a registered investment company) from 1990
                                                                          to 1998. Director: LTV Corporation (a steel producer).
                                                                          Trustee: Northern Funds.

Lloyd A. Wennlund                   43           President                Senior Vice President and Director of Northern Trust
50 South LaSalle Street                                                   Investments, Inc. since January 2001; Trust Senior
Chicago, IL 60675                                                         Vice President and other positions at The Northern Trust
                                                                          Company, President of Northern Trust Securities, Inc., and
                                                                          Managing Executive, Mutual Funds for Northern Trust Global
                                                                          Investments since 1989.

Brian R. Curran                     33           Vice President and       VicePresident at PFPC Inc. (formerly First Data Investor
4400 Computer Drive                              Treasurer                Services Group, Inc. ("FDISG")) since 1997; Director of
Westborough, MA 01581                                                     Fund Administration at State Street Bank & Trust Company
                                                                          from March 1997 to October 1997; Senior Auditor at Price
                                                                          Waterhouse L.L.P. from April 1995 to March 1997.

Eric K. Schweitzer                  39           Vice President           Senior Vice President of Northern Trust Investments, Inc.
50 South LaSalle Street                                                   since January 2001; Senior Vice President at The Northern
Chicago, IL 60675                                                         Trust Company and the Director of Distribution, Product
                                                                          Management and Client Services in the Mutual Fund Group
                                                                          of Northern Trust Global Investments since July 2000;
                                                                          Managing Director of Mutual Funds for US Bancorp from May
                                                                          1997 to July 2000.

Suzanne E. Anderson                 28           Assistant Treasurer     Client Treasury Manager of Mutual Fund Administration at
4400 Computer Drive                                                      PFPC Inc. since August 1998; Manager of Fund Administration
Westborough, MA 01581                                                    at State Street Bank & Trust Company from October 1996 to
                                                                         August 1998; Fund Administrator at State Street Bank &
                                                                         Trust Company from October 1995 to October 1996.

Jeffrey A. Dalke                    50           Secretary              Partner in the law firm of Drinker Biddle & Reath LLP.
One Logan Square
18/th/ and Cherry Streets
Philadelphia, PA 19103-6996

                                                   Position(s)                  Principal Occupation(s)
Name and Address                    Age            With Trust                   During the Past 5 Years
----------------                    ---            ----------                   -----------------------
Linda J. Hoard                      53            Assistant Secretary      Vice President at PFPC Inc. since 1998; Attorney
4400 Computer Drive                                                        Consultant for Fidelity Management & Research (a
Westborough, MA 01581                                                      financial service company), Investors Bank & Trust
                                                                           Company (a financial service provider) and  FDISG from
                                                                           September 1994 to June 1998.

* Mr. George is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.
** Mr. Murphy is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.
*** Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and/or its affiliates.
**** Mr. Timbers is deemed to be an "interested" Trustee because he is an officer, director, employee and shareholder of Northern Trust Corporation and/or its affiliates.

        Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Northern Trust Corporation, PFPC Inc., Northern Funds Distributors, LLC and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. As a result of the responsibilities assumed by the Trust's service providers, the Trust itself requires no employees.

        Each officer holds comparable positions with Northern Funds, and certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation, PFPC Inc. or an affiliate thereof is the investment adviser, custodian, transfer agent, administrator and/or distributor.

        Each Trustee, except Mr. Timbers, earns an annual retainer of $30,000 and the Chairman of the Board earns an annual retainer of $40,000. Each Trustee, including the Chairman of the Board, earns an additional fee of $1,500 for each meeting attended, plus reimbursement of expenses incurred as a Trustee.

        In addition, the Trustees established an Audit Committee consisting of three members, including a Chairman of the Committee. The Audit Committee members are Messrs. Condon (Chairman), Dolan and Strubel. Each member earns an annual fee of $1,500 and the Chairman earns an annual fee of $3,500.

        The Trustees have also established a Nominating, Compensation and Education Committee consisting of three members, including a Chairman of the Committee. The Nominating, Compensation and Education Committee members are Messrs. Dixon (Chairman) and Cline and Ms. Guthman. Each member earns an annual fee of $1,500 and the Chairman earns an annual fee of $3,500.

        The Trustees have also established a Valuation Committee consisting of four members, including a Chairman of the Committee. As of the date of this Additional Statement, the Valuation Committee members are Messrs. George (Chairman) and Murphy and Ms. Skinner. Each member earns an annual fee of $1,500 and the Chairman earns an annual fee of $3,500.

        Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) effective December 31, 2001, in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote), on the last day of the calendar year of the Trust in which he or she attains the age of 72 years.

        The Trust's officers do not receive fees from the Trust for services in such capacities, although PFPC, of which certain of the Trust's officers are also officers (except Messrs. Dalke, Wennlund and Schweitzer), receives fees from the Trust for administrative services.

     Drinker Biddle & Reath LLP, of which Mr. Dalke is a partner, receives fees from the Trust for legal services.

     Northern Trust Corporation and /or its affiliates, of which Messrs. Timbers, Wennlund and Schweitzer are officers, receive fees from the Trust as Investment Adviser, Co-administrator, Custodian and Transfer Agent.

     The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended November 30, 2000:

                              U.S.        Short-        U.S.                                                            Total
                           Government  Intermediate  Treasury   Intermediate                                         Compensation
                           Securities     Bond         Index       Bond      International    Core Bond     Bond      from Fund
                           Portfolio    Portfolio    Portfolio   Portfolio   Bond Portfolio  Portfolio(1) Portfolio   Complex(2)
                           ---------    ---------    ---------   ---------   --------------  ------------ ---------
Steven Timbers(3)            $   0       $    0       $    0      $   0        $    0            N/A       $     0      $     0
William H. Springer            521        1,043          521        521           521            N/A         3,649       87,875
Richard G. Cline               428          855          428        428           428            N/A         2,993       72,500
Edward J. Condon, Jr.          473          945          473        473           473            N/A         3,308       79,000
John W. English (4)            453          905          453        453           453            N/A         3,168       75,000
Sandra Polk Guthman            428          855          428        428           428            N/A         2,993       72,500
Richard P. Strubel             468          935          468        468           468            N/A         3,273       76,500
Wesley M. Dixon, Jr.(3)        330          660          330        330           330            N/A         2,310       72,250
William J. Dolan, Jr.(3)       310          620          310        310           310            N/A         2,170       69,500
Raymond E. George, Jr.(3)      330          660          330        330           330            N/A         2,310       73,500
Michael E. Murphy(3)           270          540          270        270           270            N/A         1,890       61,500
Mary Jacobs Skinner(3)         310          620          310        310           310            N/A         2,170       69,500

(1) Core Bond Portfolio did not commence operations during the period.

(2) Fund complex includes twenty-two investment portfolios of the Trust and thirty-four portfolios of Northern Funds, a separately registered investment company.

(3) Messrs. Timbers, Dixon, Dolan, George, Murphy and Ms. Skinner each became a Trustee of Northern Institutional Funds as of March 28, 2000. (4) Mr. English served as a Trustee of Northern Institutional Funds until March 27, 2001.

     The Trust does not provide pension or retirement benefits to its Trustees.

Code of Ethics

     The Trust, its investment adviser and principal underwriter have adopted codes of ethics (the "Codes of Ethics") under rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

Investment Advisers, Transfer Agent and Custodian

     As of the date of this Additional Statement, The Northern Trust Company ("TNTC") serves as the investment adviser of the International Bond Portfolio and Northern Trust Investments, Inc. ("NTI") serves as the investment adviser of each of the other Portfolios. * NTI and TNTC (each an "Investment Adviser") are direct or indirect wholly-owned subsidiaries of Northern Trust Corporation, a bank holding company, and are located at 50 South LaSalle Street, Chicago, IL 60675.

     It is expected that no later than May 12, 2001, NTI and Northern Trust Global Investments (Europe) Limited ("NTGIE") will assume TNTC's rights and responsibilities as investment adviser of the International Bond Portfolio and will serve as co-investment advisers for the Portfolio. NTGIE is an indirect wholly-owned subsidiary of Northern Trust Corporation and is located at 6 Devonshire Square, London, EC2A 4YE, United Kingdom. Unless otherwise indicated, NTI, TNTC and NTGIE are referred to collectively in this Additional Statement as "Northern Trust."

     Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors, and as of December 31, 2000, administered in various capacities approximately $1.7 trillion of assets, including approximately $338.0 billion of assets under discretionary management. As of December 31, 2000, Northern Trust Corporation and its subsidiaries had approximately $36.0 billion in assets, $22.8 billion in deposits and employed over 9,400 persons.

_______________
* Prior to January 1, 2001, NTI served as investment adviser of the U.S. Treasury Index Portfolio and TNTC served as investment adviser of all of the other then-existing Portfolios. On January 1, 2001, NTI assumed TNTC's rights and responsibilities as investment adviser of each of the Portfolios that TNTC was then managing, other than the International Bond Porfolio.

     Under its Advisory Agreement with the Trust, Northern Trust, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for the Portfolios and for placing purchase and sale orders for portfolio securities. The Advisory Agreement with the Trust provides that in selecting brokers or dealers to place orders for transactions, Northern Trust shall attempt to obtain best net price and execution or, with respect to the International Bond and Intermediate Bond Portfolios, its best judgment to obtain the best overall terms available. In assessing the best overall terms available for any transaction, Northern Trust is to consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, Northern Trust may consider the brokerage and research services provided to the Portfolios and/or other accounts over which Northern Trust or an affiliate exercises investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include industry and company analyses, portfolio services, quantitative data, market information systems and economic and political consulting and analytical services.

     Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions which are generally fixed. Over-the-counter issues, including corporate debt and government securities, are normally traded on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, Northern Trust will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

     The Portfolios may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Portfolios will engage in this practice, however, only when Northern Trust believes such practice to be in the Portfolios' interests.

     On occasions when Northern Trust deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other fiduciary or agency accounts managed by them (including any other Portfolio, investment company or account for which Northern Trust acts as adviser), the Advisory Agreement provides that Northern Trust, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Portfolio with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Northern Trust in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Portfolio or the amount of the securities that are able to be sold for a Portfolio.

     The Advisory Agreement provides that Northern Trust may render similar services to others so long as its services under such Agreements are not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify Northern Trust against certain liabilities (including liabilities under the Federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Agreements) or, in lieu thereof, contribute to resulting losses.

     Under its Transfer Agency Agreement with the Trust, with respect to shares held by Institutions, TNTC as Transfer Agent has undertaken to perform some or all of the following services: (i) establish and maintain an omnibus account in the name of each Institution; (ii) process purchase orders and redemption requests from an Institution, and furnish confirmations and disburse redemption proceeds; (iii) act as the income disbursing agent of the Trust; (iv) answer inquiries from Institutions; (v) provide periodic statements of account to each Institution; (vi) process and record the issuance and redemption of shares in accordance with instructions from the Trust or its administrator; (vii) if required by law, prepare and forward to Institutions shareholder communications (such as proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices); (viii) preserve records; and (ix) furnish necessary office space, facilities and personnel. Under the Transfer Agency Agreement, with respect to shares held by investors, the Transfer Agent has also undertaken to perform some or all of the following services: (i) establish and maintain separate accounts in the name of the investors; (ii) process purchase orders and redemption requests, and furnish confirmations in accordance with applicable law; (iii) disburse redemption proceeds; (iv) process and record the issuance and redemption of shares in accordance with instructions from the Trust or its administrator; (v) act as income disbursing agent of the Trust in accordance with the terms of the Prospectus and instructions from the Trust or its administrator; (vi) provide periodic statements of account; (vii) answer inquiries (including requests for prospectuses and statements of additional information, and assistance in the completion of new account applications) from investors and respond to all requests for information regarding the Trust (such as current price, recent performance, and yield data) and questions relating to accounts of investors (such as possible errors in statements, and transactions); (viii) respond to and seek to resolve all complaints of investors with respect to the Trust or their accounts; (ix) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to investors;
(x) furnish the Trust with all pertinent Blue Sky information; (xi) perform all required tax withholding; (xii) preserve records; and (xiii) furnish necessary office space, facilities and personnel. Northern Trust may appoint one or more sub-transfer agents in the performance of its services.

     As compensation for the services rendered by the Transfer Agent under the Transfer Agency Agreement and the assumption by the Transfer Agent of related expenses, TNTC is entitled to a fee from the Trust, payable monthly, at an annual rate of 0.01%, 0.10% and 0.15% of the average daily net asset value of the Class A, C and D Shares, respectively, of the Portfolios.

     Under its Custodian Agreement (and in the case of the International Bond Portfolio, its Foreign Custody Agreement) with the Trust, TNTC (i) holds each Portfolio's cash and securities, (ii) maintains such cash and securities in separate accounts in the name of the Portfolio, (iii) makes receipts and disbursements of funds on behalf of the Portfolio, (iv) receives, delivers and releases securities on behalf of the Portfolio, (v) collects and receives all income, principal and other payments in respect of the Portfolio's investments held by the Custodian under the Agreement, and (vi) maintains the accounting records of the Trust. The Custodian may employ one or more subcustodians, provided that the Custodian, subject to certain monitoring responsibilities, shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to the Custodian and that the responsibility or liability of the subcustodian to the Custodian shall conform to the resolution of the Trustees of the Trust authorizing the appointment of the particular subcustodian (or, in the case of foreign securities, to the terms of any agreement entered into between the Custodian and such subcustodian to which such resolution relates). In addition, the Trust's custodial arrangements provide, with respect to foreign securities, that the Custodian shall not be: (i) responsible for the solvency of any subcustodian appointed by it with reasonable care; (ii) responsible for any act, omission, default or for the solvency of any eligible foreign securities depository; and (iii) liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism or any loss where the subcustodian has otherwise exercised reasonable care. The Custodian may also appoint agents to carry out such of the provisions of the Custodian Agreement and the Foreign Custody Agreement as the Custodian may from time to time direct, provided that the appointment of an agent shall not relieve Northern Trust of any of its responsibilities under either Agreement. The Custodian has entered into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the Portfolios' foreign securities.

     As compensation for the services rendered to the Trust by the Custodian to the U.S. Government Securities, Short-Intermediate Bond, U.S. Treasury Index, Core Bond, Bond and Intermediate Bond Portfolios and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows: (i) $18,000 annually for each Portfolio, plus (ii) 1/100th of 1% annually of each Portfolio's average daily net assets to the extent they exceed $100 million, plus (iii) a fixed dollar fee for each trade in portfolio securities, plus (iv) a fixed dollar fee for each time that the Custodian receives or transmits funds via wire, plus (v) reimbursement of expenses incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (iii) and (iv) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that the Custodian may permanently or temporarily waive all or any portion of any upward adjustment.

     As compensation for the services rendered to the Trust under the Foreign Custody Agreement with respect to the International Bond Portfolio, and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows: (i) $35,000 annually for the International Bond Portfolio, plus (ii) 9/100th of 1% annually of the Portfolio's average daily net assets, plus (iii) reimbursement for fees incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating.

     The Custodian's fees under the Custodian Agreement and Foreign Custody Agreement are subject to reduction based on the Portfolios' daily uninvested cash balances (if any).

     Unless sooner terminated, the Advisory Agreement will continue in effect with respect to the Portfolios until April 30, 2002 and the Custodian Agreement (or, in the case of the International Bond Portfolio, the Foreign Custody Agreement) and the Transfer Agency Agreement will continue in effect with respect to a particular Portfolio until April 30, 2002 and thereafter for successive 12-month periods, provided that the continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees or by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"). Each agreement is terminable at any time without penalty by either the Trust (by specified Trustee or shareholder action) or by the Investment Adviser, Custodian or Transfer Agent, as the case may be, on 60 days' written notice.

     Prior to April 1, 1998, The Northern Trust Company served as investment adviser to the U.S. Treasury Index Portfolio on the same terms as those described above.

     For the fiscal years or periods ended November 30 as indicated, the amount of advisory fees incurred by each Portfolio (after fee waivers) (except for the Core Bond Portfolio, which did not commence operations during the fiscal year ended November 30, 2000) was as follows:

                                                   2000           1999             1998
                                                   ----           ----             ----
U.S. Government Securities Portfolio           $  236,537     $  199,929       $  123,385
Short-Intermediate Bond Portfolio                 540,685        468,003          498,090
U.S. Treasury Index Portfolio                      44,184         34,779           37,969
Bond Portfolio                                  2,565,471      2,051,219        1,454,684
Intermediate Bond Portfolio                       117,148        178,297           55,413
International Bond Portfolio                      207,040        198,243          185,420

     For the fiscal years or periods ended November 30 as indicated, the Investment Adviser waived advisory fees as follows:

                                                   2000           1999             1998
                                                   ----           ----             ----
U.S. Government Securities Portfolio           $  331,152     $  279,902       $  172,740
Short-Intermediate Bond Portfolio                 756,959        655,206          697,327
U.S. Treasury Index Portfolio                      73,639         57,965           63,282
Bond Portfolio                                  3,591,661      2,871,713        2,036,562
Intermediate Bond Portfolio                       164,006        249,615           77,578
International Bond Portfolio                       59,154         56,641           52,977

     For the fiscal years or periods ended November 30 as indicated, the amount of transfer agency fees incurred by each Portfolio (except for the Core Bond Portfolio, which did not commence operations during the fiscal year ended November 30, 2000) was as follows:

                                                   2000           1999             1998
                                                   ----           ----             ----
U.S. Government Securities Portfolio           $   10,766     $    9,552       $    9,110
Short-Intermediate Bond Portfolio                  21,703         19,199           21,373
U.S. Treasury Index Portfolio                       3,391          3,342            5,260
Bond Portfolio                                    145,912        138,870          112,476
Intermediate Bond Portfolio                         4,722          7,181            2,226
International Bond Portfolio                        2,958          2,865            2,837

     For the fiscal years or periods ended November 30 as indicated, the amount of custodian fees (and, in the case of the International Bond Portfolio, the foreign custodian fees) incurred by each Portfolio (except for the Core Bond Portfolio, which did not commence operations during the fiscal year ended November 30, 2000) was as follows:

                                                    2000           1999           1998
                                                    ----           ----           ----
U.S. Government Securities Portfolio              $ 30,362       $18,609        $21,756
Short-Intermediate Bond Portfolio                   43,940        25,659         28,255
U.S. Treasury Index Portfolio                       32,348        22,105         21,321
Bond Portfolio                                     117,660        85,855         76,339
Intermediate Bond Portfolio                         32,163        23,114         17,589
International Bond Portfolio                        70,401        59,184         54,780

     Under a Service Mark License Agreement (the "Agreement") with the Trust, Northern Trust Corporation has agreed that the name "Northern Institutional Funds" may be used in connection with the Trust's business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Institutional Funds" to any other person. The Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name "Northern Institutional Funds."

Portfolio Transactions

     To the extent that a Portfolio effects brokerage transactions with any broker/dealer affiliated directly or indirectly with the Investment Adviser, such transactions, including the frequency thereof, the receipt of any commissions payable in connection therewith, and the selection of the affiliated broker/dealer effecting such transactions, will be fair and reasonable to the shareholders of the Portfolio.

     For the fiscal years ended November 30, 2000, 1999 and 1998, all portfolio transactions for the Portfolios were executed on a principal basis and, therefore, no brokerage commissions were paid by the Portfolios. Purchases by the Portfolios from underwriters of portfolio securities, however, normally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include the spread between the dealer's cost for a given security and the resale price of the security.

     During the fiscal year ended November 30, 2000, the U.S. Government Securities Portfolio acquired and sold securities of J.P. Morgan Chase & Co. and Credit Suisse First Boston, each a regular broker/dealer. At November 30, 2000, the U.S. Government Securities Portfolio did not own securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents.

     During the fiscal year ended November 30, 2000, the Short-Intermediate Bond Portfolio acquired and sold securities of J.P. Morgan Chase & Co., Salomon Smith Barney, Inc., Citigroup Inc., Credit Suisse First Boston, Donaldson Lufkin and Jenrette, Lehman Brothers and Prudential, Inc., each a regular broker/dealer. At November 30, 2000, the Short-Intermediate Bond Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: J.P. Morgan Chase & Co., with an approximate aggregate market value of $12,382,008; Citigroup Inc., with an approximate aggregate market value of $2,964,176; Donaldson Lufkin and Jenrette with an approximate aggregate market value of $7,210,000; Lehman Brothers, with an approximate aggregate market value of $3,692,000; Prudential, Inc. with an approximate aggregate market value of $2,567,329; and Salomon Smith Barney, Inc., with an approximate aggregate market value of $380,171.

     During the fiscal year ended November 30, 2000, the Intermediate Bond Portfolio acquired and sold securities of J.P. Morgan Chase & Co., Salomon Smith Barney, Inc., Citigroup Inc., Credit Suisse First Boston, and Donaldson Lufkin and Jenrette, each a regular broker/dealer. At November 30, 2000, the Intermediate Bond Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: J.P. Morgan Chase & Co., with an approximate aggregate market value of $642,000; Citigroup Inc., with an approximate aggregate market value of $299,000; Credit Suisse First Boston with an approximate aggregate market value of $374,970; Donaldson Lufkin and Jenrette, with an approximate aggregate market value of $293,820; Morgan Stanley Dean Witter & Co., with an approximate aggregate market value of $351,251; and Salomon Smith Barney, Inc., with an approximate aggregate market value of $45,621.

     During the fiscal year ended November 30, 2000, the U.S. Treasury Index Portfolio acquired and sold securities of J.P. Morgan Chase & Co. and Credit Suisse First Boston, each a regular broker/dealer. At November 30, 2000, the U.S. Treasury Index Portfolio did not own securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents.

     During the fiscal year ended November 30, 2000, the Bond Portfolio acquired and sold securities of J.P. Morgan Chase & Co., Citigroup Inc., Credit Suisse First Boston, Donaldson Lufkin and Jenrette and Morgan Stanley Dean Witter & Co. Inc., each a regular broker/dealer. At November 30, 2000, the Bond Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: J.P. Morgan Chase & Co., with an approximate aggregate market value of $164,395,103; Citigroup Inc., with an approximate aggregate market value of $7,273,000; Credit Suisse First Boston with an approximate aggregate market value of $8,003,674; Donaldson Lufkin and Jenrette, with an approximate aggregate market value of $1,731,940; Lehman Brothers, with an approximate aggregate market value of $12,624,000; Morgan Stanley Dean Witter & Co., with an approximate aggregate market value of $18,938,000; and Salomon Smith Barney, Inc., with an approximate aggregate market value of $1,672,754.

     During the fiscal year ended November 30, 2000, the International Bond Portfolio acquired and sold securities of J.P. Morgan Chase & Co., Citigroup Inc., Credit Suisse First Boston and Lehman Brothers, each a regular broker/dealer. At November 30, 2000, the International Bond Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: J.P. Morgan Chase & Co., with an approximate aggregate market value of $37,000.

     During the fiscal year ended November 30, 2000, the Core Bond Portfolio had not yet commenced operations.

Portfolio Valuation

     U.S. and foreign investments held by a Portfolio are valued at the last quoted sales price on the exchange on which such securities are primarily traded, except that securities listed on an exchange in the United Kingdom are valued at the average of the closing bid and ask prices. If any securities listed on a U.S. securities exchange are not traded on a valuation date, they will be valued at the last quoted bid price. If securities listed on a foreign securities exchange are not traded on a valuation date, they will be valued at the most recent quoted trade price. Securities which are traded in the U.S. over-the-counter markets are valued at the last quoted bid price. Securities which are traded in the foreign over-the-counter markets are valued at the last sales price, except that such securities traded in the United Kingdom are valued at the average of the closing bid and ask prices. Shares of investment companies held by the Portfolios will be valued at their respective net asset values. Any securities, including restricted securities, for which current quotations are not readily available are valued at fair value as determined in good faith by the Investment Adviser under the supervision of the Board of Trustees. Short-term investments are valued at amortized cost which the Investment Adviser has determined, pursuant to Board authorization, approximates market value. Securities may be valued on the basis of prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Co-Administrators and Distributor

     Prior to January 1, 2001, TNTC and PFPC Inc. ("PFPC"), 4400 Computer Drive, Westborough, Massachusetts 01581, acted as co-administrators for the Portfolios under a Co-Administration Agreement with the Trust. On January 1, 2001, NTI assumed TNTC's rights and responsibilities under the Co-Administration Agreement. PFPC remained a Co-Administrator. Subject to the general supervision of the Trust's Board of Trustees, the Co-Administrators provide supervision of all aspects of the Trust's non-investment advisory operations and perform various corporate secretarial, treasury and blue sky services, including but not limited to: (i) maintaining office facilities and furnishing corporate officers for the Trust; (ii) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (iii) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust's bills, preparing monthly reconciliation of the Trust's expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees and compliance testing; (iv) preparing and submitting reports to the Trust's shareholders and the SEC; (v) preparing and printing financial statements; (vi) preparing monthly Portfolio profile reports; (vii) preparing and filing the Trust's federal and state tax returns (other than those required to be filed by the Trust's custodian and transfer agent) and providing shareholder tax information to the Trust's transfer agent; (viii) assisting in marketing strategy and product development; (ix) performing oversight/management responsibilities, such as the supervision and coordination of certain of the Trust's service providers; (x) effecting and maintaining, as the case may be, the registration of shares of the Trust for sale under the securities laws of various jurisdictions; (xi) assisting in maintaining corporate records and good standing status of the Trust in its state of organization; and (xii) monitoring the Trust's arrangements with respect to services provided by

Servicing Agents to their customers who are the beneficial owners of shares, pursuant to servicing agreements between the Trust and such Servicing Agents.

     Subject to the limitations described below, as compensation for their administrative services and the assumption of related expenses, the Co-Administrators are entitled to a fee from each Portfolio, computed daily and payable monthly, at an annual rate of 0.15% of the average daily net assets of the International Bond Portfolio, and 0.10% of the average daily net assets of each other Portfolio. The Co-Administrators will reimburse each Portfolio for its expenses (including administration fees payable to the Co-Administrators, but excluding advisory fees, transfer agency fees, servicing fees and extraordinary expenses) which exceed on an annualized basis 0.25% of the International Bond Portfolio's average daily net assets and 0.10% of each other Portfolio's average daily net assets.

     For the fiscal year ended November 30, 2000, the Co-Administrators received fees under the Co-Administration Agreement with the Trust (except for the Core Bond Portfolio, which did not commence operations during the fiscal year ended November 30, 2000) in the amount of:

     U.S. Government Securities Portfolio                      $   94,613
     Short-Intermediate Bond Portfolio                            216,271
     U.S. Treasury Index Portfolio                                 29,455
     Bond Portfolio                                             1,026,174
     Intermediate Bond Portfolio                                   46,858
     International Bond Portfolio                                  44,366

     Additionally, for the fiscal year ended November 30, 2000, the Co-Administrators voluntarily waived/reimbursed each Portfolio for its expenses reducing administration fees in the following amounts for the fiscal year ended November 30, 2000:

     U.S. Government Securities Portfolio                      $   96,696
     Short-Intermediate Bond Portfolio                            134,817
     U.S. Treasury Index Portfolio                                 98,645
     Bond Portfolio                                               352,557
     Intermediate Bond Portfolio                                  104,650
     International Bond Portfolio                                 113,778

     For the period May 1, 1999 through the fiscal year ended November 30, 1999, the Co-Administrators received fees under the Co-Administration Agreement with the Trust (except for the Core Bond Portfolio, which did not commence operations during the period) in the amount of:

     U.S. Government Securities Portfolio                      $   50,136
     Short-Intermediate Bond Portfolio                            112,931
     U.S. Treasury Index Portfolio                                 13,232
     Bond Portfolio                                               524,623
     Intermediate Bond Portfolio                                   36,974
     International Bond Portfolio                                  24,567

     Additionally, for the period May 1, 1999 through the fiscal year ended November 30, 1999, the Co-Administrators voluntarily waived/reimbursed each Portfolio (except for the Core Bond Portfolio, which did not commence operations during the period) for its expenses reducing administration fees in the following amounts:

     U.S. Government Securities Portfolio                      $   34,540
     Short-Intermediate Bond Portfolio                             49,829
     U.S. Treasury Index Portfolio                                 37,242
     Bond Portfolio                                               159,362
     Intermediate Bond Portfolio                                   40,640
     International Bond Portfolio                                  42,941

     Prior to May 1, 1999, Goldman, Sachs & Co. ("Goldman Sachs"), 85 Broad Street, New York, New York 10004, acted as the Trust's administrator pursuant to an administration agreement similar to the Co-Administration Agreement currently in effect. For the periods indicated, Goldman Sachs received fees under its administration agreement with the Trust (except for the Core Bond Portfolio, which did not commence operations during the period) in the amount of:

                                             December 1, 1998   December 1, 1997
                                                 through            through
                                              April 30, 1999   November 30, 1998
                                              --------------   -----------------

     U.S. Government Securities Portfolio      $  29,835          $    49,354
     Short-Intermediate Bond Portfolio            74,269              199,235
     U.S. Treasury Index Portfolio                 9,954               25,313
     Bond Portfolio                              295,859              581,869
     Intermediate Bond Portfolio                  34,344               22,165
     International Bond Portfolio                 17,914               39,733

     In addition, pursuant to an undertaking that commenced August 1, 1992, Goldman Sachs agreed that, if its administration fees (less expense reimbursements paid by Goldman Sachs to the Trust and less certain marketing expenses paid by Goldman Sachs) exceeded a specified amount ($1 million for the Trust's first twelve investment portfolios plus $50,000 for each additional portfolio) during a fiscal year, Goldman Sachs would waive a portion of its administration fees during the following fiscal year. There were no waivers pursuant to this agreement during the fiscal years ended November 30, 1999 and 1998.

     Goldman Sachs had also agreed each year to reimburse each Portfolio for its expenses (including fees payable to Goldman Sachs as administrator, but excluding advisory fees, transfer agency fees, servicing fees and extraordinary expenses) which exceeded on an annualized basis 0.25% of the International Bond Portfolio's average daily net assets and 0.10% of each other Portfolio's average daily net assets. Prior to May 1, 1997, this undertaking was voluntary with respect to the Portfolios. As of May 1, 1997, this undertaking was contractual with respect to all Portfolios. The effect of these reimbursements by Goldman Sachs for the fiscal years or periods ended November 30 as indicated was to reduce the expenses of each Portfolio (except for the Core Bond Portfolio, which did not commence operations during the period) by:

                                             December 1, 1998   December 1, 1997
                                                 through            through
                                               April 30, 1999  November 30, 1998
                                               --------------  -----------------

U.S. Government Securities Portfolio           $  24,893          $  72,267
Short-Intermediate Bond Portfolio                 48,092            103,011
U.S. Treasury Index Portfolio                     23,710             66,821
Bond Portfolio                                   121,707            222,213
Intermediate Bond Portfolio                       23,301             83,211
International Bond Portfolio                      35,599             95,507

     Unless sooner terminated, the Co-Administration Agreement will continue in effect until April 30, 2002, and thereafter for successive one-year terms with respect to each Portfolio, provided that the Agreement is approved annually (1) by the Board of Trustees or (2) by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to the Agreement and who are not interested persons (as defined in the 1940 Act) of any party thereto, by vote cast in person at a meeting called for the purpose of voting on such approval. The Co-Administration Agreement is terminable at any time after April 30, 2001 without penalty by the Trust on at least 60 days written notice to the Co-Administrators. Each Co-Administrator may terminate the Co-Administration Agreement with respect to itself at any time after April 30, 2001 without penalty on at least 60 days written notice to the Trust and the other Co-Administrator.

     The Trust may terminate the Co-Administration Agreement prior to April 30, 2001 in the event that the Trust or its shareholders incur damages in excess of $100,000 as a result of the willful misfeasance, bad faith or negligence of the Co-Administrators, or the reckless disregard of their duties under the Agreement. The Trust may also terminate the Co-Administration Agreement prior to April 30, 2001 in the event that the Co-Administrators fail to meet one of the performance standards set forth in the Agreement.

The Trust has entered into a Distribution Agreement with Northern Funds Distributors, LLC ("NFD") under which NFD, as agent, sells shares of each Portfolio on a continuous basis. NFD pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. NFD is a wholly-owned subsidiary of PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors, based in King of Prussia, Pennsylvania, is a wholly-owned subsidiary of PFPC, a co-administrator for the Trust. Prior to January 2, 2001, NFD was a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"). Effective January 2, 2001, PDI was acquired by PFPC Distributors and NFD became a wholly-owned subsidiary of PFPC Distributors. Between May 1, 1999 and November 30, 1999, First Data Distributors, Inc. ("FDDI") acted as the Trust's distributor pursuant to a distribution agreement similar to the Distribution Agreement currently in effect with NFD. No compensation is payable by the Trust to NFD for such distribution services. Prior to May 1, 1999, Goldman Sachs acted as the Trust's distributor pursuant to a distribution agreement similar to the Distribution Agreement currently in effect with NFD.

     The Co-Administration Agreement provides that the Co-Administrators may render similar services to others so long as their services under such Agreement are not impaired thereby. The Co-Administration Agreement also provides that the Trust will indemnify each Co-Administrator against all claims except those resulting from the willful misfeasance, bad faith or negligence of such Co-Administrator, or the Co-Administrator's breach of confidentiality. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD's breach of confidentiality.

     Under a Service Mark License Agreement (the "License Agreement") with NFD, Northern Trust Corporation agrees that the name "Northern Funds" may be used in connection with Northern Institutional Funds' business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name ("Northern Funds") to any other person. The License Agreement provides that at such time as the License Agreement is no longer in effect NFD will cease using the name "Northern Funds."

Shareholder Servicing Plan

     As stated in the Portfolios' Prospectus, Servicing Agents may enter into servicing agreements with the Trust under which they provide (or arrange to have provided) support services to their Customers or other investors who beneficially own such shares in consideration of the Portfolios' payment of not more than 0.15% and 0.25% (on an annualized basis) of the average daily net asset value of the Class C and D Shares, respectively, beneficially owned by such Customers or investors.

     For the fiscal years or periods ended November 30 as indicated, the aggregate amount of the Shareholder Service Fee incurred by each class of each Portfolio then in existence was as follows:

                                                    2000           1999           1998
                                                    ----           ----           ----
U.S. Government Securities Portfolio
         Class C                                   $      0       $    560       $  5,132
         Class D                                      2,330          2,175          1,955
Short-Intermediate Bond Portfolio
         Class D                                        137            852          2,584
U.S. Treasury Index Portfolio
         Class C (1)                                    471            251             25
         Class D                                        291          1,558          4,846
Bond Portfolio
         Class C                                     70,970         90,790         86,693
         Class D                                      1,284          4,179          4,050
Intermediate Bond Portfolio
         Class D (2)                                     65             86             17
International Bond Portfolio
         Class D                                          0             59            334

(1)  Class C Shares were issued on October 6, 1998.
(2)  Class D Shares were issued on October 2, 1998.

     Services provided by or arranged to be provided by Servicing Agents under their servicing agreements may include: (i) establishing and maintaining separate account records of Customers or other investors; (ii) providing

Customers or other investors with a service that invests their assets in shares of certain classes pursuant to specific or pre-authorized instructions, and assistance with new account applications; (iii) aggregating and processing purchase and redemption requests for shares of certain classes from Customers or other investors, and placing purchase and redemption orders with the Transfer Agent; (iv) issuing confirmations to Customers or other investors in accordance with applicable law; (v) arranging for the timely transmission of funds representing the net purchase price or redemption proceeds; (vi) processing dividend payments on behalf of Customers or other investors; (vii) providing information periodically to Customers or other investors showing their positions in shares; (viii) responding to Customer or other investor inquiries (including requests for prospectuses), and complaints relating to the services performed by the Servicing Agents; (ix) acting as liaison with respect to all inquiries and complaints from Customers and other investors relating to errors committed by the Trust or its agents, and other matters pertaining to the Trust; (x) providing or arranging for another person to provide subaccounting with respect to shares of certain classes beneficially owned by Customers or other investors;
(xi) if required by law, forwarding shareholder communications from the Trust (such as proxy statements and proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers and other investors; (xii) providing such office space, facilities and personnel as may be required to perform their services under the servicing agreements; (xiv) maintaining appropriate management reporting and statistical information; (xiii) paying expenses related to the preparation of educational and other explanatory materials in connection with the development of investor services; (xv) developing and monitoring investment programs; and (xvi) providing such other similar services as the Trust may reasonably request to the extent the Servicing Agents are permitted to do so under applicable statutes, rules and regulations.

     The Trust's agreements with Servicing Agents are governed by a Plan (called the "Shareholder Servicing Plan") which has been adopted by the Board of Trustees. Pursuant to the Shareholder Servicing Plan, the Board of Trustees will review, at least quarterly, a written report of the amounts expended under the Trust's agreements with Servicing Agents and the purposes for which the expenditures were made. In addition, the arrangements with Servicing Agents must be approved annually by a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and have no direct or indirect financial interest in such arrangements.

     The Board of Trustees has approved the arrangements with Servicing Agents based on information provided by the Trust's service contractors that there is a reasonable likelihood that the arrangements will benefit the Portfolios and their shareholders by affording the Portfolios greater flexibility in connection with the servicing of the accounts of the beneficial owners of their shares in an efficient manner.

Counsel and Auditors

     Drinker Biddle & Reath LLP, with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serve as counsel to the Trust.

     Ernst & Young LLP, independent auditors, 233 S. Wacker Drive, Chicago, Illinois 60606, have been selected as auditors of the Trust. In addition to audit services, Ernst & Young LLP reviews the Trust's Federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

In-Kind Purchases and Redemptions

     Payment for shares of a Portfolio may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Portfolio as described in the Prospectus. For further information about this form of payment, contact Northern Trust. In connection with an in-kind securities payment, a Portfolio will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Portfolio and that the Portfolio receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Portfolio; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

     Although each Portfolio generally will redeem shares in cash, each Portfolio reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from such Portfolio. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio's net asset value per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

                             PERFORMANCE INFORMATION

     The performance of a class of shares of a Portfolio may be compared to those of other mutual funds with similar investment objectives and to bond, stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a class of shares may be compared to data prepared by Lipper Analytical Services, Inc. or other independent mutual fund reporting services. In addition, the performance of a class may be compared to the Lehman Brothers Government/Corporate Bond Index (or its components, including the Treasury Bond Index), the Lehman Mutual Fund Intermediate Tax Exempt Index, S&P 500 Index, S&P/Barra Growth Index, the Russell 2000 Index, the Europe and Australia Far East Equity Index ("EAFE Index") or other unmanaged stock and bond indices, including, but not limited to, the Merrill Lynch 1-5 Year Government Bond Index, the Merrill Lynch 1-5 Year Corporate/Government Bond Index, the 3-month LIBOR Index, the 91-day Treasury Bill Rate, the Composite Index, the J.P. Morgan Non-U.S. Government Bond Index, and the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industry companies listed on the New York Stock Exchange. Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a class of shares of a Portfolio.

     The Portfolios calculate their total returns for each class of shares separately on an "annual total return" basis for various periods as permitted under the rules of the SEC. Average annual total return reflects the average annual percentage change in value of an investment in the class over the measuring period. Total returns for each class of shares may also be calculated on an "aggregate total return" basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the shares and assume that any dividends and capital gain distributions made by the Portfolio with respect to a class during the period are reinvested in the shares of that class. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a class for any one year in the period might have been more or less than the average for the entire period. The Portfolios may also advertise from time to time the total return of one or more classes of shares on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

     Each Portfolio that advertises an "average annual total return" for a class of shares computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                P (1+T)/n/ = ERV

     Where:        T   =    average annual total return;

                   ERV = ending redeemable value at the end of the applicable period (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) period;

                   P   =    hypothetical initial payment of $1,000; and

                   n   =    period covered by the computation, expressed in
                            terms of years.

     Each Portfolio that advertises an "aggregate total return" for a class of shares computes such return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                T = [(ERV/P)] - 1

     The calculations set forth below are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date and (2) all recurring fees charged to all shareholder accounts are included. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

     The average annual total returns and aggregate total returns shown below for the Short-Intermediate Bond, U.S. Treasury Index and Bond Portfolios include, for periods prior to the commencement of the Portfolios' operations, the performance of predecessor collective funds adjusted to reflect the higher estimated fees and expenses applicable to such Portfolios' Class A Shares at the time of their inception. Although all such predecessor collective funds were managed by Northern Trust for the periods stated in a manner and pursuant to investment objectives that were equivalent in all material respects to the management and investment objectives of the corresponding Portfolios, such predecessor collective funds were not registered under the 1940 Act and were not subject to certain investment restrictions imposed by the 1940 Act. If they had been registered under the 1940 Act, performance might have been adversely affected. The average annual total returns and aggregate total returns shown for the Portfolios for their Class C and/or Class D Shares also include, for the periods prior to the inception of such classes, the performance of the Portfolios' Class A Shares. Because the fees and expenses of Class C and Class D Shares are, respectively, 0.24% and 0.39% higher than those of Class A Shares, actual performance for periods prior to the inception of Class C and Class D Shares would have been lower if such higher fees and expenses had been taken into account.

     Following commencement of operations of the Portfolios, the Portfolios' prior administrator (Goldman Sachs), prior co-administrator (TNTC) or current co-administrators (NTI and PFPC) reimbursed expenses to the Portfolios and voluntarily agreed to reduce a portion of their administration fees for each Portfolio pursuant to the undertaking described above under "Additional Trust Information - Co-Administrators and Distributor" and "- Investment Advisers, Transfer Agent and Custodian," and the Portfolios' Investment Adviser waived a portion of its investment advisory fees with respect to the Portfolios. The average annual total returns and aggregate total returns of each Portfolio (except for the Core Bond Portfolio, which did not commence operations during the fiscal year ended November 30, 2000) with respect to Class A, Class C and Class D Shares, as applicable, are shown below with and without such fee waivers and expense reimbursements.

                                                                   For Periods Ended November 30, 2000

                                      Average Annual Total Returns (%)          Aggregate Total Returns (%)

                                                                     Since                                         Since
                                   1 Year    5 Years    10 Years   Inception     1 Year   5 Years    10 Years    Inception
                                   ------    -------    --------   ---------     ------   -------    --------    ---------
Bond/1/
Class A
     with fee waivers and
     expense reimbursements         8.56       6.17        8.72         --        8.56     34.90       130.80         --

     without fee waivers and
     expense reimbursements         8.18       5.76        8.19         --        8.18     32.86       125.53         --

Class C
     with fee waivers and
     expense reimbursements         8.33       5.92        8.58         --        8.33     33.29       127.84         --

     without fee waivers and
     expense reimbursements         7.95       5.51        8.05         --        7.95     31.25       122.57         --

Class D
     with fee waivers and
     expense reimbursements         7.92       5.72        8.44         --        7.92     32.08       124.80         --

     without fee waivers and
     expense reimbursements         7.54       5.31        7.91         --        7.54     30.04       119.53         --

Intermediate Bond/2/
Class A
     with fee waivers and
     expense reimbursements         7.00         --          --       4.75        7.00        --           --      16.71

     without fee waivers and
     expense reimbursements         6.43         --          --       3.62        6.43        --           --      13.05

Class D
     with fee waivers and
     expense reimbursements         6.62         --          --       4.45        6.62        --           --      15.59

     without fee waivers and
     expense reimbursements         6.05         --          --       3.32        6.05        --           --      11.93

                       For Periods Ended November 30, 2000

                                    Average Annual Total Returns (%)                Aggregate Total Returns (%)

                                                                   Since                                        Since
                               1 Year     5 Years     10 Years   Inception    1 Year    5 Years    10 Years   Inception
                               ------     -------     --------   ---------    ------    -------    --------   ---------
Short-intermediate Bond/3/
Class A
  with fee waivers and
  expense reimbursements         7.01        5.66        6.84         --       7.01      31.69       93.84         --

  without fee waivers and
  expense reimbursements         6.60        5.22        6.25         --       6.60      29.51       87.96         --

Class D
  with fee waivers and
  expense reimbursements         6.59        5.24        6.58         --       6.59      29.07       89.13         --

  without fee waivers and
  expense reimbursements         6.18        4.80        5.99         --       6.18      26.89       83.25         --

U.S. Treasury Index/4/
Class A
  with fee waivers and
  expense reimbursements        10.31        6.22        7.70         --      10.31      35.25      109.88         --

  without fee waivers and
  expense reimbursements         9.73        5.63        7.06         --       9.63      32.31      103.43         --

Class C
  with fee waivers and
  expense reimbursements        10.21        6.12        7.64         --      10.21      34.57      108.83         --

  without fee waivers and
  expense reimbursements         9.63        5.53        7.00         --       9.63      31.63      102.38         --

Class D
  with fee waivers and
  expense reimbursements         9.97        5.83        7.45         --       9.97      32.75      105.15         --

  without fee waivers and
  expense reimbursements         9.39        5.24        6.81         --       9.39      29.81       98.70         --

                                                         For Periods Ended November 30, 2000

                                      Average Annual Total Returns (%)                Aggregate Total Returns (%)

                                                                      Since                                         Since
                                  1 Year      5 Years    10 Years   Inception    1 Year    5 Years     10 Years   Inception
                                  ------      -------    --------   ---------    ------    -------     --------   ---------
U.S. Government Securities/5/
Class A
    with fee waivers and
    expense reimbursements          7.03        5.57         --       5.37        7.03       31.14         --      49.32

    without fee waivers and
    expense reimbursements          6.58        5.08         --       4.80        6.58       28.71         --      44.90

Class C/6/
    with fee waivers and
    expense reimbursements           See    footnote 6                             See    footnote 6

    without fee waivers and
    expense reimbursements           See    footnote 6                             See    footnote 6

Class D/4/
    with fee waivers and
    expense reimbursements          6.65        5.18         --       5.03        6.65       28.73         --      45.66

    without fee waivers and
    expense reimbursements          6.20        4.69         --       4.46        6.20       26.30         --      41.24

International Bond
Class A
    with fee waivers and
    expense reimbursements         (5.94)       1.09         --       3.99       (5.94)       5.55         --      29.82

without fee waivers and
expense reimbursements             (6.52)       0.53         --       3.45       (6.52)       2.75         --      26.16

Class D/4/
    with fee waivers and
expense reimbursements               See    footnote 7                             See    footnote 7

    without fee waivers and
    expense reimbursements           See    footnote76                             See    footnote 7

1.  For Class A, C and D Shares, performance information prior to January
    11, 1993 (commencement of Portfolio) is that of a predecessor collective fund. For Class C and D Shares, performance information from January 11, 1993 to July 3, 1995 (commencement of Class C Shares) and September 14, 1994 (commencement of Class D Shares), respectively, is that of Class A Shares. Because the fees and expenses of Class C and Class D Shares are 0.24% and 0.39%, respectively, higher than those of Class A Shares, actual performance would have been lower had such fees and expenses been taken into account. The predecessor collective fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance information of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

2. For Class D Shares, performance information from August 1, 1997 to October 2, 1998 (commencement of Class D Shares) is that of Class A Shares. Class A Shares commenced operations on August 1, 1997. Because the fees and expenses of Class D Shares are 0.39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

3. For Class A and D Shares, performance information prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund. For Class D Shares, performance information from January 11, 1993 to

       September 14, 1994 (commencement of Class D Shares) is that of Class A Shares. Because the fees and expenses of Class D Shares are 0.39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. The predecessor collective fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance information of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

4. For Class A, C and D Shares, performance information prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund. For Class C and D Shares, performance information from January 11, 1993 to October 6, 1998 (commencement of Class C Shares) and November 16, 1994 (commencement of Class D Shares), respectively, is that of Class A Shares. Because the fees and expenses of Class C and Class D Shares are 0.24% and 0.39%, respectively, higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. Performance information of the predecessor collective fund is shown from January 1, 1987, the date from which the predecessor fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio. The performance information of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

5. For Class D Shares, performance information prior to September 15, 1994 (commencement of Class D Shares) is that of Class A Shares. Class A Shares commenced operations April 5, 1993. Because fees and expenses of Class D Shares are 0.39%, higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

6. From February 10, 1999 to the date of the Prospectus, no Class C shares of the U.S. Government Securities Portfolio were held by shareholders. Class C shares of the U.S. Government Securities Portfolio will have substantially similar annual returns when compared with Class A shares of the U.S. Government Securities Portfolio because shares of both Class A and Class C are invested in the same portfolio of securities. The annual returns of Class A and Class C shares will differ only to the extent that the share classes do not have the same expenses. Annual returns reflected since inception will also differ as the classes do not have the same inception date.

7. From August 22, 1999 to the date of the Prospectus, no Class D shares of the International Bond Portfolio were held by shareholders. Class D shares of the International Bond Portfolio will have substantially similar annual returns when compared with Class A shares of the International Bond Portfolio because shares of both Class A and Class D are invested in the same portfolio of securities. The annual returns of Class A and Class D shares will differ only to the extent that the share classes do not have the same expenses. Annual returns reflected since inception will also differ as the classes do not have the same inception date.

       The yield of a class of shares in the Portfolios is computed based on the net income of such class during a 30-day (or one month) period (which period will be identified in connection with the particular yield quotation). More specifically, a Portfolio's yield for a class of shares is computed by dividing the per share net income for the class during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis.

       The Portfolios' 30-day (or one month) standard yield is calculated for each class of the Portfolios in accordance with the method prescribed by the SEC for mutual funds:

                         Yield = 2[{(a-b/cd) + 1}/6/- 1]

           Where:           a = dividends and interest earned by a Portfolio
                                  during the period;

                            b = expenses accrued for the period (net of
                                  reimbursements);

                            c = average daily number of shares outstanding
                                  during the period entitled to receive
                                  dividends; and

                            d = net asset value per share on the last day of the
                                  period.


        For the 30-day period ended November 30, 2000, the annualized yields for the outstanding Class A, Class C and Class D Shares of the Portfolios (except for the Core Bond Portfolio, which did not commence operations during the fiscal year ended November 30, 2000) were as follows:

                                                   30-Day Yield
                                                   ------------

U.S. Government Securities Portfolio
        Class A                                         6.00%
        Class D                                         5.60%

Short-Intermediate Bond Portfolio
        Class A                                         6.22%
        Class D                                         5.82%

U.S. Treasury Index Portfolio
        Class A                                         5.80%
        Class C                                         5.55%
        Class D                                         5.41%

Bond Portfolio
        Class A                                         6.74%
        Class C                                         6.50%
        Class D                                         6.35%

Intermediate Bond Portfolio
        Class A                                         6.68%
        Class D                                         6.35%

International Bond Portfolio
        Class A                                         3.68%

        The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See "Investment Adviser, Transfer Agent and Custodian" and "Co-Administrators and Distributor" under "Additional Trust Information." In the absence of such fee reductions and expense limitations, the annualized 30-day yields of each Portfolio (except for the Core Bond Portfolio, which did not commence operations during the fiscal year ended November 30,
2000) with respect to Class A, Class C and Class D Shares would have been as follows:

                                                  30-Day Yield
                                                  ------------

U.S. Government Securities Portfolio
        Class A                                       5.55%
        Class D                                       5.15%

Short-Intermediate Bond Portfolio
        Class A                                       5.81%
        Class D                                       5.41%

U.S. Treasury Index Portfolio
        Class A                                       5.22%
        Class C                                       4.97%
        Class D                                       4.83%

Bond Portfolio
        Class A                                       6.36%
        Class C                                       6.12%
        Class D                                       5.97%


                                                  30-Day Yield
                                                  ------------
Intermediate Bond Portfolio
        Class A                                       6.11%
        Class D                                       5.77%

International Bond Portfolio
        Class A                                       3.10%

         Because of the different servicing fees and transfer agency fees payable with respect to Class A, C and D Shares in a Portfolio, performance quotations for shares of Class C and D of the Portfolio will be lower than the quotations for Class A Shares of the Portfolio, which will not bear any fees for shareholder support services and will bear minimal transfer agency fees.

         The performance of each class of shares of the Portfolios is based on historical earnings, will fluctuate and is not intended to indicate future performance. The investment return and principal value of an investment in a class will fluctuate so that when redeemed, shares may be worth more or less than their original cost. Performance information may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Total return data should also be considered in light of the risks associated with a Portfolio's composition, quality, maturity, operating expenses and market conditions. Any fees charged by Institutions directly to their customer accounts in connection with investments in a Portfolio will not be included in the Portfolios' calculations of performance information.

                                      TAXES

         The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Portfolios' Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the applicable Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

         The discussions of tax consequences in the Prospectus and this Additional Statement are based on the Internal Revenue Code of 1986, as amended (the "Code"), and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Federal - General Information

         Each Portfolio intends to qualify as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of Code. As a regulated investment company, each Portfolio is generally exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below.

         In addition to satisfaction of the Distribution Requirement, each Portfolio must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities, loans and gains from the sale or other disposition of stock or securities, loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

         In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio's assets must generally consist of cash and cash items, U.S. Government Securities, securities of other regulated investment companies, and securities of other issuers (as to which as Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Portfolio does not hold more that 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government Securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses.

         None of the Portfolios expect to pay dividends that qualify for the dividends-received deduction for corporations.

         If for any taxable year any Portfolio were not to qualify as a regulated investment company, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions would be taxable as ordinary income to the extent of the Portfolio's current and accumulated earnings and profits, and would be eligible for the dividends-received deduction in the case of corporate shareholders.

         The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail currently to distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

         Although each Portfolio expects to qualify as a RIC and to be relieved of all or substantially all Federal taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities.

         The Trust will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or 31% of gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for prior failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he is not subject to backup withholding or that he is an "exempt recipient."

Foreign Investors

         Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by a Portfolio of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, regardless of the extent, if any, to which the income or gain is derived from non-U.S. investments of the Portfolio. For this purpose, foreign shareholders include individuals other than U.S. citizens, residents and certain nonresident aliens, and foreign corporations, partnerships, trusts and estates. A foreign shareholder generally will not be subject to U.S. income or withholding tax in respect of proceeds from or gain on the redemption of shares or in respect of capital gain dividends (i.e., dividends attributable to long-term capital gains of a Portfolio), provided such shareholder submits a statement, signed under penalties of perjury, attesting to such shareholder's exempt status. Different tax consequences apply to a foreign shareholder engaged in a U.S. trade or business or present in the U.S. for 183 days or more in a year. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of investing in a Portfolio.

DESCRIPTION OF SHARES

         The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees may hereafter create series in addition to the Trust's twenty-two existing series, which represent interests in the Trust's twenty-two respective portfolios, seven of which are discussed in this Additional Statement. The Trust Agreement also permits the Board of Trustees to classify or reclassify any unissued shares into classes within a series. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares of beneficial interest in three separate classes of shares in each of the Trust's non-money market portfolios: Class A, C and D Shares.

         Under the terms of the Trust Agreement, each share of each Portfolio is without par value, represents an equal proportionate interest in the particular Portfolio with each other share of its class in the same Portfolio and is entitled to such dividends and distributions out of the income belonging to the Portfolio as are declared by the Trustees. Upon any liquidation of a Portfolio, shareholders of each class of a Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "About Your Account -- Selling Shares" in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Portfolio may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Portfolio normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Portfolio. The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Portfolio are redeemable at the unilateral option of the Trust if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of the Portfolio. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Portfolios are not issued.

         The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Trust. General liabilities of the Trust are normally allocated in proportion to the net asset value of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

         Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above. In addition, shareholders of each of the classes in a particular investment portfolio have equal voting rights except that only shares of a particular class of an investment portfolio will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to shareholder servicing expenses and transfer agency fees that are payable by that class.

         The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.

         The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

         The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

         The Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

         The Trust Agreement permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

         Under the Delaware Business Trust Act (the "Delaware Act"), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

         The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust

Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

         The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

         In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

         The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees
(i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.

         As of March 12, 2001, substantially all of the Portfolios' outstanding shares were held of record by Northern Trust for the benefit of its customers and the customers of its affiliates and correspondent banks that have invested in the Portfolios. As of the same date, Northern Trust possessed sole or shared voting and/or investment power for its customer accounts with respect to less than 10% of the Trust's outstanding shares. As of the same date, the Trust's Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each class of each Portfolio. Northern Trust has advised the Trust that the following persons (whose mailing address is: c/o The Northern Trust Company, 50 South LaSalle, Chicago, IL 60675) beneficially owned five percent or more of the outstanding shares of the Portfolios' classes as of March 12, 2001:

                                                                         Number                  Percentage
                                                                         of Shares               of Shares
                                                                         ---------               ---------
BOND PORTFOLIO
      Class A
           Marshfield ERP DOM Bond                                         5,101,058.09               9.5%
           PWC Group Investment Savings Plan                               3,248,430.55               6.0%
           Northern Trust Co. Pension Plan                                 2,788,653.95               5.2%
      Class C
           Phycor, Inc.                                                      984,152.04              60.3%
           Tuthill Corp. Supplement Investment Plan                          219,786.08              13.4%
           Kitch Drutchas Wagner Kenney PC                                   217,343.10              13.3%
           Blount, Inc. 401K Retirement Saving Plan                          201,835.44              12.3%

      Class D
           First National Bank of La Grange                                    7,805.45              99.5%

INTERMEDIATE BOND PORTFOLIO
      Class A
           Marshfield ERP                                                    934,557.26              48.0%
           Kemper National Retirement Plan                                   315,448.34              16.2%
           Cavalcade Pension Trust                                           127,096.06               6.5%
      Class D
           Peoples National Bank & Trust                                       1,325.65             100.0%

                                                                                  Number                       Percentage
                                                                                  of Shares                    of Shares
                                                                                  ---------                    ---------
INTERNATIONAL BOND PORTFOLIO
      Class A
           Northern Trust Pension Plan                                              947,008.94                     59.2%
           Doe Run Resources Corp. Retirement Plan                                  250,908.14                     15.6%

SHORT-INTERMEDIATE BOND PORTFOLIO
      Class A
           Nathan Cummings Foundation                                             1,899,896.15                     12.1%
           Ford Family Foundation                                                 1,878,620.26                     12.0%
           Air Line Pilots Association Welfare Benefit Plan Trust                 1,421,880.68                      9.1%
           Emerson                                                                  782,338.89                      5.0%
      Class D
           Dacotah Co.                                                                1,525.64                     87.2%
           Heartland Bank & Trust                                                       210.33                     12.0%

U.S. TREASURY INDEX PORTFOLIO
      Class A
           Henkel Rabbi Trust                                                       352,320.22                     18.7%
           Cognis Rabbi Trust                                                       252,006.49                     13.3%
           The Old Second National Bank                                             245,453.68                     13.0%
           Tektronix Master Retirement Trust                                        154,676.17                      8.2%
           Autoliv ASP, INC                                                         127,932.34                      6.8%
           Hubbell Defined Contribution Trust                                       115,690.52                      6.1%
      Class C
           Wilson Sporting Goods                                                     33,536.07                    100.0%
      Class D
           First National Bank of LaGrange                                            5,624.47                     98.5%

U.S. GOVERNMENT SECURITIES PORTFOLIO
      Class A
           Chicago Transit Authority                                              1,430,693.53                     30.0%
           Sheet Metal Workers Local 265 Health & Welfare Plan                      773,618.63                     16.2%
           Electrical Insurance Trust                                               645,381.71                     13.5%
           MCG Rabbi                                                                443,910.88                      9.3%
           Illinois State Painters Welfare Fund                                     331,614.90                      6.9%
           Loyola University Medical Center                                         316,215.60                      6.6%
      Class D
           First Bankers Trust Co.                                                   37,027.90                     85.0%
           Emjayco FBO Schlueter Co.                                                  5,024.79                     11.5%

                                OTHER INFORMATION

       The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Trust's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Each Portfolio is responsible for the payment of its expenses. Such expenses include, without limitation, the fees and expenses payable to Northern Trust, NTI and PFPC, brokerage fees and commissions, fees for the registration or qualification of Portfolio shares under Federal or state securities laws, expenses of the organization of the Portfolio, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses, servicing fees, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, compensation and expenses of its Trustees, expenses for industry organizations such as the Investment Company Institute, miscellaneous expenses and extraordinary expenses incurred by the Trust.

         The term "majority of the outstanding shares" of either the Trust or a particular Portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Portfolio.

         Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

         The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 2000 (the "Annual Report") are hereby incorporated herein by reference and attached hereto. No other parts of the Annual Report, including without limitation, "Management's Discussion of Portfolio Performance," are incorporated by reference herein. Copies of the Annual Report may be obtained upon request and without charge by calling (800) 637-1380 (toll-free). No financial statements are supplied for the Core Bond Portfolio because it did not commence operations during the year ended November 30, 2000.

                                   APPENDIX A
                                   ----------

Commercial Paper Ratings
------------------------

         A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Moody's commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.

         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is highly uncertain and solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.


Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - An obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" - Bonds are generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa " - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


The following summarizes the ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC", "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.


Municipal Note Ratings
----------------------

         A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "SG" - This designation denotes speculative grade credit quality. Debt instruments in this category lack sufficient margins of protection.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

                                   APPENDIX B
                                   ----------


         As stated in their Prospectus, the Portfolios may enter into futures transactions and options thereon. Such transactions are described more fully in this Appendix.

I.    Interest Rate Futures Contracts
      -------------------------------

         Use of Interest Rate Futures Contracts. Bond prices are established in
         --------------------------------------
both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within three business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Portfolio could use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this could include the use of futures contract sales to protect against expected increases in interest rates and the use of futures contract purchases to offset the impact of interest rate declines.

         A Portfolio presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Portfolio, through using futures contracts.

         Interest rate futures contracts can also be used by a Portfolio for non-hedging (speculative) purposes to increase total return.

         Description of Interest Rate Futures Contracts. An interest rate
         ----------------------------------------------
futures contract sale would create an obligation by a Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Portfolio, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before a settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Portfolio's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of a sale exceeds the price of the offsetting purchase, a Portfolio is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Portfolio pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Portfolio entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Portfolio realizes a gain, and if the purchase price exceeds the offsetting sale price, a Portfolio realizes a loss.

         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges-principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. A Portfolio would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

         A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. A Portfolio may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II.   Index Futures Contracts
      -----------------------

         General. A bond index assigns relative values to the bonds included in the index which fluctuates with changes in the market values of the bonds included.

         A Portfolio may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Portfolio may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio may purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

         In addition, a Portfolio may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Portfolio expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Portfolio may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

         Index futures contracts may also be used by a Portfolio for non-hedging (speculative) purposes, to increase total return.

III.  Futures Contracts on Foreign Currencies
      ---------------------------------------

         A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Portfolio for hedging purposes in anticipation of fluctuations in exchange rates between the U.S. dollars and other currencies arising from multinational transactions.

         A Portfolio may also use futures contracts on foreign currencies for non-hedging (speculative) purposes to increase total return.

IV.   Margin Payments
      ---------------

         Unlike purchases or sales of portfolio securities, no price is paid or received by a Portfolio upon the purchase or sale of a futures contract. Initially, the Portfolio will be required to deposit with the broker or in a segregated account with the Custodian or a sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Portfolio's adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or gain.

V.    Risks of Transactions in Futures Contracts
      ------------------------------------------

          There are several risks in connection with the use of futures by the Portfolios, even when futures are used for hedging (non-speculative) purposes. In connection with the use of futures for hedging purposes, one risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of a hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Portfolio involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Portfolio may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Adviser. Conversely, the Portfolios may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Adviser. It is also possible that, where a Portfolio had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities.

         When futures are purchased to hedge against a possible increase in the price of securities before a Portfolio is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. First, rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Portfolios would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will generally not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Successful use of futures by the Portfolios is also subject to the Investment Adviser's ability to predict correctly movements in the direction of the market. For example, if a particular Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolios may have to sell securities at a time when they may be disadvantageous to do so.

         Futures purchased or sold by the International Bond Portfolio (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures of foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading Commission's ("CFTC") regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, the investments of the International Bond Portfolio in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

VI.   Options on Futures Contracts
      ----------------------------

         The Portfolios may purchase and write (sell) call and put options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Portfolio will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See "Risks of Transactions in Futures Contracts" above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of any underlying instruments, an option may or may not be less risky than ownership of the futures contract or such instruments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may, unlike futures contracts where the risk of loss is potentially unlimited, frequently involve less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII.  Other Matters
      -------------

         Each Portfolio intends to comply with the regulations of the CFTC exempting it from registration as a "commodity pool operator." Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                          NORTHERN INSTITUTIONAL FUNDS

                               BALANCED PORTFOLIO
                             EQUITY INDEX PORTFOLIO
                          DIVERSIFIED GROWTH PORTFOLIO
                            FOCUSED GROWTH PORTFOLIO
                          SMALL COMPANY INDEX PORTFOLIO
                         SMALL COMPANY GROWTH PORTFOLIO
                            MID CAP GROWTH PORTFOLIO
                      INTERNATIONAL EQUITY INDEX PORTFOLIO
                         INTERNATIONAL GROWTH PORTFOLIO

     This Statement of Additional Information dated April 1, 2001, revised as of September 30, 2001 (the "Additional Statement") is not a prospectus. Copies of the prospectus dated April 1, 2001 for the Balanced, Equity Index, Diversified Growth, Focused Growth, Small Company Index, Small Company Growth, Mid Cap Growth, International Equity Index and International Growth Portfolios (the "Portfolios") of Northern Institutional Funds (the "Prospectus") may be obtained without charge by calling (800) 637-1380 (toll-free). Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

     The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Portfolio's shareholders for the fiscal year ended November 30, 2000 are incorporated herein by reference in the section "Financial Statements." No other parts of the annual report are incorporated by reference. Copies of the annual report may be obtained upon request and without charge by calling (800) 637-1380 (toll-free).

                                      INDEX

                                                                                                                      Page
ADDITIONAL INVESTMENT INFORMATION ...................................................................................    1
         Classification and History .................................................................................    1
         Investment Objectives, Strategies and Risks ................................................................    1
ADDITIONAL TRUST INFORMATION ........................................................................................   20
         Trustees and Officers ......................................................................................   20
         Code of Ethics .............................................................................................   24
         Investment Advisers, Transfer Agent and Custodian ..........................................................   24
         Portfolio Transactions .....................................................................................   29
         Portfolio Valuation ........................................................................................   34
         Co-Administrators and Distributor ..........................................................................   34
         Shareholder Servicing Plan .................................................................................   38
         Counsel and Auditors .......................................................................................   39
         In-Kind Purchases and Redemptions ..........................................................................   39
PERFORMANCE INFORMATION .............................................................................................   40
TAXES ...............................................................................................................   51
         Federal - General Information ..............................................................................   51
         Taxation of Certain Financial Instruments ..................................................................   52
         Foreign Investors ..........................................................................................   52
DESCRIPTION OF SHARES ...............................................................................................   52
OTHER INFORMATION ...................................................................................................   57
FINANCIAL STATEMENTS ................................................................................................   58
APPENDIX A ..........................................................................................................  A-1
APPENDIX B ..........................................................................................................  B-1

No person has been authorized to give any information or to make any representations not contained in this Additional Statement or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its distributor. The Prospectus does not constitute an offering by the Trust or by the distributor in any jurisdiction in which such offering may not lawfully be made.

An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Portfolio involves investment risks, including possible loss of principal.

                        ADDITIONAL INVESTMENT INFORMATION

Classification and History

         Northern Institutional Funds (the "Trust") is an open-end, management investment company. Each Portfolio is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act").

         Each Portfolio is a series of the Trust, which was formed as a Delaware business trust on July 1, 1997 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Trust is the result of a reorganization of a Massachusetts business trust formerly known as The Benchmark Funds on March 31, 1998. The Trust's name was changed from The Benchmark Funds to Northern Institutional Funds on July 15, 1998. The Trust also offers seven fixed income and five money market portfolios, which are not described in this document.

Investment Objectives, Strategies and Risks

         The following supplements the investment objectives, strategies and risks of the Portfolios as set forth in the Prospectus. The investment objectives of the Mid Cap Growth and Small Company Growth Portfolios may be changed without shareholder approval. The investment objective of each other Portfolio may not be changed without the vote of the majority of the Portfolio's outstanding shares. Except as expressly noted below, however, each Portfolio's investment policies may be changed without shareholder approval.

         Warrants. The Balanced, Diversified Growth, Focused Growth, Small
         --------
Company Index, Small Company Growth, Mid Cap Growth, International Equity Index and International Growth Portfolios may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that a Portfolio could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

         U.S. Government Obligations. Examples of the types of U.S. Government
         ---------------------------
obligations that may be acquired by the Portfolios include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and the Maritime Administration.

         Securities guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities are also deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any agency or instrumentality thereof, and (ii) participations in loans made to foreign government or their agencies that are so guaranteed.

         To the extent consistent with their respective investment objectives, the Portfolios may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. Government or its agencies and instrumentalities. Not all U.S. Government obligations carry the same credit support. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

         American Depositary Receipts ("ADRs"). The Portfolios may invest in
         --------------------------------------
ADRs. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Some institutions issuing ADRs may not be sponsored by the issuer.

         A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangement with the issuer.

         European Depositary Receipts ("EDRs"). The Portfolios may also invest
         --------------------------------------
in EDRs and Global Depositary Receipts ("GDRs"). EDRs and GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and are usually denominated in foreign currencies. EDRs and GDRs may not be denominated in the same currency as the securities they represent. Generally, EDRs and GDRs are designed for use in the foreign securities markets.

         Foreign Securities. Investment in foreign securities involves special
         -------------------
risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States and in investments denominated in foreign currencies. Market risk involves the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of the Portfolio to the extent that it invests in foreign stocks. The holdings of the Portfolios, to the extent that they invest in fixed income securities, will be sensitive to changes in interest rates and the interest rate environment. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

         There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

         Additional risks are involved when a Portfolio invests its assets in countries with emerging economies or securities markets. These countries are located in the Asia-Pacific region, the Middle East, Eastern Europe, Latin America, South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. As a result, the risks presented by investments in these countries are heightened. Additionally, settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Portfolio's delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for the Portfolio to value its portfolio securities and could cause the Portfolio to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Portfolio has delivered or the Portfolio's inability to complete its contractual obligations.

         Unanticipated political, economic or social developments may affect the value of a Portfolio's investments in emerging market countries and the availability to a Portfolio of additional investments in these countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Portfolio's investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and a Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

         Although a Portfolio may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Portfolio's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Portfolio's total assets, adjusted to reflect a Portfolio's net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, a Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries. A Portfolio is also subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency.

         Dividends and interest payable on a Portfolio's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. See "Taxes."

         Investors should understand that the expense ratios of the International Equity Index and International Growth Portfolios can be expected to be higher than those funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

         As noted in the Prospectus, the International Equity Index Portfolio invests primarily in the equity securities included in the Europe, Australia and Far East Index ("EAFE Index"). As of November 30, 2000, fourteen European countries (Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom) constituted approximately 73% of the EAFE Index. Six Asian/Pacific countries (Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore) accounted for the remaining 27%.

         Countries in which the Portfolios may invest (to the extent permitted by their investment policies) include, but are not limited to: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, Colombia, Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and Venezuela.

         The end of the Cold War, the reunification of Germany, the accession of new Western European members to the European Economic and Monetary Union and the aspirations of Eastern European states to join and other political and social events in Europe have caused considerable economic, social and political dislocation. In addition, events in the Japanese economy, as well as political and social developments there, have affected Japanese securities and currency markets, and the relationship of the Japanese yen with other currencies and with the U.S. dollar. Future political, economic and social developments in Japan and in the Asia/Pacific regional context can be expected to produce continuing effects on securities and currency markets.

         Foreign Currency Transactions. In order to protect against a possible
         ------------------------------
loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Balanced, Diversified Growth, Focused Growth, Small Company Growth, Mid Cap Growth, International Equity Index and International Growth Portfolios are authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time.

         When entering into a contract for the purchase or sale of a security, a Portfolio may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

         When the investment management team anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Similarly, when the securities held by a Portfolio create a short position in a foreign currency, the Portfolio may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. A Portfolio's net long and short foreign currency exposure will not exceed its total asset value. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. A Portfolio may also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

         In addition, the International Growth Portfolio may purchase or sell forward foreign currency exchange contracts to seek to increase total return or for cross-hedging purposes. The Portfolio may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the investment management team believes that there is a pattern of correlation between the two currencies.

         Liquid assets equal to the amount of a Portfolio's assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise "covered." The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Portfolio. A forward contract to sell a foreign currency is "covered" if a Portfolio owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Portfolio to buy the same currency at a price that is (i) no higher than the Portfolio's price to sell the currency or (ii) greater than the Portfolio's price to sell the currency provided the Portfolio segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is "covered" if a Portfolio holds a forward contract (or call option) permitting the Portfolio to sell the same currency at a price that is (i) as high as or higher than the Portfolio's price to buy the currency or (ii) lower than the Portfolio's price to buy the currency provided the Portfolio segregates liquid assets in the amount of the difference.

         Options. Each Portfolio may buy put options and buy call options and
         -------
write covered call and secured put options. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, foreign currencies or the yield differential between the securities ("yield curve options") and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security or currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

         Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

         The Portfolios will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Portfolio owns the security or currency underlying the call or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian a portfolio of securities substantially replicating the movement of the index, or liquid assets equal to the contract value. A call option is also covered if a Portfolio holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Portfolio segregates liquid assets in the amount of the difference. The Portfolios will write put options only if they are "secured" by segregated liquid assets in an amount not less than the exercise price of the option at all times during the option period.

         A Portfolio's obligation to sell a security subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Portfolio's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security or currency from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Portfolio will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security or currency during such period.

         When a Portfolio purchases an option, the premium paid by it is recorded as an asset of the Portfolio. When the Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Portfolio expires unexercised, the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

         There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (an "Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         Supranational Bank Obligations. The Balanced Portfolio (and, to the
         ------------------------------
extent consistent with their investment policies, other Portfolios) may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the World
Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

         Stripped Securities. The Balanced Portfolio may purchase stripped
         -------------------
securities. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "Separate Trading of Registered Interest and Principal of Securities" or "STRIPS." The Portfolio may purchase securities registered in the STRIPS program. Under the STRIPS program, the Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         In addition, the Balanced Portfolio may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

         The Prospectus discusses other types of stripped securities that may be purchased by the Balanced Portfolio, including stripped mortgage-backed securities ("SMBS"). SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a risk that the initial investment will not be fully recouped. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share.

         Asset-Backed Securities. The Balanced Portfolio may purchase asset
         ------------------------
backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

         If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of the fixed income portion of the Balanced Portfolio, the maturity of asset-backed securities will be based on estimates of average life.

         Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

         Asset-backed securities acquired by the Balanced Portfolio may include collateralized mortgage obligations ("CMOs") issued by private companies. CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The Portfolio will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, the FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

         Interest Rate Swaps, Total Rate of Return Swaps, Credit Swaps, Interest
         -----------------------------------------------------------------------
Rate Floors, Caps and Collars, and Currency Swaps. The Portfolios may enter into
--------------------------------------------------
swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specific credit events. The Portfolios may also enter into currency swaps, which involve the exchange of the rights of a Portfolio and another party to make or receive payments in specific currencies.

         Some transactions, such as interest rate swaps and total rate of return swaps are entered into on a net basis; i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. If the other party to such a transaction defaults, a Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any. In contrast, other transactions involve the payment of the gross amount owed. For example, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by a Portfolio under a swap or an interest rate floor, cap or collar is covered by segregated cash or liquid assets, the Portfolio and its Investment Adviser believes that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions.

         The Portfolios will not enter into a total rate of return, credit, currency or interest rate swap or interest rate floor, cap or collar transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-l or better by Standard & Poor's Ratings Services ("S&P") or Fitch ("Fitch"), or A or P-1 or better by Moody's Investors Service, Inc. ("Moody's") or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser. If there is a default by the other party to such transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.

         The use of interest rate, total rate of return, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.

         Equity Swaps. Each Portfolio may enter into equity swap contracts to
         -------------
invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Portfolio may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Portfolio on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount. In other cases, the counterparty and the Portfolio may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

         A Portfolio will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to an equity swap defaults, a Portfolio's risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Portfolio's potential exposure, the Portfolios and the Investment Adviser believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions.

         The Portfolios will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A or A-1 or better by S&P or Fitch, or A or P-1 or better by

Moody's. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

         The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.

         Futures Contracts and Related Options. Each Portfolio may invest in
         -------------------------------------
futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, for speculative purposes (to seek to increase total return), or for liquidity management purposes. When used as a hedge, a Portfolio may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. A Portfolio may do so either to hedge the value of its portfolio of securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. For a detailed description of futures contracts and related options, see Appendix B to this Additional Statement.

         Real Estate Investment Trusts. The Small Company Index and the Small
         -----------------------------
Company Growth Portfolios may invest in equity real estate investment trusts ("REITs") that constitute a part of the Russell 2000 Small Stock Index. REITs pool investors' funds for investment primarily in commercial real estate properties. Investments in REITs may subject a Portfolio to certain risks. REITs may be affected by changes in the value of the underlying property owned by the trust. REITs are dependent upon specialized management skill, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the 1940 Act. As a shareholder in a REIT, a Portfolio would bear, along with other shareholders, its pro rata portion of the REIT's operating expenses. These expenses would be in addition to the advisory and other expenses a Portfolio bears directly in connection with its own operations.

         Securities Lending. Collateral for loans of portfolio securities made
         ------------------
by a Portfolio may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Portfolio lends its securities, it continues to receive dividends and interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur.

         Forward Commitments, When-Issued Securities and Delayed Delivery
         ----------------------------------------------------------------
Transactions. Each Portfolio may purchase securities on a when-issued basis or
------------
purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.

         A Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or negotiate a commitment after entering into it. A Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize a capital gain or loss in connection with these transactions.

         When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Portfolio will segregate liquid assets having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments until three days prior to the settlement date, or will otherwise cover its position. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining a Portfolio's average dollar-weighted maturity, the maturity of when-issued, delayed-delivery or forward commitment securities will be calculated from the commitment date.

         Commercial Paper, Bankers' Acceptances, Certificates of Deposit, Time
         ---------------------------------------------------------------------
Deposits and Bank Notes. Commercial paper represents short-term unsecured
-----------------------
promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes rank junior to deposit liabilities of banks and pari passu
                                                                  ----------
with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

         Each Portfolio may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs") which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee Bas") which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

         Convertible Securities. Convertible securities entitle the holder to
         ----------------------
receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

         In selecting convertible securities, the investment management team will consider, among other factors: an evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of portfolio securities as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

         The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

         Capital appreciation for the Portfolios may result from an improvement in the credit standing of an issuer whose securities are held in the Portfolio or from a general lowering of interest rates, or a combination of both.

Conversely, a reduction in the credit standing of an issuer whose securities are held by the Portfolio or a general increase in interest rates may be expected to result in capital depreciation to the Portfolio.

         In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality are also likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. A Portfolio that invests in convertible securities will generally reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on a Portfolio of any single investment, it does not reduce the overall risk of investing in lower quality securities.

         Risks Related to Small Company Securities. While the Investment Adviser
         -----------------------------------------
believes that smaller companies can provide greater growth potential than larger, more mature firms, investing in the securities of such companies also involves greater risk, portfolio price volatility and cost. Historically, small capitalization stocks, which will be the Small Company Index and Small Company Growth Portfolios' primary investments, and stocks of recently organized companies, in which the Portfolios may also invest, have been more volatile in price than the larger capitalization stocks included in the Standard & Poor's 500(R) Composite Stock Price Index (the "S&P 500 Index"). Among the reasons for this greater price volatility are the lower degree of market liquidity (the securities of companies with small stock market capitalizations may trade less frequently and in limited volume) and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

         The values of small company stocks will frequently fluctuate independently of the values of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. You should, therefore, expect that the net asset value of the Small Company Index and Small Company Growth Portfolios' shares will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500 Index.

         The additional costs associated with the acquisition of small company stocks include brokerage costs, market impact costs (that is, the increase in market prices which may result when the Small Company Index Portfolio or Small Company Growth Portfolio purchases thinly traded stock) and the effect of the "bid-ask" spread in small company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.

         Insurance Funding Agreements. The Balanced Portfolio may invest in
         ----------------------------
insurance funding agreements ("IFAs"). An IFA is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist. IFAs therefore will be subject to the Portfolio's limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days and a reliable trading market is absent.

         Zero Coupon, Pay-in-Kind and Capital Appreciation Bonds. To the extent
         -------------------------------------------------------
consistent with their respective investment objectives, the Portfolios may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind ("PIK") securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

         PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

         Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Portfolio will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Portfolio may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Portfolio is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, the Portfolio may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy Federal tax distribution requirements applicable to the Portfolio.

         Variable and Floating Rate Instruments. Variable and floating rate
         --------------------------------------
instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments ("inverse floaters").

         With respect to the variable and floating rate instruments that may be acquired by the Portfolios, the investment management team will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Portfolios' quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

         Variable and floating rate instruments eligible for purchase by the Portfolios include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate, and leveraged inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Portfolios may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Portfolios.

         Variable and floating rate instruments including inverse floaters held by a Portfolio will be subject to the Portfolio's 15% limitation on illiquid investments, absent a reliable trading market, when the Portfolio may not demand payment of the principal amount within seven days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Portfolio is not entitled to exercise its demand rights. As a result, the Portfolio could suffer a loss with respect to these instruments.

         Repurchase Agreements. Each Portfolio may agree to purchase portfolio
         ---------------------
securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Repurchase agreements are considered to be loans under the 1940 Act. Securities subject to repurchase agreements are normally held either by the Trust's custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

         Reverse Repurchase Agreements. Each Portfolio may borrow funds by
         -----------------------------
selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). The Portfolios may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolios may decline below the repurchase price. The Portfolios will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Portfolios will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

         Investment Companies. With respect to the investments of the Portfolios
         --------------------
in the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Portfolio, the Trust as a whole and their affiliated persons (as defined in the 1940 Act); or (b) (i) not more than 5% of the value the total assets of a Portfolio will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio. Pursuant to an exemptive order, these limits will not apply to the investment of securities lending collateral by the Portfolios in certain investment company portfolios advised by Northern Trust. In addition, pursuant to the exemptive order the Portfolios may invest their uninvested cash balances in shares of affiliated money market portfolios to the extent that a Portfolio's aggregate investment of such balances in such portfolios does not exceed 25% of the Portfolio's total assets.

         Certain investment companies whose securities are purchased by the Portfolios may not be obligated to redeem such securities in an amount exceeding 1% of the investment company's total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

         If required by the 1940 Act, each Portfolio expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

         A Portfolio may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policy and restrictions as the Portfolio. However, each Portfolio currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Portfolio may adhere to more restrictive limitations with respect to its investments in securities issued by other investment companies if required by the SEC or deemed to be in the best interests of the Trust.

         As noted in the Prospectus, a Portfolio may invest in iShares(SM) (formerly called World Equity Benchmark Shares or "WEBS"), Standard & Poor's Depositary Receipts ("SPDRs") and similar securities of other investment companies, subject to the restrictions set forth above.

         iShares(SM) are shares of an investment company that invests substantially all of its assets in securities included in the Morgan Stanley Capital International Index ("MSCI") indices for specified countries. iShares(SM) are listed on the American Stock Exchange (the "AMEX"), and were initially offered to the public in 1996. The market prices of iShares(SM) are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares(SM) on the AMEX. To date iShares(SM) have traded at relatively modest discounts and premiums to their net asset values. However, iShares(SM) have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of iShares(SM) for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares(SM) will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares(SM) should occur in the future, the liquidity and value of a Portfolio's shares could also be substantially and adversely affected, and a Portfolio's ability to provide investment results approximating the performance of securities in the EAFE Index could be impaired. If such disruptions were to occur, a Portfolio could be required to reconsider the use of iShares(SM) as part of its investment strategy.

         SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the AMEX). The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (i) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P 500 Index, (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (iii) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

     SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, a Portfolio must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, a Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

     The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Portfolio could result in losses on SPDRs. Trading in SPDRs involves risks similar to those risks involved in the writing of options on securities.

     Risks Related to Lower-Rated Securities. While any investment carries some
     ---------------------------------------
risk, certain risks associated with lower-rated securities are different than those for investment-grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Portfolio's net asset value per share.

     There remains some uncertainty about the performance level of the market for lower-rated securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower-rated securities (resulting in a greater number of bond defaults) and the value of lower-rated securities held in the portfolio of investments.

     The economy and interest rates can affect lower-rated securities differently than other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

     If an issuer of a security defaults, a Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower-rated securities as well as a Portfolio's net asset value. In general, both the prices and yields of lower-rated securities will fluctuate.

     In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, a Portfolio's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated securities held by a Portfolio, especially in a thinly traded market. Illiquid or restricted securities held by a Portfolio may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

     The ratings of S&P, Moody's and Fitch evaluate the safety of a lower-rated security's principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Investment Adviser performs its own analysis of the issuers whose lower-rated securities the Portfolios purchase. Because of this, a Portfolio's performance may depend more on the Investment Adviser's own credit analysis than is the case of mutual funds investing in higher-rated securities.

     In selecting lower-rated securities, the Investment Adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Portfolio's investment portfolio. The Investment Adviser monitors the issuers of lower-rated securities held by a Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests.

     Yields and Ratings. The yields on certain obligations, including the
     ------------------
instruments in which the Portfolios may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Moody's and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this Additional Statement.

     Subject to the limitations stated in the Prospectus, if a security held by a Portfolio undergoes a rating revision, the Portfolio may continue to hold the security if the Investment Adviser determines such retention is warranted.

     Stock Indices. The S&P 500 Index is a market value-weighted index
     -------------
consisting of 500 common stocks which are traded on the New York Stock Exchange, AMEX and the Nasdaq National Market System and selected by Standard & Poor's Corporation ("Standard & Poor's") through a detailed screening process starting on a macro-economic level and working toward a micro-economic level dealing with company-specific information such as market value, industry group classification, capitalization and trading activity. Standard & Poor's primary objective for the S&P 500 Index is to be the performance benchmark for the U.S. equity markets. The companies chosen for inclusion in the S&P 500 Index tend to be leaders in important industries within the U.S. economy. However, companies are not selected by Standard & Poor's for inclusion because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. Standard & Poor's makes no representation or warranty, implied or express, to purchasers of Stock Index Fund shares or any member of the public regarding the advisability of investing in the Equity Index Portfolio or the ability of the S&P 500 Index to track general stock market performance. As of November 30, 2000, the approximate market capitalization range of the companies included in the S&P 500 Index was between $155 million and $490.9 billion.

     The Standard & Poor's Midcap 400 Stock Index ("S&P MidCap 400 Index") is a market-weighted index composed of 400 common stocks chosen by Standard & Poor's for market size, liquidity and industry group representation. The purpose of the S&P MidCap 400 Index is to represent the performance of the medium-capitalization sector of the U.S. securities market. Medium capitalized stocks which are included in the S&P 500 Index are excluded from the S&P MidCap 400 Index. Except for a limited number of Canadian securities, the S&P MidCap 400 does not include foreign securities. As of November 30, 2000, the approximate market capitalization range of the companies included in the S&P MidCap 400 Index was between $102 million and $10.4 billion.

     The Russell 2000 Index is a market value-weighted index composed of the stocks of the smallest 2000 companies in the Russell 3000 Index, which is composed of the stocks of 3000 large U.S. domiciled companies (based on market capitalization) that represent approximately 98% of the investable U.S. equity markets. Because of its emphasis on the smallest 2000 companies, the Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of November 30, 2000, the average market capitalization range of the companies included in the Russell 2000 Index was between $10 million and $4.9 billion. The Russell 2000 Index is reconstituted annually to reflect changes in market capitalization. The primary criteria used by Frank Russell & Company ("Russell") to determine the initial list of securities eligible for inclusion in the Russell 3000 Index (and accordingly, the Russell 2000 Index) is total market capitalization adjusted for large private holdings and cross-ownership. However, companies are not selected by Russell for inclusion in the Russell 2000 Index because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. Russell makes no representation or warranty, implied or express, to purchasers of Small Cap Index or Small Cap Growth Fund shares or any member of the public regarding the advisability of investing in the Fund or the ability of the Russell 2000 Index to track general market performance of small capitalization stocks.

     Relative Value Approach. In buying and selling securities for the fixed
     -----------------------
income portion of the Balanced Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of economic and market information, including economic growth rates, interest and inflation rates, deficit levels, the shape of the yield curve, sector and quality spreads and risk premiums. It also involves the use of proprietary valuation models to analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and particular types of securities that the team believes will provide a favorable return in light of these risks.

         Tracking Variance. As discussed in the Prospectus, the Equity Index,
         -----------------
Small Company Index and International Equity Index Portfolios are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by a Portfolio and the resulting transaction costs which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform a Portfolio's holdings with its investment objective. Tracking variance may also occur due to factors such as the size of a Portfolio, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Portfolio's designated Index or the manner in which the Index is calculated or because the indexing and investment approach of the Investment Adviser does not produce the intended goal of the Portfolio. Tracking variance is monitored by the Investment Adviser at least quarterly. In the event the performance of a Portfolio is not comparable to the performance of its designated Index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures. If substantial deviation in a Portfolio's performance were to continue for extended periods, it is expected that the Board of Trustees would consider recommending to shareholders possible changes to the Portfolio's investment objective.

         The Small Company Index and International Equity Index Portfolios require the payment of an additional transaction fee on purchases of shares of the Portfolios. The purpose of the fee is to indirectly allocate transaction costs associated with new purchases to investors making those purchases, thus protecting existing shareholders. These costs include: (i) brokerage costs; (ii) market impact costs--i.e., the increase in market prices which may result when the Portfolios purchase thinly traded stocks; (iii) sales charges relating to the purchase of shares in certain unaffiliated investment companies; and, most importantly (iv) the effect of the "bid-ask" spread in the over-the-counter market. (Securities in the over-the-counter market are bought at the "ask" or purchase price, but are valued in the Portfolios at the last quoted bid price). The additional transaction fees represent the Investment Adviser's estimate of the brokerage and other transaction costs which may be incurred by the Small Company Index and International Equity Index Portfolios in acquiring stocks of small capitalization or foreign companies. Without the additional transaction fee, the Portfolios would generally be selling their shares at a price less than the cost to the Portfolios of acquiring the portfolio securities necessary to maintain their investment characteristics, thereby resulting in reduced investment performance for all shareholders in the Portfolios. With the additional transaction fee, the transaction costs of acquiring additional stocks are not borne by all existing shareholders, but are defrayed by the transaction fees paid by those investors making additional purchases of shares.

         Calculation of Portfolio Turnover Rate. The portfolio turnover rate for
         --------------------------------------
the Portfolios is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Portfolios to receive favorable tax treatment.

         Mortgage Dollar Rolls. The Portfolios may enter into mortgage "dollar
         ---------------------
rolls" in which a Portfolio sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, a Portfolio loses the right to receive principal and interest paid on the securities sold. However, a Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the applicable Portfolio. Each Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

         For financial reporting and tax purposes, the Portfolios treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Portfolios do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

         Mortgage dollar rolls involve certain risks including the following. If the broker-dealer to whom a Portfolio sells the security becomes insolvent, a Portfolio's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which a Portfolio is required to repurchase may be worth less than an instrument which a Portfolio originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser's ability to manage a Portfolio's interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Investment Restrictions

         Each Portfolio is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio's outstanding shares.

No Portfolio may:

       (1) Make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Portfolio to the extent permitted by law.

       (2) Purchase or sell real estate, but this restriction shall not prevent a Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate.

       (3) Invest in commodities or commodity contracts, except that each Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

       (4) Invest in companies for the purpose of exercising control.

       (5) Act as underwriter of securities, except as a Portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

       (6) Make any investment inconsistent with the Portfolio's classification as a diversified investment company under the 1940 Act.

       (7) Purchase securities (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry. For the purposes of this restriction, as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

       (8) Borrow money, except that to the extent permitted by applicable law
       (a) a Portfolio may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33-1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) a Portfolio may borrow up to an additional 5% of its total assets for temporary purposes, (c) a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) a Portfolio may purchase securities on margin. If due to market fluctuations or other reasons a Portfolio's borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act. In addition, as a matter of fundamental policy, a Portfolio will not issue senior securities to the extent such issuance would violate applicable law.

       (9) Notwithstanding any of the Trust's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Portfolio may (a) purchase securities of other investment companies to the full extent permitted under Section 12 of the 1940 Act (or any successor provision thereto) or under any regulation or order of the Securities and Exchange Commission; and (b) may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

        For the purposes of Restriction Nos. 1 and 8 above, the Portfolios expect that they would be required to file an exemptive application with the SEC and receive the SEC's approval of that application prior to entering into lending or borrowing arrangements with affiliates. As of the date of this Additional Statement, the Portfolios had not filed such an exemptive application.

        In applying Restriction No. 7 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

        Except to the extent otherwise provided in Investment Restriction No. 7 for the purpose of such restriction, in determining industry classification the Trust intends to use the industry classification titles in the Bloomberg Industry Group Classifications (except that the International Growth Portfolio and the International Equity Index Portfolio will use the Morgan Stanley Capital International industry classification titles).

        Securities held in escrow or separate accounts in connection with the Portfolio's investment practices described in this Additional Statement and the Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing restrictions.

        Any restriction which involves a maximum percentage (other than the restriction set forth in Investment restriction (8)) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, a Portfolio. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits described in Investment Restriction (8), the Portfolio will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

                          ADDITIONAL TRUST INFORMATION

Trustees and Officers

The business and affairs of the Trust and each Portfolio are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below.

                                                  Position(s)              Principal Occupation(s)
Name and Address                    Age           With Trust               During the Past 5 Years
----------------                    ---           ----------               -----------------------
Richard G. Cline                    66            Trustee                  Chairman and President of Hawthorne Investors,
4200 Commerce Court                                                        Inc. (a management advisory services and private
Suite 300                                                                  investment company) since January 1996; Chairman
Lisle, IL 60532                                                            and  Director of Hussman International, Inc. (a
                                                                           refrigeration company) from 1998 to June 2000;
                                                                           Chairman and CEO of NICOR Inc. (a diversified
                                                                           public utility holding company) from 1985 to
                                                                           1996, and President from 1992 to 1993; Chairman
                                                                           of the Federal Reserve Bank of Chicago from 1992
                                                                           to 1995, and Deputy Chairman from 1995 to 1996.
                                                                           Director: Whitman Corporation (a diversified
                                                                           holding company); Kmart Corporation (a retailing
                                                                           company); Ryerson Tull, Inc. (a metals
                                                                           distribution company). Trustee: Northern Funds.

Edward J. Condon, Jr.               60            Trustee                  Chairman and CEO of The Paradigm Group, Ltd. (a
Sears Tower, Suite 9650                                                    financial adviser) since July 1993; Member of
233 S. Wacker Drive                                                        Advisory Board of Real-Time USA, Inc. (a software
Chicago, IL 60606                                                          development company); Member of Board of Managers
                                                                           of The Liberty Hampshire Company, LLC (a
                                                                           receivable securitization company). Director:
                                                                           University Eldercare, Inc. (an Alzheimer's
                                                                           disease research and treatment company);
                                                                           Financial Pacific Company (a small business
                                                                           leasing company). Trustee: Dominican University.
                                                                           Trustee: Northern Funds.

Wesley M. Dixon, Jr.                73            Trustee                  Director of Kinship Capital Corporation (a
400 Skokie Blvd., Suite 300                                                financial services company) from 1985 to 1996,
Northbrook, IL 60062                                                       Vice  Chairman and Director of G.D. Searle & Co.
                                                                           (manufacture and sale of food products and
                                                                           pharmaceuticals) from 1977 to 1985 and President
                                                                           of G.D. Searle & Co. prior thereto. Trustee:
                                                                           Northern Funds.

William J. Dolan, Jr.               68            Trustee                  Partner of Arthur Andersen & Co. S.C. (an
1534 Basswood Circle                                                       accounting firm) from 1966 to 1989. Financial
Glenview, IL 60025                                                         Consultant for Ernst & Young (an accounting firm)
                                                                           from  1992 to 1993 and 1997. Trustee: Northern
                                                                           Funds.

Raymond E. George, Jr. *            70            Trustee                  Senior Vice President and Senior Fiduciary
703 Prospect Avenue                                                        Officer of The Northern Trust Company from 1990
Winnetka, IL 60093                                                         to 1993. Trustee: Northern Funds.

                                          Position(s)              Principal Occupation(s)
Name and Address               Age        With Trust               During the Past 5 Years
----------------               ---        ----------               -----------------------
Sandra Polk Guthman            57         Trustee                  President and CEO of Polk Bros. Foundation (an
420 N. Wabash Avenue                                               Illinois not-for-profit corporation) since August
Suite 204                                                          1993. Director: MB Financial Corporation (a
Chicago, IL 60611                                                  municipal bond insurance company). Trustee:
                                                                   Northern Funds.

Michael E. Murphy**            64         Trustee                  President of Sara Lee Foundation  (philanthropic
Suite 2222                                                         organization) since November 1997; Vice Chairman
20 South Clark Street                                              and Chief Administrative Officer of Sara Lee
Chicago, IL 60603                                                  Corporation (a consumer product company) from
                                                                   November 1994 to October 1997. Director: Coach,
                                                                   Inc.; Payless Shoe Source, Inc., (a retail shoe
                                                                   store business); True North Communications, Inc.
                                                                   (a global advertising and communications holding
                                                                   company); American General Corporation (a
                                                                   diversified financial services company); GATX
                                                                   Corporation (a railroad holding company); Bassett
                                                                   Furniture Industries, Inc. (a furniture
                                                                   manufacturer).  Trustee: Northern Funds.

Mary Jacobs Skinner, Esq.***   43         Trustee                  Partner in the law firm of Sidley & Austin.
Sidley & Austin                                                    Trustee: Northern Funds.
Bank One Plaza
Ten South Dearborn Street
Chicago, IL 60603

William H. Springer            71         Chairman and Trustee     Vice Chairman of Ameritech (a telecommunications
701 Morningside Drive                                              holding company) from February 1987 to August 1992;
Lake Forest, IL 60045                                              Vice Chairman, Chief Financial and Administrative
                                                                   Officer of Ameritech prior to 1987. Director:
                                                                   Walgreen Co. (a retail drug store business) from
                                                                   April 1988 to January 2000; Baker, Fentress & Co.
                                                                   (a closed-end, non-diversified management
                                                                   investment company) from April 1992 to January
                                                                   2000. Trustee: Goldman Sachs Trust; Goldman Sachs
                                                                   Variable Insurance Trust. Trustee: Northern Funds.


Richard P. Strubel             61         Trustee                  President and Chief Operating Officer of UNext.com
500 Lake Cook Road                                                 (a provider of educational services via the
Suite 150                                                          internet) since 1999; Managing Director of Tandem
Deerfield, IL  60015                                               Partners, Inc. (a privately held management
                                                                   services firm) until 1999. Director: Cantilever
                                                                   Technologies; Gildan Activewear, Inc. (an athletic
                                                                   clothing marketing and manufacturing company).
                                                                   Trustee: University of Chicago; Goldman Sachs
                                                                   Trust; Goldman Sachs Variable Insurance Trust.
                                                                   Trustee: Northern Funds.

                                       Position(s)              Principal Occupation(s)
Name and Address               Age     With Trust               During the Past 5 Years
----------------               ---     ----------               -----------------------
Stephen Timbers****            56      Trustee                  Director, President and Chief Executive Officer of
50 South LaSalle Street                                         Northern Trust Investments, Inc. since January
Chicago, IL 60675                                               2001; President of Northern Trust Global
                                                                Investments, a division of Northern Trust
                                                                Corporation and Executive Vice President of The
                                                                Northern Trust Company since 1998; President, Chief
                                                                Executive Officer and Director of Zurich Kemper
                                                                Investments (a financial services company) from
                                                                1996 to 1998; President, Chief Operating Officer
                                                                and Director of Kemper Corporation (a financial
                                                                services company) from 1992 to 1996; President and
                                                                Director of Kemper Funds (a registered investment
                                                                company) from 1990 to 1998. Director: LTV
                                                                Corporation (a steel producer). Trustee: Northern
                                                                Funds.

Lloyd A. Wennlund              43      President                Senior Vice President and Director of Northern
50 South LaSalle Street                                         Trust Investments, Inc. since January 2001; Senior
Chicago, IL 60675                                               Vice President and other positions at The Northern
                                                                Trust Company, President of Northern Trust
                                                                Securities, Inc., and Managing Executive, Mutual
                                                                Funds for Northern Trust Global Investments since
                                                                1989.

Brian R. Curran                33      Vice President and       Vice President at PFPC Inc. (formerly First Data
4400 Computer Drive                    Treasurer                Investor Services Group, Inc. ("FDISG")) since
Westborough, MA 01581                                           1997; Director of Fund Administration at State
                                                                Street Bank & Trust Company from March 1997 to
                                                                October 1997; Senior Auditor at Price Waterhouse
                                                                L.L.P. from April 1995 to March 1997.

Eric K. Schweitzer             39      Vice President           Senior Vice President of Northern Trust
50 South LaSalle Street                                         Investments, Inc. since January 2001; Senior Vice
Chicago, IL 60675                                               President at The Northern Trust Company and the
                                                                Director of Distribution, Product Management and
                                                                Client Services in the Mutual Fund Group of
                                                                Northern Trust Global Investments since July 2000;
                                                                Managing Director of Mutual Funds for US Bancorp
                                                                from May 1997 to July 2000.

Suzanne E. Anderson            28      Assistant Treasurer      Client Treasury Manager of Mutual Fund
4400 Computer Drive                                             Administration at PFPC Inc. since August 1998;
Westborough, MA 01581                                           Manager of Fund Administration at State Street Bank
                                                                & Trust Company from October 1996 to August 1998;
                                                                Fund Administrator at State Street Bank & Trust
                                                                Company from October 1995 to October 1996.

Jeffrey A. Dalke               50      Secretary                Partner in the law firm of Drinker Biddle & Reath
One Logan Square                                                to LLP.
18/th/ and Cherry Streets
Philadelphia, PA 19103-6996

                                                 Position(s)               Principal Occupation(s)
Name and Address                    Age          With Trust                During the Past 5 Years
----------------                    ---          ----------                -----------------------
Linda J. Hoard                      53           Assistant Secretary       Vice President at PFPC Inc.  since 1998;  Attorney
4400 Computer Drive                                                        Consultant  for Fidelity  Management & Research (a
Westborough, MA 01581                                                      financial  service  company),   Investors  Bank  &
                                                                           Trust Company (a financial service provider) and
                                                                           FDISG from September 1994 to June 1998.

* Mr. George is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.

** Mr. Murphy is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.

*** Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and/or its affiliates.

**** Mr. Timbers is deemed to be an "interested" Trustee because he is an officer, director, employee and shareholder of Northern Trust Corporation and/or its affiliates.

     Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Northern Trust Corporation, PFPC Inc., Northern Funds Distributors, LLC and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. As a result of the responsibilities assumed by the Trust's service providers, the Trust itself requires no employees.

     Each officer holds comparable positions with Northern Funds and certain officers hold comparable positions with certain other investment companies for which Northern Trust Corporation, PFPC Inc. or an affiliate thereof is the investment adviser, custodian, transfer agent, administrator and/or distributor.

     Each Trustee, except Mr. Timbers, earns an annual retainer of $30,000 and the Chairman of the Board earns an annual retainer of $40,000. Each Trustee, including the Chairman of the Board, earns an additional fee of $1,500 for each meeting attended, plus reimbursement of expenses incurred as a Trustee.

     In addition, the Trustees have established an Audit Committee consisting of three members, including a Chairman of the Committee. The Audit Committee members are Messrs. Condon (Chairman), Dolan, and Strubel. Each member earns an annual fee of $1,500 and the Chairman earns an annual fee of $3,500.

     The Trustees have also established a Nominating, Compensation and Education Committee consisting of three members, including a Chairman of the Committee. The Nominating, Compensation and Education Committee members are Messrs. Dixon (Chairman) and Cline and Ms. Guthman. Each member earns an annual fee of $1,500 and the Chairman earns an annual fee of $3,500.

     The Trustees have also established a Valuation Committee consisting of four members, including a Chairman of the Committee. As of the date of this Additional Statement, the Valuation Committee members are Messrs. George (Chairman) and Murphy and Ms. Skinner. Each member earns an annual fee of $1,500 and the Chairman earns an annual fee of $3,500.

     Each Trustee will hold office for an indefinite term until the earliest of
(i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust, or (iii) effective December 31, 2001, in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote), on the last day of the calendar year of the Trust in which he or she attains the age of 72 years.

     The Trust's officers do not receive fees from the Trust for services in such capacities, although PFPC, of which certain of the Trust's officers are also officers (except Messrs. Dalke, Wennlund and Schweitzer), receives fees from the

Trust for co-administrative services.

       Drinker Biddle & Reath LLP, of which Mr. Dalke is a partner, receives fees from the Trust for legal services.

         Northern Trust Corporation and/or its affiliates, of which Messrs. Timbers, Wennlund and Schweitzer are officers, receive fees from the Trust as Investment Adviser, Co-Administrator, Custodian and Transfer Agent.

         The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended November 30, 2000:

                                                                                                   Interna-               Total
                                                                       Small     Small              tional   Interna-   Compensa-
                                       Equity  Diversified  Focused   Company   Company   Mid Cap   Equity    tional      tion
                           Balanced    Index      Growth    Growth     Index    Growth    Growth     Index    Growth    from Fund
                           Portfolio Portfolio  Portfolio  Portfolio Portfolio Portfolio Portfolio Portfolio Portfolio Complex (1)
                           --------- ---------  ---------  --------- --------- --------- --------- --------- --------- -----------
Steven Timbers (2)           $  0     $    0      $  0       $  0      $  0      $  0      $  0       $  0      $  0     $     0
William H. Springer           521      5,734       521        521       521       521       395        521       521      87,875
Richard G. Cline              428      4,703       428        428       428       428       335        428       428      72,500
Edward J. Condon, Jr.         473      5,198       473        473       473       473       355        473       473      79,000
John W. English (3)           453      4,978       453        453       453       453       335        453       453      75,000
Sandra Polk Guthman           428      4,703       428        428       428       428       335        428       428      72,500
Richard P. Strubel            468      5,143       468        468       468       468       335        468       468      76,500
Wesley M. Dixon, Jr. (2)      330      3,630       330        330       330       330       330        330       330      72,250
William J. Dolan, Jr. (2)     310      3,410       310        310       310       310       310        310       310      69,500
Raymond E. George, Jr.(2)     330      3,630       330        330       330       330       330        330       330      73,500
Michael E. Murphy (2)         270      2,970       270        270       270       270       270        270       270      61,500
Mary Jacobs Skinner (2)       310      3,410       310        310       310       310       310        310       310      69,500

/(1)/ Fund Complex includes twenty-two investment portfolios of the Trust and thirty-four investment Portfolios of Northern Funds, a separately registered investment company.
/(2)/ Messrs. Timbers, Dixon, Dolan, George, Murphy and Ms. Skinner each became a Trustee of Northern Institutional Funds as of March 28, 2000.
/(3)/ Mr. English served as a Trustee of Northern Institutional Funds until March 27, 2001.

         The Trust does not provide pension or retirement benefits to its Trustees.

Code of Ethics

         The Trust, its investment adviser and principal underwriter have adopted codes of ethics (the "Codes of Ethics") under rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

Investment Advisers, Transfer Agent and Custodian

         As of the date of this Additional Statement, The Northern Trust Company ("TNTC") serves as the investment adviser of the International Growth Portfolio and Northern Trust Investments, Inc. ("NTI") serves as the investment adviser of each of the other Portfolios.* NTI and TNTC (each an "Investment Adviser") are direct or indirect wholly-owned subsidiaries of Northern Trust Corporation, a bank holding company, and are located at 50 South LaSalle Street, Chicago, IL
 60675.

         It is expected that no later than May 12, 2001, NTI and Northern Trust Global Investments (Europe) Limited ("NTGIE") will assume TNTC's rights and responsibilities as investment adviser of the International Growth Portfolio and will serve as co-investment adviser for the Portfolio. NTGIE is an indirect wholly-owned subsidiary of Northern Trust Corporation and is located at 6 Devonshire Square, London, EC2A 4YE, United Kingdom. Unless otherwise indicated, NTI, TNTC and NTGIE are referred to collectively in this Additional Statement as "Northern Trust."

________________
* Prior to January 1, 2001, NTI served as investment adviser of the Equity Index, Small Company Index and International Equity Index Portfolios and TNTC served as investment adviser of all of the other then-existing Portfolios. On January 1, 2001, NTI assumed TNTC's rights and responsibilities as investment adviser of each of the Portfolios that TNTC was then managing, other than the International Growth Portfolio.

         Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors, and as of December 31, 2000, administered in various capacities approximately $1.7 trillion of assets, including approximately $338.0 billion of assets under discretionary management. As of December 31, 2000, Northern Trust Corporation and its subsidiaries had approximately $36.0 billion in assets, $22.8 billion in deposits and employed over 9,400 persons.

         Under the Advisory Agreement with the Trust, Northern Trust, subject to the general supervision of the Trust's Board of Trustees, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities for each portfolio. The Advisory Agreement with the Trust provides that in selecting brokers or dealers to place orders for transactions on (i) common and preferred stocks, Northern Trust shall use its best judgment to obtain the best overall terms available; and (ii) on bonds and other fixed income obligations, Northern Trust shall attempt to obtain best net price and execution. In assessing the best overall terms available for any transaction, Northern Trust is to consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, Northern Trust may consider the brokerage and research services provided to the Portfolios and/or other accounts over which Northern Trust or an affiliate exercises investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include industry and company analyses, portfolio services, quantitative data, market information systems and economic and political consulting and analytical services.

         Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions which are generally fixed. Over-the-counter issues, including corporate debt and government securities, are normally traded on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, Northern Trust will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

         The Portfolios may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Portfolios will engage in this practice, however, only when Northern Trust believes such practice to be in the Portfolios' interests.

         On occasions when Northern Trust deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other fiduciary or agency accounts managed by them (including any other Portfolio, investment company or account for which Northern Trust acts as adviser), the Advisory Agreement provides that Northern Trust, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Portfolio with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Northern Trust in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Portfolio or the amount of the securities that are able to be sold for a Portfolio.

         The Advisory Agreement provides that Northern Trust may render similar services to others so long as its services under such Agreements are not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify Northern Trust against certain liabilities (including liabilities under the Federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Agreements) or, in lieu thereof, contribute to resulting losses.

         Under its Transfer Agency Agreement with the Trust, with respect to shares held by Institutions, TNTC as Transfer Agent has undertaken to perform some or all of the following services: (i) establish and maintain an omnibus account in the name of each Institution; (ii) process purchase orders and redemption requests from an Institution, and furnish confirmations and disburse redemption proceeds; (iii) act as the income disbursing agent of the Trust; (iv) answer inquiries from Institutions; (v) provide periodic statements of account to each Institution; (vi) process and record the issuance and redemption of shares in accordance with instructions from the Trust or its administrator;
(vii) if required by law, prepare and forward to Institutions shareholder communications (such as proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices); (viii) preserve all records; and (ix) furnish necessary office space, facilities and personnel. Under the Transfer Agency Agreement, with respect to shares held by investors, the Transfer Agent has also undertaken to perform some or all of the following services: (i) establish and maintain separate accounts in the name of the investors; (ii) process purchase orders and redemption requests, and furnish confirmations in accordance with applicable law; (iii) disburse redemption proceeds; (iv) process and record the issuance and redemption of shares in accordance with instructions from the Trust or its administrator; (v) act as income disbursing agent of the Trust in accordance with the terms of the Prospectus and instructions from the Trust or its administrator; (vi) provide periodic statements of account; (vii) answer inquiries (including requests for prospectuses and statements of additional information, and assistance in the completion of new account applications) from investors and respond to all requests for information regarding the Trust (such as current price, recent performance, and yield data) and questions relating to accounts of investors (such as possible errors in statements, and transactions); (viii) respond to and seek to resolve all complaints of investors with respect to the Trust or their accounts; (ix) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to investors;
(x) furnish the Trust with all pertinent Blue Sky information; (xi) perform all required tax withholding; (xii) preserve records; and (xiii) furnish necessary office space, facilities and personnel. The Transfer Agent may appoint one or more sub-transfer agents in the performance of its services.

         As compensation for the services rendered by the Transfer Agent under the Transfer Agency Agreement and the assumption by the Transfer Agent of related expenses, TNTC is entitled to a fee from the Trust, payable monthly, at an annual rate of 0.01%, 0.10% and 0.15% of the average daily net asset value of the Class A, C and D Shares, respectively, of the Portfolios.

         Under its Custodian Agreement (and in the case of the International Growth Portfolio and International Equity Index Portfolio, its Foreign Custody Agreement) with the Trust, TNTC (i) holds each Portfolio's cash and securities,
(ii) maintains such cash and securities in separate accounts in the name of the Portfolio, (iii) makes receipts and disbursements of funds on behalf of the Portfolio, (iv) receives, delivers and releases securities on behalf of the Portfolio, (v) collects and receives all income, principal and other payments in respect of the Portfolio's investments held by the Custodian, and (vi) maintains the accounting records of the Trust. The Custodian may employ one or more subcustodians, provided that the Custodian, subject to certain monitoring responsibilities, shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to the Custodian and that the responsibility or liability of the subcustodian to the Custodian shall conform to the resolution of the Trustees of the Trust authorizing the appointment of the particular subcustodian (or, in the case of foreign securities, to the terms of any agreement entered into between the Custodian and such subcustodian to which such resolution relates). In addition, the Trust's custodial arrangements provide, with respect to foreign securities, that the Custodian shall not be: (i) responsible for the solvency of any subcustodian appointed by it with reasonable care; (ii) responsible for any act, omission, default or for the solvency of any eligible foreign securities depository; and (iii) liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism or any loss where the subcustodian has otherwise exercised reasonable care. The Custodian may also appoint agents to carry out such of the provisions of the Custodian Agreement and the Foreign Custody Agreement as the Custodian may from time to time direct, provided that the appointment of an agent shall not relieve TNTC of any of its responsibilities under either Agreement. The Custodian has entered into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the Portfolios' foreign securities.

         As compensation for the services rendered to the Trust by the Custodian with respect to each Portfolio except the International Growth Portfolio and International Equity Index Portfolio, and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows: (i) $18,000 annually for each Portfolio, plus (ii) 1/100th of 1% annually of each Portfolio's average daily net assets to the extent they exceed $100 million, plus (iii) a fixed dollar fee for each trade in portfolio securities, plus (iv) a fixed dollar fee for each time that the Custodian receives or transmits funds via wire, plus (v) reimbursement of expenses incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (iii) and (iv) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that the Custodian may permanently or temporarily waive all or any portion of any upward adjustment.

         As compensation for the services rendered to the Trust under the Foreign Custody Agreement with respect to the International Growth Portfolio and International Equity Index Portfolio, and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows: (i) $35,000 annually for the International Growth Portfolio and International Equity Index Portfolio, plus (ii) 9/100th of 1% annually of the Portfolios' average daily net assets, plus (iii) reimbursement for fees incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating.

         The Custodian's fees under the Custodian Agreement and Foreign Custody Agreement are subject to reduction based on the Portfolios' daily uninvested cash balances (if any).

         Unless sooner terminated, the Advisory Agreement will continue in effect with respect to the Portfolios until April 30, 2002 and the Custodian Agreement (or, in the case of the International Growth Portfolio and International Equity Index Portfolio, the Foreign Custody Agreement) and the Transfer Agency Agreement will continue in effect with respect to a particular Portfolio until April 30, 2002 and thereafter for successive 12-month periods, provided that the continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees or by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"). Each agreement is terminable at any time without penalty by either the Trust (by specified Trustee or shareholder action) or by the Investment Adviser, Custodian or Transfer Agent, as the case may be, on 60 days' written notice.

         Prior to April 1, 1998, TNTC served as investment adviser to the Equity Index, Small Company Index and International Equity Index Portfolios on the same terms as those described above.

         For the fiscal years or periods ended November 30 as indicated, the amount of advisory fees incurred by each Portfolio (after fee waivers) was as follows:

                                                                 2000             1999              1998
                                                                 ----             ----              ----
      Balanced Portfolio                                     $  360,298       $  368,178         $  297,879
      Equity Index Portfolio                                  1,339,155        1,453,598          1,136,850
      Diversified Growth Portfolio                              794,531        1,050,355            905,091
      Focused Growth Portfolio                                2,030,682        1,315,624          1,045,682
      Small Company Index Portfolio                             524,591          397,251            248,736
      Small Company Growth Portfolio (1)                        149,191              N/A                N/A
      Mid Cap Growth Portfolio (2)                              135,897              N/A                N/A
      International Equity Index Portfolio                      205,142          126,053            117,326
      International Growth Portfolio                          1,313,506          985,305            869,641

        (1)  Commenced investment operations on December 1, 1999.
        (2)  Commenced investment operations on December 31, 1999.

         For the fiscal years or periods ended November 30 as indicated, the Investment Adviser waived advisory fees as follows:

                                                                 2000             1999               1998
                                                                 ----             ----               ----
      Balanced Portfolio                                       $  216,179       $  220,907         $  178,727
      Equity Index Portfolio                                    2,678,347        2,907,197          2,273,722
      Diversified Growth Portfolio                                361,151          477,434            411,405
      Focused Growth Portfolio                                    761,506          493,359            392,131
      Small Company Index Portfolio                               524,589          397,250            248,733
      Small Company Growth Portfolio (1)                           55,947              N/A                N/A
      Mid Cap Growth Portfolio (2)                                 50,961              N/A                N/A
      International Equity Index Portfolio                        205,142          126,053            117,319
      International Growth Portfolio                              328,377          246,326            217,410

         (1)  Commenced investment operations on December 1, 1999.
         (2)  Commenced investment operations on December 31, 1999.

         For the fiscal years or periods ended November 30 as indicated, the amount of transfer agency fees incurred by each Portfolio was as follows:

                                                                2000              1999            1998
                                                                ----              ----            ----
      Balanced Portfolio                                     $  8,700         $  9,237          $  11,754
      Equity Index Portfolio                                  254,713          274,756            249,731
      Diversified Growth Portfolio                             15,229           19,733             17,453
      Focused Growth Portfolio                                 38,324           26,816             23,773
      Small Company Index Portfolio                            26,552           20,843             13,858
      Small Company Growth Portfolio (1)                        1,865              N/A                N/A
      Mid Cap Growth Portfolio (2)                              1,699              N/A                N/A
      International Equity Index Portfolio                      8,225            5,061              4,696
      International Growth Portfolio                           16,418           12,389             11,469

         (1)  Commenced investment operations on December 1, 1999.
         (2)  Commenced investment operations on December 31, 1999.

         For the fiscal years or periods ended November 30 as indicated, the amount of custodian fees (and, in the case of the International Growth Portfolio and International Equity Index Portfolio, the foreign custodian fees) incurred by each Portfolio was as follows:

                                                                 2000             1999               1998
                                                                 ----             ----               ----
      Balanced Portfolio                                         $ 47,027         $ 22,972           $ 22,993
      Equity Index Portfolio                                      251,738          200,973            268,057
      Diversified Growth Portfolio                                 40,615           31,714             28,035
      Focused Growth Portfolio                                     52,583           30,486             28,583
      Small Company Index Portfolio                               326,369          491,423            227,658
      Small Company Growth Portfolio (1)                           31,542              N/A                N/A
      Mid Cap Growth Portfolio (2)                                 29,680              N/A                N/A
      International Equity Index Portfolio                         97,794           77,124             67,398
      International Growth Portfolio                              198,954          135,538            123,373

         (1)  Commenced investment operations on December 1, 1999.
         (2)  Commenced investment operations on December 31, 1999.

         Under a Service Mark License Agreement with the Trust, Northern Trust Corporation has agreed that the name "Northern Institutional Funds" may be used in connection with the Trust's business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Institutional

Funds" to any other person. The Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name "Northern Institutional Funds."

Portfolio Transactions

     To the extent that a Portfolio effects brokerage transactions with any broker/dealer affiliated directly or indirectly with the Investment Adviser, such transactions, including the frequency thereof, the receipt of any commissions payable in connection therewith, and the selection of the affiliated broker/dealer effecting such transactions, will be fair and reasonable to the shareholders of the Portfolio.

     During the fiscal year ended November 30, 2000, the Balanced Portfolio acquired and sold securities of J.P. Morgan Chase & Co., Citigroup Inc., Credit Suisse First Boston, Lehman Brothers, Inc., Goldman Sachs Group, Inc., Merrill Lynch & Co., Inc., Salomon Smith Barney, Inc., and Morgan Stanley Dean Witter & Co. Inc., each a regular broker/dealer. At November 30, 2000, the Balanced Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents:
J.P. Morgan Chase & Co., with an approximate aggregate market value of $6,718,004; Citigroup Inc., with an approximate aggregate market value of $991,450; Credit Suisse First Boston with an approximate aggregate market value of $336,180; Lehman Brothers, Inc., with an approximate aggregate market value of $562,000; Merrill Lynch & Co., Inc., with an approximate aggregate market value of $219,925; Morgan Stanley Dean Witter & Co., with an approximate aggregate market value of $329,550; and Salomon Smith Barney, Inc., with an approximate aggregate market value of $45,621.

     During the fiscal year ended November 30, 2000, the Equity Index Portfolio acquired and sold securities of Bear Stearns & Co., J.P. Morgan Chase & Co., Citigroup Inc., Credit Suisse First Boston, Lehman Brothers, Inc., Merrill Lynch & Co., Inc. and Morgan Stanley Dean Witter & Co., each a regular broker/dealer. At November 30, 2000, the Equity Index Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Bear Stearns & Co., with an approximate aggregate market value of $454,919; J.P. Morgan Chase & Co., with an approximate aggregate market value of $37,102,602; Citigroup Inc., with an approximate aggregate market value of $20,647,580; Lehman Brothers, Inc., with an approximate aggregate market value of $1,110,200; Merrill Lynch & Co., Inc., with an approximate aggregate market value of $4,282,750; Morgan Stanley Dean Witter & Co., with an approximate aggregate market value of $6,571,861.

     During the fiscal year ended November 30, 2000, the Diversified Growth Portfolio acquired and sold securities of J.P. Morgan Chase & Co., Citigroup Inc., Credit Suisse First Boston, Goldman Sachs Group, Inc., Merrill Lynch & Co., Inc., Morgan Stanley Dean Witter & Co. Inc., each a regular broker/dealer. At November 30, 2000, the Diversified Growth Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent J.P. Morgan Chase & Co., with an approximate aggregate market value of $56,000; Citigroup Inc., with an approximate aggregate market value of $2,171,825; Merrill Lynch & Co., Inc., with an approximate aggregate market value of $729,225; Morgan Stanley Dean Witter & Co., with an approximate aggregate market value of $1,045,688.

     During the fiscal year ended November 30, 2000, the Focused Growth Portfolio acquired and sold securities of J.P. Morgan Chase & Co., Citigroup Inc., Credit Suisse First Boston and Morgan Stanley Dean Witter & Co. Inc., each a regular broker/dealer. At November 30, 2000, the Focused Growth Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: J.P. Morgan Chase & Co., with an approximate aggregate market value of $2,117,001 and Citigroup Inc., with an approximate aggregate market value of $3,075,424.

     During the fiscal year ended November 30, 2000, the Small Company Index Portfolio acquired and sold securities J.P. Morgan Chase & Co., Citigroup Inc., Credit Suisse First Boston, Donaldson Lufkin and Jenrette and Investment Technology Group, a regular broker/dealer. At November 30, 2000, the Small Company Index Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents:
J.P. Morgan Chase & Co., with an approximate aggregate market value of $8,974,000 Investment Technology Group, Inc., with an approximate aggregate market value of $238,975 and Donaldson Lufkin and Jenrette, with an approximate aggregate market value of $22,494.

     During the fiscal year ended November 30, 2000, the Small Company Growth Portfolios acquired and sold securities of Credit Suisse First Boston, J.P. Morgan Chase & Co. and Citigroup Inc., each a regular broker/dealer. At

November 30, 2000, the Small Company Growth Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent; J.P. Morgan Chase & Co., with an approximate aggregate market value of $4,586,000.

     During the fiscal year ended November 30, 2000, the Mid Cap Growth Portfolio acquired and sold securities J.P. Morgan Chase & Co., Citigroup, Inc., Lehman Brothers Holding, Inc. and Credit Suisse First Boston, each a regular broker/dealer. At November 30, 2000, the Mid Cap Growth Portfolio owned the following amount of its regular broker/dealer, as defined in Rule 10b-1 under the 1940 Act, or their parent; J.P. Morgan Chase & Co., with an approximate aggregate market value of $3,051,002.

     During the fiscal year ended November 30, 2000, the International Equity Index Portfolio acquired and sold securities of J.P. Morgan Chase & Co., Citigroup Inc., Credit Suisse First Boston and Prudential, Inc., each a regular broker/dealer. At November 30, 2000 the International Equity Index Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent; J.P. Morgan Chase & Co., with an approximate aggregate market value of $525,000.

     During the fiscal year ended November 30, 2000, the International Growth Portfolio acquired and sold securities of J.P. Morgan Chase & Co., Citigroup Inc. and Credit Suisse First Boston, each a regular broker/dealer. At November 30, 2000 the International Growth Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent; J.P. Morgan Chase & Co., with an approximate aggregate market value of $9,961,000.

For the fiscal years ended November 30 as indicated, each Portfolio paid brokerage commissions as follows:

                                      Total             Total       Brokerage
Fiscal                            Brokerage         Amount of     Commissions
Year                   Total    Commissions      Transactions            Paid
Ended              Brokerage        Paid to          On Which      to Brokers
November 30,     Commissions     Affiliated       Commissions       Providing
2000                    Paid        Brokers              Paid       Research1
----                    ----        -------              ----       ---------
Balanced            $ 38,805            $ 0       $34,202,334        $ 25,221
Portfolio

Equity               200,140              0       320,834,583          87,582
Index
Portfolio

Diversified          157,997              0       150,245,325         104,772
Growth
Portfolio

Focused              413,069              0       373,314,616         252,757
Growth
Portfolio

Small Company        148,466              0       153,259,058          37,126
Index
Portfolio

                                                                 Total                   Total             Brokerage
Fiscal                                                       Brokerage               Amount of           Commissions
Year                                       Total           Commissions            Transactions                  Paid
Ended                                  Brokerage               Paid to                On Which            to Brokers
November 30,                         Commissions            Affiliated             Commissions             Providing
2000                                        Paid               Brokers                    Paid             Research/1/
----                                        ----               -------                    ----             ---------
Small Company Growth                      85,983                     0              86,183,846                56,735
Portfolio

Mid Cap Growth Portfolio                  67,234                     0              65,913,027                41,855

International                            103,376                     0              87,798,944                98,406
Equity Index
Portfolio

International                          1,248,406                     0             505,569,279               746,511
Growth
Portfolio

/1/ The amounts of the transactions involving commissions paid to brokers providing research were $19,992,547, $187,525,829, $93,950,114,
       $218,351,614, $41,774,443, $54,491,367, $38,851,268, $84,693,417 and
       $299,472,811 for the Balanced, Equity Index, Diversified Growth, Focused Growth, Small Company Index, Small Company Growth, Mid Cap Growth, International Equity Index and International Growth Portfolios, respectively.

                                                                 Total                   Total             Brokerage
Fiscal                                                       Brokerage               Amount of           Commissions
Year                                       Total           Commissions            Transactions                  Paid
Ended                                  Brokerage               Paid to                On Which            to Brokers
November 30,                         Commissions            Affiliated             Commissions             Providing
1999                                        Paid              Brokers/1/                  Paid             Research/4/
----                                        ----              -------                     ----             ---------
Balanced                                $ 60,846               $ 3,936            $ 49,709,379              $ 54,086
Portfolio                                                        (6.47%)/2/              (5.35%)/3/


Equity                                   162,116                     0             362,402,193               130,118
Index
Portfolio

Diversified                              266,101                20,628             227,241,917               240,074
Growth                                                           (7.75%)/2/              (6.46%)/3/
Portfolio

Focused                                  312,416                 9,567             249,401,190               252,742
Growth                                                           (3.06%)/2/              (2.40%)/3/
Portfolio

                                                                 Total                   Total             Brokerage
Fiscal                                                       Brokerage               Amount of           Commissions
Year                                       Total           Commissions            Transactions                  Paid
Ended                                  Brokerage               Paid to                On Which            to Brokers
November 30,                         Commissions            Affiliated             Commissions             Providing
1999                                        Paid              Brokers/1/                  Paid             Research/4/
----                                        ----              -------                     ----             --------
Small Company                            327,470                     0             354,777,500               259,972
Index
Portfolio

International                            156,404                     0              36,494,860               152,351
Equity Index
Portfolio

International                            334,816                 8,997             259,424,703               144,240
Growth                                                           (2.69%)/2/              (3.12%)/3/
Portfolio

________________________
/1/ Goldman Sachs and Co., the Trust's distributor prior to May 1, 1999, was the only affiliated broker utilized by the Trust during the fiscal year ending November 30, 1999.
/2/  Percentage of total commissions paid.
/3/ Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
/4/ The amounts of the transactions involving commissions paid to brokers providing research were $43,134,455, $300,137,797, $197,120,921,
     $195,324,563, $274,938,914, $33,641,730 and $128,020,612 for the Balanced,
     Equity Index, Diversified Growth, Focused Growth, Small Company Index, International Equity Index and International Growth Portfolios, respectively.

                                                                 Total                   Total             Brokerage
Fiscal                                                       Brokerage               Amount of           Commissions
Year                                       Total           Commissions            Transactions                  Paid
Ended                                  Brokerage               Paid to                On Which            to Brokers
November 30,                         Commissions            Affiliated             Commissions             Providing
1998                                        Paid               Brokers/1/                 Paid              Research/4/
----                                        ----               -------                    ----              --------
Balanced
Portfolio                              $  33,693               $ 2,794            $ 24,707,706             $  25,032
                                                                 (8.29%)/2/              (1.91%)/3/

Equity
Index                                    148,670                     0             590,431,860               125,498
Portfolio

Diversified
Growth                                   148,788                19,748             116,674,485               122,744
Portfolio                                                       (13.27%)/2/              (2.23%)/3/

Focused
Growth                                   257,630                12,648             178,606,124               208,872
Portfolio                                                        (4.91%)/2/              (0.12%)/3/


Small Company
Index                                     98,346                     0             139,815,827                97,942
Portfolio

International
Equity Index                              72,801                     0              43,852,342                61,732
Portfolio

International
Growth                                   933,041                23,687             325,994,274               581,629
Portfolio                                                        (2.54%)/2/              (3.32%)/3/


_________________

/1/ Goldman, Sachs & Co., the Trust's distributor prior to May 1, 1999, was the only affiliated broker utilized by the Trust during the fiscal year.
/2/  Percentage of total commissions paid.
/3/ Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
/4/ The amounts of the transactions involving commissions paid to brokers providing research were $18,453,666, $537,682,036, $94,871,574,
     $145,818,514, $139,042,814, $36,469,237 and $198,366,763 for the Balanced,
     Equity Index, Diversified Growth, Focused Growth, Small Company Index, International Equity Index and International Growth Portfolios, respectively.

Portfolio Valuation

         U.S. and foreign investments held by a Portfolio are valued at the last quoted sales price on the exchange on which such securities are primarily traded, except that securities listed on an exchange in the United Kingdom are valued at the average of the closing bid and ask prices. If any securities listed on a U.S. securities exchange are not traded on a valuation date, they will be valued at the last quoted bid price. If securities listed on a foreign securities exchange are not traded on a valuation date, they will be valued at the most recent quoted trade price. Securities which are traded in the U.S. over-the-counter markets are valued at the last quoted bid price. Securities which are traded in the foreign over-the-counter markets are valued at the last sales price, except that such securities traded in the United Kingdom are valued at the average of the closing bid and ask prices. Shares of investment companies held by the Portfolios will be valued at their respective net asset values. Any securities, including restricted securities, for which current quotations are not readily available are valued at fair value as determined in good faith by the Investment Adviser under the supervision of the Board of Trustees. Short-term investments are valued at amortized cost which the Investment Adviser has determined, pursuant to Board authorization, approximates market value. Securities may be valued on the basis of prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Co-Administrators and Distributor

         Prior to January 1, 2001, TNTC and PFPC Inc. ("PFPC"), 4400 Computer Drive, Westborough, Massachusetts 01581, acted as Co-Administrators for the Portfolios under a Co-Administration Agreement with the Trust. On January 1, 2001, NTI assumed TNTC's rights and responsibilities under the Co-Administration Agreement. PFPC remained a Co-Administrator. Subject to the general supervision of the Trust's Board of Trustees, the Co-Administrators provide supervision of all aspects of the Trust's non-investment advisory operations and perform various corporate secretarial, treasury and blue sky services, including but not limited to: (i) maintaining office facilities and furnishing corporate officers for the Trust; (ii) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (iii) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust's bills, preparing monthly reconciliation of the Trust's expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees and compliance testing; (iv) preparing and submitting reports to the Trust's shareholders and the SEC; (v) preparing and printing financial statements; (vi) preparing monthly Portfolio profile reports; (vii) preparing and filing the Trust's federal and state tax returns (other than those required to be filed by the Trust's custodian and transfer agent) and providing shareholder tax information to the Trust's transfer agent; (viii) assisting in marketing strategy and product development; (ix) performing oversight/management responsibilities, such as the supervision and coordination of certain of the Trust's service providers; (x) effecting and maintaining, as the case may be, the registration of shares of the Trust for sale under the securities laws of various jurisdictions; (xi) assisting in maintaining corporate records and good standing status of the Trust in its state of organization; and (xii) monitoring the Trust's arrangements with respect to services provided by Servicing Agents to their customers who are the beneficial owners of shares.

         Subject to the limitations described below, as compensation for their administrative services and the assumption of related expenses, the Co-Administrators are entitled to a fee from each Portfolio, computed daily and payable monthly, at an annual rate of 0.15% of the average daily net assets of each of the International Equity Index and International Growth Portfolios, and 0.10% of the average daily net assets of each other Portfolio. The Co-Administrators will reimburse each Portfolio for its expenses (including administration fees payable to the Co-Administrators, but excluding advisory fees, transfer agency fees, servicing fees and extraordinary expenses) which exceed on an annualized basis 0.25% of the International Equity Index and International Growth Portfolios' respective average daily net assets and 0.10% of each other Portfolio's average daily net assets.

         For the fiscal year ended November 30, 2000, the Co-Administrators received fees under the Co-Administration Agreement in the amount of:

Balanced Portfolio                                          $    72,059
Equity Index Portfolio                                        1,339,155
Diversified Growth Portfolio                                    144,458
Focused Growth Portfolio                                        253,832
Small Company Index Portfolio                                   262,291
Small Company Growth Portfolio (1)                               18,649
Mid Cap Growth Portfolio (2)                                     16,987
International Equity Index Portfolio                            123,087
International Growth Portfolio                                  246,285

/(1)/  Commenced investment operations on December 1, 1999.
/(2)/  Commenced investment operations on December 31, 1999.

         Additionally, for the fiscal year ended November 30, 2000, the Co-Administrators voluntarily waived/reimbursed each Portfolio for its expenses reducing the administration fees in the following amounts for the fiscal year ended November 30, 2000:

Balanced Portfolio                                                   $ 113,450
Equity Index Portfolio                                                 596,786
Diversified Growth Portfolio                                            99,923
Focused Growth Portfolio                                               118,899
Small Company Index Portfolio                                          388,579
Small Company Growth Portfolio (1)                                     144,242
Mid Cap Growth Portfolio (2)                                           145,209
International Equity Index Portfolio                                    94,422
International Growth Portfolio                                         118,444

/(1)/  Commenced investment operations on December 1, 1999.
/(1)/  Commenced investment operations on December 31, 1999.

         For the period May 1, 1999 through the fiscal year ended November 30, 1999, the Co-Administrators received fees under the Co-Administration Agreement with the Trust (except for the Mid Cap Growth and Small Company Growth Portfolios, which did not commence operations during the period) in the amount of:

                                                            May 1, 1999 through
                                                             November 30, 1999
                                                             -----------------
Balanced Portfolio                                                $ 44,254
Equity Index Portfolio                                             862,791
Diversified Growth Portfolio                                       110,735
Focused Growth Portfolio                                           101,915
Small Company Index Portfolio                                      115,702
International Equity Index Portfolio                                46,855
International Growth Portfolio                                     114,770

         Additionally, for the period May 1, 1999 through the fiscal year ended November 30, 1999, the Co-Administrators voluntarily reimbursed each Portfolio (except for the Mid Cap Growth and Small Company Growth Portfolios, which did not commence operations during the period) for its expenses reducing the administration fees in the following amounts:

                                                      May 1, 1999 through
                                                       November 30, 1999
                                                       -----------------
Balanced Portfolio                                         $  35,435
Equity Index Portfolio                                       255,730
Diversified Growth Portfolio                                  48,664
Focused Growth Portfolio                                      44,091
Small Company Index Portfolio                                325,512
International Equity Index Portfolio                          36,849
International Growth Portfolio                                26,024

         Prior to May 1, 1999, Goldman, Sachs & Co. ("Goldman Sachs"), 85 Broad Street, New York, New York 10004, acted as the Trust's administrator pursuant to an administration agreement similar to the Co-Administration Agreement currently in effect. For the periods as indicated, Goldman Sachs received fees under its administration agreement with the Trust in the amount of:

                                                  December 1, 1998          December 1, 1997
                                                      through                   through
                                                   April 30, 1999           November 30, 1998
                                                   --------------           -----------------
Balanced Portfolio                                      $ 29,381               $   59,575
Equity Index Portfolio                                   590,794                1,136,850
Diversified Growth Portfolio                              80,237                  164,560
Focused Growth Portfolio                                  62,536                  130,709
Small Company Index Portfolio                             82,921                  124,365
International Equity Index Portfolio                      28,777                   70,396
International Growth Portfolio                            69,975                  163,058

         In addition, pursuant to an undertaking that commenced August 1, 1992, Goldman Sachs agreed that, if its administration fees (less expense reimbursements paid by Goldman Sachs to the Trust and less certain marketing expenses paid by Goldman Sachs) exceeded a specified amount ($1 million for the Trust's first twelve investment portfolios plus $50,000 for each additional portfolio) during a fiscal year, Goldman Sachs would waive a portion of its administration fees during the following fiscal year. There were no waivers pursuant to this agreement during the fiscal years ended November 30, 1999 and 1998.

         Goldman Sachs had also agreed each year to reimburse each Portfolio for its expenses (including fees payable to Goldman Sachs as administrator, but excluding advisory fees, transfer agency fees, servicing fees and extraordinary expenses) which exceeded on an annualized basis 0.25% of the International Equity Index and International Growth Portfolios' respective average daily net assets and 0.10% of each other Portfolio's average daily net assets. Prior to May 1, 1997, this undertaking was voluntary with respect to the Portfolios. As of May 1, 1997, this undertaking was contractual with respect to all Portfolios. The effect of these reimbursements by Goldman Sachs for the fiscal years or periods ended November 30 as indicated was to reduce the expenses of each Portfolio by:

                                                    December 1, 1998         December 1, 1997
                                                        through                  Through
                                                     April 30, 1999         November 30, 1998
                                                     --------------         -----------------
Balanced Portfolio                                     $  25,110               $  78,916
Equity Index Portfolio                                   194,185                 504,482
Diversified Growth Portfolio                              33,095                  82,995
Focused Growth Portfolio                                  28,925                  83,616
Small Company Index Portfolio                            217,923                 282,541
International Equity Index Portfolio                      31,559                  98,328
International Growth Portfolio                            30,874                  49,890

         Unless sooner terminated, the Co-Administration Agreement will continue in effect until April 30, 2002, and thereafter for successive one-year terms with respect to each Portfolio, provided that the Agreement is approved annually
(i) by the Board of Trustees or (ii) by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to the Agreement and who are not interested persons (as defined in the 1940 Act) of any party thereto, by vote cast in person at a meeting called for the purpose of voting on such approval. The Co-Administration Agreement is terminable at any time after April 30, 2001 without penalty by the Trust on at least 60 days written notice to the Co-Administrators. Each Co-Administrator may terminate the Co-Administration Agreement with respect to itself at any time after April 30, 2001 without penalty on at least 60 days written notice to the Trust and the other Co-Administrator.

         The Trust may terminate the Co-Administration Agreement prior to April 30, 2001 in the event that the Trust or its shareholders incur damages in excess of $100,000 as a result of the willful misfeasance, bad faith or negligence of the Co-Administrators, or the reckless disregard of their duties under the Agreement. The Trust may also terminate the Co-Administration Agreement prior to April 30, 2001 in the event that the Co-Administrators fail to meet one of the performance standards set forth in the Agreement.

         The Trust has entered into a Distribution Agreement under which Northern Funds Distributors, LLC, ("NFD") as agent, sells shares of each Portfolio on a continuous basis. NFD pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to NFD for such distribution services. NFD is a wholly-owned subsidiary of PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors, based in King of Prussia, Pennsylvania, is a wholly-owned subsidiary of PFPC, a co-administrator for the Trust. Prior to January 2, 2001, NFD was a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"). Effective January 2, 2001, PDI was acquired by PFPC Distributors and NFD became a wholly-owned subsidiary of PFPC Distributors Between May 1, 1999 and November 30, 1999, First Data Distributors, Inc. ("FDDI") acted as the Trust's distributor pursuant to a distribution agreement similar to the Distribution Agreement currently in effect with NFD. Prior to May 1, 1999, Goldman Sachs acted as the Trust's distributor pursuant to a distribution agreement similar to the Distribution Agreement currently in effect with NFD.

         The Co-Administration Agreement provides that the Co-Administrators may render similar services to others so long as their services under such Agreement are not impaired thereby. The Co-Administration Agreement also provides that the Trust will indemnify each Co-Administrator against all claims except those resulting from the willful misfeasance, bad faith or negligence of such Co-Administrator, or the Co-Administrator's breach of confidentiality. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD's, or NFD's breach of confidentiality.

         Under a Service Mark License Agreement (the "License Agreement") with NFD, Northern Trust Corporation agrees that the name "Northern Funds" may be used in connection with Northern Institutional Funds' business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name ("Northern Funds") to any other person. The License Agreement provides that at such time as the License Agreement is no longer in effect NFD will cease using the name "Northern Funds."

Shareholder Servicing Plan

         As stated in the Portfolios' Prospectus, Servicing Agents may enter into servicing agreements with the Trust under which they provide (or arrange to have provided) support services to their Customers or other investors who beneficially own such shares in consideration of the Portfolios' payment of not more than 0.15% and 0.25% (on an annualized basis) of the average daily net asset value of the Class C and D Shares, respectively, beneficially owned by such Customers or investors.

         For the fiscal years or periods ended November 30 as indicated, the aggregate amount of the Shareholder Service Fee incurred by each class of each Portfolio then in existence was as follows:

                                                2000         1999         1998
                                                ----         ----         ----
Balanced Portfolio
         Class C                               $ 1,363      $ 1,895      $ 7,927
         Class D                                 1,210        1,301        1,860
Equity Index Portfolio
         Class C                               165,996      167,443      148,096
         Class D                                37,872       51,644       84,248
Diversified Growth Portfolio
         Class D                                 1,401        1,129        2,669
Focused Growth Portfolio
         Class C                                19,966       15,098       13,754
         Class D                                 1,721        2,340        4,375
Small Company Index Portfolio
         Class C (1)                               N/A          284          338
         Class D                                   581        1,427        2,173
Small Company Growth Portfolio
         Class C (2)                               N/A          N/A          N/A
         Class D (2)                               N/A          N/A          N/A
Mid Cap Growth Portfolio
         Class C (3)                               N/A          N/A          N/A
         Class D (4)                               N/A          N/A          N/A
International Equity Index Portfolio
         Class D (5)                                36           32            5
International Growth Portfolio
         Class D                                   N/A          128          825

-----------------------------

(1)    Class C shares were issued on January 8, 1998.
(2) As of the date of the Prospectus, Class C and Class D shares had not yet been issued.
(3)    As of the date of the Prospectus, Class C shares had not yet been issued.
(4)    Class D shares were issued on January 29, 2001.
(5)    Class D shares were issued on October 5, 1998.

         Services provided by or arranged to be provided by Servicing Agents under their servicing agreements may include: (i) establishing and maintaining separate account records of Customers or other investors; (ii) providing Customers or other investors with a service that invests their assets in shares of certain classes pursuant to specific or pre-authorized instructions, and assistance with new account applications; (iii) aggregating and processing purchase and redemption requests for shares of certain classes from Customers or other investors, and placing purchase and redemption orders with the Transfer Agent; (iv) issuing confirmations to Customers or other investors in accordance with applicable law; (v) arranging for the timely transmission of funds representing the net purchase price or redemption proceeds; (vi) processing dividend payments on behalf of Customers or other investors; (vii) providing information periodically to Customers or other investors showing their positions in shares; (viii) responding to Customer or other investor inquiries (including requests for prospectuses), and complaints relating to the services performed by the Servicing Agents; (ix) acting as liaison with respect to all inquiries and complaints from Customers and other investors relating to errors committed by the Trust or its agents, and other matters pertaining to the Trust; (x) providing or arranging for another person to provide subaccounting with respect to shares of certain classes beneficially owned by Customers or other investors; (xi) if required by law, forwarding shareholder communications from the Trust (such as proxy statements and proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers and other investors; (xii) providing such office space, facilities and personnel as may be required to perform their services under the servicing agreements; (xiii) maintaining appropriate management reporting and statistical information; (xiv) paying expenses related to the preparation of educational and other explanatory materials in connection with the development of investor services; (xv) developing and monitoring investment programs; and (xvi) providing such other similar services as the Trust may reasonably request to the extent the Servicing Agents are permitted to do so under applicable statutes, rules and regulations.

         The Trust's agreements with Servicing Agents are governed by a Plan (called the "Shareholder Servicing Plan"), which has been adopted by the Board of Trustees. Pursuant to the Shareholder Servicing Plan, the Board of Trustees will review, at least quarterly, a written report of the amounts expended under the Trust's agreements with Servicing Agents and the purposes for which the expenditures were made. In addition, the arrangements with Servicing Agents must be approved annually by a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and have no direct or indirect financial interest in such arrangements.

         The Board of Trustees has approved the arrangements with Servicing Agents based on information provided by the Trust's service contractors that there is a reasonable likelihood that the arrangements will benefit the Portfolios and their shareholders by affording the Portfolios greater flexibility in connection with the servicing of the accounts of the beneficial owners of their shares in an efficient manner.

Counsel and Auditors

         Drinker Biddle & Reath LLP, with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serve as counsel to the Trust.

         Ernst & Young LLP, independent auditors, 233 S. Wacker Drive, Chicago, Illinois 60606, have been selected as auditors of the Trust. In addition to audit services, Ernst & Young LLP reviews the Trust's Federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

In-Kind Purchases and Redemptions

         Payment for shares of a Portfolio may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Portfolio as described in the Prospectus. For further information about this form of payment, contact Northern Trust. In connection with an in-kind securities payment, a Portfolio will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Portfolio and that the Portfolio receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Portfolio; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

         The additional transaction fee described in the Prospectus with respect to the Small Company Index Portfolio and the International Equity Index Portfolio does not apply to in-kind purchases of shares that are structured to minimize the related brokerage, market impact costs and other transaction costs to such Portfolios as described in the Prospectus.

         Although each Portfolio generally will redeem shares in cash, each Portfolio reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from such Portfolio. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio's net asset value per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

                             PERFORMANCE INFORMATION

         The performance of a class of shares of a Portfolio may be compared to those of other mutual funds with similar investment objectives and to bond, stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a class of shares may be compared to data prepared by Lipper Analytical Services, Inc. or other independent mutual fund reporting services. In addition, the performance of a class may be compared to the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Treasury Bond Index, the Lehman Brothers Intermediate Government/Corporate Bond Index, S&P 500 Index, S&P/Barra Growth Index, the Mid Cap 400 Index, the Russell 2000 Index, the EAFE Index or other unmanaged stock and bond indices, including, but not limited to, the Merrill Lynch 1-5 Year Government Bond Index, the Merrill Lynch 1-5 Year Corporate/Government Bond Index, the 3-month LIBOR Index, the 91-day Treasury Bill Rate, the Composite Index, the J.P. Morgan Non-U.S. Government Bond Index, and the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industry companies listed on the New York Stock Exchange. Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a class of shares of a Portfolio.

         The Portfolios calculate their total returns for each class of shares separately on an "average annual total return" basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the class over the measuring period. Total returns for each class of shares may also be calculated on an "aggregate total return" basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the shares and assume that any dividends and capital gain distributions made by the Portfolio with respect to a class during the period are reinvested in the shares of that class. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a class for any one year in the period might have been more or less than the average for the entire period. The Portfolios may also advertise from time to time the total return of one or more classes of shares on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

         Each Portfolio that advertises an "average annual total return" for a class of shares computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                 P(1 + T)/n/ = ERV

Where:          T =       average annual total return;

                ERV     = ending redeemable value at the end of the applicable
                          period (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) period;

                P =       hypothetical initial payment of $1,000; and

                n = period covered by the computation, expressed in terms of years.

         Each Portfolio that advertises an "aggregate total return" for a class of shares computes such return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                 T = [(ERV/P)]-1

         The Small Company Index and International Equity Index Portfolios may advertise total return data without reflecting the 0.50% and 1.00% portfolio transaction fee in accordance with the rules of the SEC. Quotations which do not reflect the fee will, of course, be higher than quotations which do.

         The calculations set forth below are made assuming that (i) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (ii) all recurring fees charged to all shareholder accounts are included, and (iii) the portfolio transaction fee is taken into account for purchases of shares of the Small Company Index Portfolio and the International Equity Index Portfolio. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. Total return calculations excluding the transaction fee are also provided for the Small Company Index Portfolio and the International Equity Index Portfolio.

         The average annual total returns and aggregate total returns shown below for the Diversified Growth, Equity Index, Small Company Index and International Growth Portfolios include, for periods prior to the commencement of the Portfolios' operations, the performance of predecessor collective funds adjusted to reflect the higher estimated fees and expenses applicable to such Portfolios' Class A Shares at the time of their inception. Although all such predecessor collective funds were managed by Northern Trust for the periods stated in a manner and pursuant to investment objectives that were equivalent in all material respects to the management and investment objectives of the corresponding Portfolios, such predecessor collective funds were not registered under the 1940 Act and were not subject to certain investment restrictions imposed by the 1940 Act. If they had been registered under the 1940 Act, performance might have been adversely affected. The average annual total returns and aggregate total returns shown for the Portfolios for their Class C and/or Class D Shares also include, for the periods prior to the inception of such classes, the performance of the Portfolios' Class A Shares. Because the fees and expenses of Class C and Class D Shares are, respectively, 0.24% and 0.39% higher than those of Class A Shares, actual performance for periods prior to the inception of Class C and Class D Shares would have been lower if such higher fees and expenses had been taken into account.

         Following commencement of operations of the Portfolios, the Portfolios' prior administrator (Goldman Sachs), prior co-administrator (TNTC) or current co-administrators (NTI and PFPC) reimbursed expenses to the Portfolios and voluntarily agreed to reduce a portion of its administration fees for each Portfolio pursuant to the undertaking described above under "Additional Trust Information --Co-Administrators and Distributor" and "Investment Adviser, Transfer Agent and Custodian," and the Portfolios' Investment Adviser waived a portion of its investment advisory fees with respect to the Portfolios. The average annual total returns and aggregate total returns of each Portfolio with respect to Class A, Class C and Class D Shares, as applicable, are shown below with and without such fee waivers and expense reimbursements.

                                                                 For Periods Ended November 30, 2000

                                         Average Annual Total Returns (%)                  Aggregate Total Returns (%)

                                                                      Since                                            Since
                                   1 Year     5 Years    10 Years   Inception     1 Year      5 Years     10 Years   Inception
                                   ------     -------    --------   ---------     ------      -------     --------   ---------
  Diversified Growth/1/
  Class A
       with fee waivers and
       expense reimbursements      (0.47)       18.99      15.46          --      (0.47)       138.51      320.98         --

       without fee waivers and
       expense reimbursements      (0.79)       18.65      14.94          --      (0.79)       136.80      315.77         --

  Class D
       with fee waivers and
       expense reimbursements      (0.88)       18.51      15.19          --      (0.88)       133.78      311.19         --

       without fee waivers and
       expense reimbursements      (1.20)       18.17      14.67          --      (1.20)       132.07      305.98         --

  Focused Growth/2/
  Class A
    with fee waivers and
  expense reimbursements            1.17        20.33         --       16.83       1.17        152.24          --     217.04

    without fee waivers and
       expense reimbursements       0.82        19.93         --       16.33       0.82        150.24          --     213.44

  Class C
       with fee waivers and
       expense reimbursements       0.94        20.08         --       16.67       0.94        149.66          --     213.80

       without fee waivers and
       expense reimbursements       0.59        19.68         --       16.17       0.59        147.66          --     210.20

  Class D
       with fee waivers and
       expense reimbursements        078        19.87         --       16.47       0.78        147.52          --     209.82

       without fee waivers and
       expense reimbursements       0.43        19.47         --       15.97       0.43        145.52          --     206.22

                                                                   For Periods Ended November 30, 2000
                                             Average Annual Total Returns (%)                  Aggregate Total Returns (%)

                                                                           Since                                     Since
                                     1 Year       5 Years     10 Years   Inception  1 Year    5 Years  10 Years    Inception
                                     ------       -------     --------   ---------  ------    -------  --------    ---------
  Equity Index/3/
  Class A
       with fee waivers and
       expense reimbursements        (4.57)        18.28       17.39         --     (4.57)    131.50     396.76        --

       without fee waivers and
       expense reimbursements        (4.81)        18.03       17.05         --     (4.81)    130.26     393.31        --

  Class C
       with fee waivers and
       expense reimbursements        (4.77)        18.01       17.25         --     (4.77)    128.85     390.99        --

       without fee waivers and
       expense reimbursements        (5.01)        17.76       16.91         --     (5.01)    127.61     387.54        --

  Class D
       with fee waivers and
       expense reimbursements        (4.93)        17.88       17.15         --     (4.93)    127.64     386.69        --

       without fee waivers and
       expense reimbursements        (5.17)        17.63       16.81         --     (5.17)    126.40     383.24        --


  Small Company Index/4/
  Class A
      with fee waivers and
      expense reimbursements
      and portfolio transaction
      fee                            (1.65)         8.45       14.33         --     (1.65)     50.04     281.76        --

      with fee waivers and
      expense reimbursements         (1.12)         8.57       14.40         --     (1.12)     50.85     283.79        --
      but without portfolio
      transaction fee

      without fee waivers and
      expense reimbursements         (2.00)         8.03       13.79         --     (2.00)     47.96     276.33        --
      but with portfolio
      transaction fee

      without fee waivers and
      expense reimbursements         (1.47)         8.15       13.86         --     (1.47)     48.77     278.36        --
      and portfolio transaction
      fee

                                                                 For Periods Ended November 30, 2000

                                         Average Annual Total Returns (%)                Aggregate Total Returns (%)

                                                            10      Since                                          Since
                                                            ---
                                     1 Year    5 Years     Years   Inception   1 Year      5 Years     10 Years   Inception
                                     ------    -------     -----   ---------   ------      -------     --------   ---------
Small Company Index
Class C
  with fee waivers and
  expense reimbursements
  and portfolio transaction fee        See    footnote 8                          See     footnote 8

  with fee waivers and expense
  reimbursements but without
  portfolio transaction fee            See    footnote 8                          See     footnote 8

  without fee waivers and
  expense reimbursements but
  with portfolio transaction fee       See    footnote 8                          See     footnote 8

  without fee waivers and
  expense reimbursements and
  portfolio transaction fee            See    footnote 8                          See     footnote 8


 Class D
  with fee waivers and
  expense reimbursements and
  portfolio transaction fee         (2.28)          7.99   14.06         --    (2.28)          46.88     272.83         --

    with fee waivers and expense
    reimbursements but without                                                                                          --
    portfolio transaction fee       (1.76)          8.11   14.13         --    (1.76)          47.67     274.81         --

    without fee waivers and
    expense reimbursements but
    with portfolio transaction
    fee                             (2.63)          7.57   13.52         --    (2.63)          44.80     267.40         --

  without fee waivers and
  expense reimbursements and                                                                                            --
  portfolio transaction fee         (2.11)          7.69   13.59         --    (2.11)          45.59     269.38         --

                                                                   For Periods Ended November 30, 2000

                                           Average Annual Total Returns (%)                   Aggregate Total Returns (%)

                                                                          Since                                           Since
                                      1 Year       5 Years   10 Years   Inception      1 Year     5 Years     10 Years   Inception
                                      ------      -------    --------   ---------      ------     -------     --------   ---------
International Growth/5/
Class A
     with fee waivers and
     expense reimbursements           (4.26)       11.45       9.63            --      (4.26)      71.95       150.70           --

     without fee waivers and
     expense reimbursements           (4.53)       11.16       9.00            --      (4.53)      70.50       144.36           --

Class D
     with fee waivers and
     expense reimbursements             See      footnote 9                             See      footnote 9

     without fee waivers and
     expense reimbursements             See      footnote 9                             See      footnote 9

Balanced/6/
Class A
     with fee waivers and
     expense reimbursements            3.98        13.18         --         11.16       3.98       85.68           --        119.18

     without fee waivers and
     expense reimbursements            3.52        12.71         --         10.56       3.52       83.32           --        114.84

Class C
    with fee waivers and
    expense reimbursements             3.72        12.86         --         10.95       3.72       83.12           --        116.16

    with fee waivers and
    expense reimbursements             3.26        12.39         --         10.35       3.26       80.76           --        111.82

Class D
    with fee waivers and
    expense reimbursements             3.56        12.76         --         10.88       3.56       82.28           --        115.16

    with fee waivers and
    expense reimbursements             3.10        12.29         --         10.28       3.10       79.92           --        110.82

                                                                   For Periods Ended November 30, 2000

                                                         Average Annual Total Returns(%)              Aggregate Total Returns(%)

                                                                                Since                                    Since
                                                1 Year   5 Years   10 Years     Inception     1 Year 5 Years   10 Years  Inception
                                                -----    -------   --------     ---------     -----  -------   --------  ---------
International Equity Index/7/
Class A
   with fee waivers and
   expense reimbursements                       (10.80)       --         --          7.60     (10.80)     --         --      30.80
   and portfolio transaction fee

   with fee waivers and expense
   reimbursements but without                    (9.87)       --         --          7.89      (9.87)     --         --      32.11
   portfolio transaction fee

   without fee waivers and
   expense reimbursements but with
     portfolio transaction fee                  (11.17)       --         --          7.13     (11.17)     --         --      29.03

   without fee waivers and
   expense reimbursements and                   (10.24)       --         --          7.42     (10.24)     --         --      30.34
   portfolio transaction fee

Class D
   with fee waivers and
   expense reimbursements                       (11.75)       --         --          7.06     (11.75)     --         --      28.40
   and portfolio transaction fee

   with fee waivers and expense
   reimbursements but without                   (10.83)       --         --          7.35     (10.83)     --         --      29.68
   portfolio transaction fee

   without fee waivers and
   expense reimbursements but with
     portfolio transaction fee                  (12.12)       --         --          6.59     (12.12)     --         --      26.63

   without fee waivers and
   expense reimbursements and                   (11.20)       --         --          6.88     (11.20)     --         --      27.91
   portfolio transaction fee

                                                                   For Periods Ended November 30, 2000

                                           Average Annual Total Returns (%)                Aggregate Total Returns (%)

                                                                         Since                                         Since
                                   1 Year      5 Years      10 Years     Inception   1 Year    5 Years      10 Years   Inception
                                   ------      -------      --------     ---------   ------    -------      --------   ---------
Small Company Growth
Class A
   with fee waivers and
   expense reimbursements           --          --           --           (5.80)      --        --           --         (5.80)

   without fee waivers and
   expense reimbursements           --          --           --           (6.87)      --        --           --         (6.87)


Class C
   with fee waivers and             See footnote 10                                   See footnote 10
   expense reimbursements

   without fee waivers and
   expense reimbursements           See footnote 10                                  See footnote 10

Class D
   with fee waivers and
   expense reimbursements           See footnote 10                                  See footnote 10

   without fee waivers and
   expense reimbursements           See footnote 10                                  See footnote 10

                                                                   For Periods Ended November 30, 2000

                                           Average Annual Total Returns (%)                Aggregate Total Returns(%)

                                                                        Since                                      Since
                                   1 Year     5 Years     10 Years    Inception   1 Year     5 Years    10 Years   Inception
                                   ------     -------     --------    ---------   ------     -------    --------   ---------
Mid Cap Growth
Class A
   with fee waivers and
   expense reimbursements               --          --         --         3.30       --           --         --        3.30

   without fee waivers and
   expense reimbursements               --          --         --         2.15       --           --         --        2.15

Class C
   with fee waivers and
   expense reimbursements               See footnote 11                              See footnote 11

   without fee waivers and
   expense reimbursements               See footnote 11                              See footnote 11

Class D
   with fee waivers and
   expense reimbursements               See footnote 11                              See footnote 11

   without fee waivers and
   expense reimbursements               See footnote 11                              See footnote 11

1. For Class A and D Shares, performance information prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund. For Class D Shares, performance information from January 11, 1993 to September 14, 1994 (commencement of Class D Shares) is that of Class A Shares. Because the fees and expenses of Class D Shares are 0.39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. The predecessor collective fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance information of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

2. For Class C and Class D Shares, performance from July 1, 1993 to June 14, 1996 (commencement of Class C Shares) and December 8, 1994 (commencement of Class D Shares), respectively, is that of Class A Shares. Class A Shares commenced operations on July 1, 1993. Because the fees and expenses of Class C and Class D Shares are 0.24% and 0.39%, respectively, higher than those of Class A Shares, actual performance would have been lower had such higher expenses been taken into account.

3. For Class A, C and D Shares, performance information prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund. For Class C and D Shares, performance information from January 11, 1993 to September 28, 1995 (commencement of Class C Shares) and September 14, 1994 (commencement of Class D Shares), respectively, is that of Class A Shares. Because the fees and expenses of Class C and Class D Shares are 0.24% and 0.39%, respectively, higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. The predecessor collective fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance information of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

4. For Class A and D Shares, performance information prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund. For Class D Shares, performance information from January 11, 1993 to December 8, 1994 (commencement of Class D Shares), is that of Class A Shares. Because the fees and expenses of Class D Shares are 0.39%, higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. Performance information of the predecessor collective fund is shown from August 1, 1988 (the date such collective fund was first managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio) and is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

5. For Class A Shares, performance information prior to March 28, 1994 (commencement of Portfolio) is that of a predecessor collective fund. Performance information of the predecessor collective fund is shown from July 1, 1990 (the date such fund was first managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio) and is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

6. For Class C and Class D Shares, performance from July 1, 1993 to December 29, 1995 (commencement of Class C Shares) and February 20, 1996 (commencement of Class D Shares), respectively, is that of Class A Shares. Class A Shares commenced operations on July 1, 1993. Because the fees and expenses of Class C and Class D Shares are 0.24% and 0.39%, respectively, higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

7. For Class D Shares, performance from April 1, 1997 to October 5, 1998 (commencement of Class D Shares) is that of Class A Shares. Class A Shares commenced operations on April 1, 1997. Because the fees and expenses of Class D Shares are 0.39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

8. From June 30, 1999 to the date of the Prospectus, no Class C shares of the Small Company Index Portfolio were held by shareholders. Class C shares of the Small Company Index Portfolio will have substantially similar annual returns when compared with Class A shares of the Small Company Index Portfolio because shares of both Class A and Class C are invested in the same portfolio of securities. The annual returns of Class A and Class C shares will differ only to the extent that the share classes do not have the same expenses. Annual returns reflected since inception will also differ as the classes do not have the same inception date.

9. From August 22, 1999 to the date of the Prospectus, no Class D shares of the International Growth Portfolio were held by shareholders. Class C shares of the International Growth Portfolio will have substantially similar annual returns when compared with Class A shares of the International Growth Portfolio because shares of both Class A and Class D are invested in the same portfolio of securities. The annual returns of Class A and Class D shares will differ only to the extent that the share classes do not have the same expenses. Annual returns reflected since inception will also differ as the classes do not have the same inception date.

10. As of the date of the Prospectus, Class C and Class D shares of the Small Company Growth Portfolio had not yet been issued.

11. As of the date of the Prospectus, Class C of the Mid Cap Growth Portfolio had not yet been issued. Class D shares were issued on January 29, 2001.

     The yield of a class of shares in the Balanced Portfolio is computed based on the net income of such class during a 30-day (or one month) period (which period will be identified in connection with the particular yield quotation). More specifically, the Portfolio's yield for a class of shares is computed by dividing the per share net income for the class during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis.

     The Balanced Portfolio calculates its 30-day (or one month) standard yield for a class of shares in accordance with the method prescribed by the SEC for mutual funds:

                         Yield = 2[{(a-b/cd) + 1}/6/ - 1]

Where:          a = dividends and interest earned during the period;

                b = expenses accrued for the period (net of reimbursements);

                c = average daily number of shares outstanding during the period entitled to receive dividends; and

                d = net asset value per share on the last day of the period.

        For the 30-day period ended November 30, 2000, the annualized yields for the Class A, Class C and Class D Shares of the Balanced Portfolio were 3.32%, 3.07% and 2.91%, respectively. During such period, the Co-Administrators reimbursed expenses to the Portfolio and voluntarily agreed to reduced a portion of its administration fees under "Additional Trust Information - Co-Administrators and Distributor," and Northern Trust waived a portion of its investment advisory fees with respect to the Portfolio. In the absence of such advisory and administration fee reductions, the 30-day yield for Class A, Class C and Class D Shares would have been 2.86%, 2.61% and 2.45%, respectively.

Because of the different servicing fees and transfer agency fees payable with respect to Class A, C and D Shares in a Portfolio, performance quotations for shares of Class C and D of the Portfolio will be lower than the quotations for Class A Shares of the Portfolio, which will not bear any fees for shareholder support services and will bear minimal transfer agency fees.

        The performance of each class of shares of the Portfolios is based on historical earnings, will fluctuate and is not intended to indicate future performance. The investment return and principal value of an investment in a class will fluctuate so that when redeemed, shares may be worth more or less than their original cost. Performance information may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Total return data should also be considered in light of the risks associated with a Portfolio's composition, quality, maturity, operating expenses and market conditions. Any fees charged by Institutions directly to their customer accounts in connection with investments in a Portfolio will not be included in calculations of performance information.

                                      TAXES

          The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

          The discussions of tax consequences in the Prospectus and this Additional Statement are based on the Internal Revenue Code of 1986, as amended (the "Code") and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Federal - General Information

          Each Portfolio intends to qualify as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, each Portfolio is generally exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below.

          In addition to satisfaction of the Distribution Requirement, each Portfolio must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities, loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

          In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio's assets must generally consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which as Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses.

          In the case of corporate shareholders, distributions of a Portfolio for any taxable year generally qualify for the dividends received deduction to the extent of the gross amount of "qualifying dividends" from domestic corporations received by the Portfolio for the year. A dividend usually will be treated as a "qualifying dividend" if it has been received from a domestic corporation. A portion of the dividends paid by the Balanced, Equity Index, Diversified Growth, Focused Growth, Small Company Growth, Mid Cap Growth, and potentially International Growth Portfolios, may constitute "qualifying dividends." The other Portfolios, however, are not expected to pay qualifying dividends.

          If for any taxable year any Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions would be taxable as ordinary income to the extent of such Portfolio's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders.

          The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

         Although each Portfolio expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities.

          The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an "exempt recipient."

Taxation of Certain Financial Instruments

          The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Portfolio, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Portfolio to recognize taxable income prior to the receipt of cash, thereby requiring the Portfolio to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

          In addition, in the case of any shares of a PFIC in which a Portfolio invests, the Portfolio may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Portfolio fails to make an election to recognize income annually during the period of its ownership of the shares.

Foreign Investors

          Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by a Portfolio of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, regardless of the extent, if any, to which the income or gain is derived from non-U.S. investments of the Portfolio. For this purpose, foreign shareholders include individuals other than U.S. citizens, residents and certain nonresident aliens, and foreign corporations, partnerships, trusts and estates. A foreign shareholder generally will not be subject to U.S. income or withholding tax in respect of proceeds from or gain on the redemption of shares or in respect of capital gain dividends (i.e., dividends attributable to long-term capital gains of a Portfolio), provided such shareholder submits a statement, signed under penalties of perjury, attesting to such shareholder's exempt status. Different tax consequences apply to a foreign shareholder engaged in a U.S. trade or business or present in the U.S. for 183 days or more in a year. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of investing in a Portfolio.

                              DESCRIPTION OF SHARES

          The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees may hereafter create series in addition to the Trust's twenty-two existing series, which represent interests in the Trust's twenty-two respective portfolios, nine of which are discussed in this Additional Statement. The Trust Agreement also permits the Board of Trustees to classify or reclassify any unissued shares into classes within a series. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares of beneficial interest in three separate classes of shares in each of the Trust's non-money market portfolios: Class A, C and D Shares.

          Under the terms of the Trust Agreement, each share of each Portfolio is without par value, represents an equal proportionate interest in the particular Portfolio with each other share of its class in the same Portfolio and is entitled to such dividends and distributions out of the income belonging to the Portfolio as are declared by the Trustees. Upon any liquidation of a Portfolio, shareholders of each class of a Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "About Your Account -- Selling Shares" in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Portfolio may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Portfolio normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of instruments owned by it or fairly to determine the value of its net assets, or
(iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Portfolio. The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Portfolio are redeemable at the unilateral option of the Trust if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of the Portfolio. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Portfolios are not issued.

          The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Trust. General liabilities of the Trust are normally allocated in proportion to the net asset value of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

          Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above. In addition, shareholders of each of the classes in a particular investment portfolio have equal voting rights except that only shares of a particular class of an investment portfolio will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to shareholder servicing expenses and transfer agency fees that are payable by that class.

          The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.

          The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

          The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

          The Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

          The Trust Agreement permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

          Under the Delaware Business Trust Act (the "Delaware Act"), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

          The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

          The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

          In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

          The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees
(i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class. The

Trustees are not currently considering the appointment of Series Trustees for the Trust.

         As of March 12, 2001, substantially all of the Portfolios' outstanding shares were held of record by Northern Trust for the benefit of its customers and the customers of its affiliates and correspondent banks that have invested in the Portfolios. As of the same date, Northern Trust possessed sole or shared voting and/or investment power for its customer accounts with respect to less than 10% of the Trust's outstanding shares. As of the same date, the Trust's Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each class of each Portfolio. Northern Trust has advised the Trust that the following persons (whose mailing address is: c/o The Northern Trust Company, 50 South LaSalle, Chicago, IL 60675) beneficially owned five percent or more of the outstanding shares of the Portfolios' classes as of March 12, 2001:

                                                                                                  Number     Percentage
                                                                                                  of Shares    of Shares
                                                                                                  ---------    ---------
BALANCED PORTFOLIO
   Class A
             Northern Trust Thrift Incentive Plan                                              2,211,566.90     38.0%
             Sealed Air Corp.                                                                  1,097,899.80     18.8%
             Loyola University Medical Center                                                    604,713.66     10.3%
   Class C

             Kitch Drutchas Wagner Kenney PC                                                      72,005.42    100.0%
   Class D
             First National Bank of LaGrange                                                      36,057.21     99.4%

DIVERSIFIED GROWTH PORTFOLIO
   Class A
           The Northern Trust Co. Pension Plan                                                 3,077,629.92     25.3%
           Seiko Corp.                                                                         1,056,022.88      8.7%
           Pension Plan for the Home Office Employees of the Mutual Trust                        919,515.29      7.5%
           A. Finkl & Sons Employee Pension                                                      757,566.52      6.2%
           American Meter Co. Master Retirement Trust                                            616,231.79      5.0%
   Class D
           First National Bank of LaGrange                                                        58,679.80     99.3%

EQUITY INDEX PORTFOLIO
   Class A
           Northern Trust Thrift Incentive Plan                                                9,873,177.76     17.4%
           Army Air Force Mutual Aid Foundation                                                3,642,704.39      6.4%
           Meadows Foundation                                                                  3,193,712.08      5.8%
           Libbey-Owens-Ford Co.                                                               3,193,712.08      5.6%
   Class C
           American Medical Association 401K Plan                                              1,671,472.48     33.5%
           Wilson Sporting Goods 401K Plan Trust                                               1,187,585.74     23.8%
           U.S. Silica Co.                                                                       811,764.82     16.2%
           Children's Hospital San Diego                                                         717,680.30     14.3%
           Clark Schwebel, Inc.                                                                  441,781.65      8.8%
   Class D
           Marquette Trust Co.                                                                   404,381.29     78.0%
           First Data Investor Services Group FBO Northern Funds                                  51,832.77     10.0%
           First National Bank of LaGrange                                                        31,232.65      6.0%

                                                                                   Number         Percentage
                                                                                  of Shares         of Shares
                                                                                  ---------         ---------
FOCUSED GROWTH PORTFOLIO
   Class A
           The Northern Trust Thrift Incentive Plan                             6,695,021.43             43.6%
           Masco Corp.                                                           880, 394.40              5.7%
           Doe Run Resources Corp. Retirement Plan                                790,070.78              5.1%
   Class C
           Kitch Drutchas Wagner Kenney PC                                        668,072.65            100.0%
   Class D
           First National Bank of LaGrange                                         38,337.84             92.7%


MID CAP GROWTH PORTFOLIO
   Class A
           Masonic Family Health Foundation                                       397,486.86             10.7%
           TNT - FBO Shriners Hospitals for Children                              323,518.89              8.7%
           Newberry Library                                                       239,906.14              6.5%
           Sisters of the Precious Blood                                          214,616.34              5.8%
           Herget National Bank of Pekin                                          184,153.46              5.0%
Class D
           Home State Bank                                                         16,042.26            100.0%


SMALL COMPANY GROWTH PORTFOLIO
   Class A
           Midway National Bank                                                   876,413.69             19.2%
           Northern Trust Thrift Incentive Plan                                   850,602.89             18.6%
           Masonic Family Health Foundation                                       439,808.81              9.6%
           TNT - FBO Shriners Hospitals for Children                              335,334.85              7.3%


SMALL COMPANY INDEX PORTFOLIO
    Class A
           Motorola Savings & Profit Sharing                                    3,872,938.71             14.4%
           Pfizer Savings and Investment Plan                                   3,014,924.65             11.2%
           PWC Group Investment Savings Plan                                    2,861,653.22             10.7%
           General Dynamics Stock Savings Plan                                  2,121,172.69              7.9%
           Saxon & Co.                                                          1,531,457.83              5.7%
           Lifepoint Hospitals, Inc.                                            1,445,431.30              5.4%
    Class D
           Great Plains Trust Co.                                                   6,110.69             99.0%


                                                                                            Number        Percentage
                                                                                            of Shares       of Shares
                                                                                            ---------       ---------
INTERNATIONAL EQUITY INDEX PORTFOLIO
   Class A
           Motorola Savings & Profit Sharing                                              2,213,807.25          30.7%
           Northern Trust Pension Plan                                                    1,776,166.31          24.7%
           Northern Trust Thrift Incentive Plan                                           1,285,524.84          17.8%
           Lifepoint Hospitals, Inc.                                                        591,943.99           8.2%
           AutoLiv ASP, Inc.                                                                383,922.20           5.3%
    Class D
           Peoples National Bank                                                              1,161.57         100.0%

INTERNATIONAL GROWTH PORTFOLIO
    Class A
           Northern Trust Pension Plan                                                    1,750,491.43          11.1%
           Doe Run Resources Corp. Retirement Plan                                        1,023,245.10           6.4%
           Tuthill Pension                                                                  934,034.56           5.9%
           Northwestern Medical Faculty Foundation Strategic Cap                            933,168.00           5.9%

                                OTHER INFORMATION

     The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Trust's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Each Portfolio is responsible for the payment of its expenses. Such expenses include, without limitation, the fees and expenses payable to Northern Trust, NTI and PFPC, brokerage fees and commissions, fees for the registration or qualification of Portfolio shares under Federal or state securities laws, expenses of the organization of the Portfolio, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses, servicing fees, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, compensation and expenses of its Trustees, expenses for industry organizations such as the Investment Company Institute, miscellaneous expenses and extraordinary expenses incurred by the Trust.

     The term "majority of the outstanding shares" of either the Trust or a particular Portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Portfolio.

         Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

     The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 2000 (the "Annual Report") are hereby incorporated herein by reference and attached hereto. No other parts of the Annual Report, including without limitation, "Management's Discussion of Portfolio Performance," are incorporated by reference herein. Copies of the Semi-Annual Report and the Annual Report may be obtained upon request and without charge by calling (800) 637-1380 (toll-free).

                                   APPENDIX A
                                   ----------

Commercial Paper Ratings
------------------------

         A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Moody's commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.

         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is highly uncertain and solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.

Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - An obligation rated "CC" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" - Bonds are generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa " - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes the ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC", "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Municipal Note Ratings
----------------------

         A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "SG" - This designation denotes speculative grade credit quality. Debt instruments in this category lack sufficient margins of protection.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

                                   APPENDIX B
                                   ----------

As stated in the Prospectus, the Portfolios may enter into certain futures transactions. Such transactions are described in this Appendix.

I.       Interest Rate Futures Contracts
         -------------------------------

         Use of Interest Rate Futures Contracts. Bond prices are established in
         --------------------------------------
both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Portfolio may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

         A Portfolio presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Portfolio, by using futures contracts.

         Interest rate future contracts can also be used by a Portfolio for non-hedging (speculative) purposes to increase total return.

         Description of Interest Rate Futures Contracts. An interest rate
         ----------------------------------------------
futures contract sale would create an obligation by a Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Portfolio, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Portfolio's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Portfolio is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Portfolio pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Portfolio entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain, and if the purchase price exceeds the offsetting sale price, the Portfolio realizes a loss.

         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

         A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Portfolios may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II.  Index Futures Contracts
----------------------------

         General. A stock or bond index assigns relative values to the stocks or
         -------
bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as S&P's 500 Index or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the S&P's 100 Index or indexes based on an industry or market indexes, such as S&P's 100 Index or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. To the extent consistent with its investment objective, a Portfolio may also engage in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

         A Portfolio may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Portfolio may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio will purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

         In addition, a Portfolio may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Portfolio expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Portfolio may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

         Index futures contracts may also be used by a Portfolio for non-hedging (speculative) purposes to increase total return.

III. Futures Contracts on Foreign Currencies
--------------------------------------------

         A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Portfolio to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

         A Portfolio may also use futures contracts on foreign currencies for non-hedging (speculative) purposes to increase total return.

IV.  Margin Payments
--------------------

         Unlike purchases or sales of portfolio securities, no price is paid or received by a Portfolio upon the purchase or sale of a futures contract. Initially, a Portfolio will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a particular Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, NTI may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or gain.

V.       Risks of Transactions in Futures Contracts
         ------------------------------------------

         There are several risks in connection with the use of futures by a Portfolio, even if the futures are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of a hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Portfolio involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Portfolio may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Adviser. Conversely, a Portfolio may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Adviser. It is also possible that, where a Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities.

         When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Portfolio is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. First, rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Successful use of futures by a Portfolio is also subject to the Investment Adviser's ability to predict correctly movements in the direction of the market. For example, if a particular Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

         Futures purchased or sold by a Portfolio (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures of foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading Commission's ("CFTC") regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, the investments of a Portfolio in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

VI.  Options on Futures Contracts
---------------------------------

         A Portfolio may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Portfolio will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Portfolio may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Portfolio intends to purchase. Similarly, if the value of the securities held by a Portfolio is expected to decline as a result of an increase in interest rates, the Portfolio might purchase put options or sell call options on futures contracts rather than sell futures contracts.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See "Risks of Transactions in Futures Contracts" above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII. Other Matters
------------------

         Each Portfolio intends to comply with the regulations of the CFTC exempting it from registration as a "Commodity Pool Operator." Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                     SHARES

                          NORTHERN INSTITUTIONAL FUNDS

                           GOVERNMENT SELECT PORTFOLIO
                              GOVERNMENT PORTFOLIO
                          DIVERSIFIED ASSETS PORTFOLIO
                              TAX-EXEMPT PORTFOLIO
                               MUNICIPAL PORTFOLIO

         This Statement of Additional Information dated April 1, 2001, revised as of September 30, 2001 (the "Additional Statement") is not a prospectus. Copies of the prospectus dated April 1, 2001 for the Shares of the Government Select, Government, Diversified Assets, Municipal and Tax-Exempt Portfolios (the "Portfolios") of Northern Institutional Funds (each, a "Prospectus") may be obtained without charge by calling (800) 637-1380 (toll-free). Each Portfolio also offers two additional share classes, Service Shares and Premier Shares, which are described in a separate statement of additional information. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

         The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 2000 are incorporated herein by reference in the section entitled "Financial Statements." No other parts of the annual report are incorporated herein by reference. Copies of the annual report may be obtained upon request and without charge by calling (800) 637-1380 (toll-free).

                                      INDEX

                                                                                                                  Page
                                                                                                                  ----
ADDITIONAL INVESTMENT INFORMATION ...............................................................................   1
         Classification and History .............................................................................   1
         Investment Objectives, Strategies and Risks ............................................................   1
         Investment Restrictions ................................................................................   9
ADDITIONAL TRUST INFORMATION ....................................................................................  12
         Trustees and Officers ..................................................................................  12
         Code of Ethics .........................................................................................  16
         Investment Adviser, Transfer Agent and Custodian .......................................................  16
         Portfolio Transactions .................................................................................  19
         Co-Administrators and Distributor ......................................................................  20
         Counsel and Auditors ...................................................................................  23
         In-Kind Purchases and Redemptions ......................................................................  23
         Third-Party Fees and Requirements ......................................................................  23
PERFORMANCE INFORMATION .........................................................................................  23
AMORTIZED COST VALUATION ........................................................................................  25
DESCRIPTION OF SHARES ...........................................................................................  26
ADDITIONAL INFORMATION CONCERNING TAXES .........................................................................  30
         General ................................................................................................  30
         Special Tax Considerations Pertaining to the Tax-Exempt and Municipal Portfolios .......................  30
         Foreign Investors ......................................................................................  32
         Conclusion .............................................................................................  32
OTHER INFORMATION ...............................................................................................  32
FINANCIAL STATEMENTS ............................................................................................  33
APPENDIX A ...................................................................................................... 1-A

No person has been authorized to give any information or to make any representations not contained in this Additional Statement or in the Prospectus in connection with the offering of Shares made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its distributor. The Prospectus does not constitute an offering by the Trust or by the distributor in any jurisdiction in which such offering may not lawfully be made.

An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each of the Portfolios seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

                        ADDITIONAL INVESTMENT INFORMATION
                        ---------------------------------

Classification and History

         Northern Institutional Funds (the "Trust") is an open-end, management investment company. Each Portfolio is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act").

         Each Portfolio is a series of the Trust, which was formed as a Delaware business trust on July 1, 1997 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Trust is the result of a reorganization of a Massachusetts business trust known as The Benchmark Funds on March 31, 1998. The Trust's name was changed from The Benchmark Funds to the Northern Institutional Funds on July 15, 1998. The Trust also offers seven fixed income, one balanced, and eight equity portfolios, which are not described in this document.

Investment Objectives, Strategies and Risks

         The following supplements the investment objectives, strategies and risks of the Portfolios as set forth in the Prospectus. The investment objective of each Portfolio (except Municipal Portfolio) may not be changed without the vote of the majority of the Portfolio's outstanding shares. Except as expressly noted below, however, each Portfolio's investment policies may be changed without shareholder approval.

Commercial Paper, Bankers' Acceptances, Certificates of Deposit and Time
Deposits

         Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party.

         The Portfolios may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S.dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs"), which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

         The Diversified Assets Portfolio may also invest in high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard & Poor's Ratings Services ("S&P"), Prime-2 or higher by Moody's Investors Service, Inc. ("Moody's") or F-2 or higher by Fitch Inc. ("Fitch"). The Diversified Assets Portfolio may also invest in rated and unrated corporate bonds, notes, paper and other instruments that are of comparable quality to the commercial paper permitted to be purchased by the Portfolio.

Zero Coupon Bonds

         To the extent consistent with their investment objectives, the Portfolios may invest in zero coupon bonds. Zero coupon bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree of changes in interest rates than interest bearing securities having similar maturities and credit quality.

         Zero coupon bonds involve the additional risk that, unlike securities that periodically pay interest to maturity, a Portfolio will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Portfolio may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, a Portfolio is nonetheless required to accrue income on such investment for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Portfolio may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy Federal tax distribution requirements applicable to the Portfolio.

Asset-Backed Securities

         To the extent described in the Prospectus, the Portfolios may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made periodically, thus in effect "passing through" such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

         If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity.

         Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Such difficulties are not, however, expected to have a significant effect on the Portfolios since the remaining maturity of any asset-backed security acquired, as calculated under applicable SEC regulations, will be 397 days or less.

         Asset-backed securities may include collateralized mortgage obligations ("CMOs") issued by private companies. CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The Portfolios will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), which are guaranteed as to the timely payment of principal and interest by GNMA and backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), which are solely the obligations of FNMA and are not backed by or entitled to full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders.

Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Supranational Bank Obligations

         The Diversified Assets, Municipal and Tax-Exempt Portfolios may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the International Bank for Reconstruction and Development). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

U.S. Government Obligations

         Examples of the types of U.S. Government obligations that may be acquired by the Portfolios include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, and the Maritime Administration.

         Securities guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities are also deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any agency or instrumentality thereof, and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.

         To the extent consistent with its investment objectives, the Portfolios may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. Government or its agencies and instrumentalities. Not all U.S. Government obligations carry the same credit support. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

Custodial Receipts for Treasury Securities

         The Portfolios (other than the Government Select Portfolio) may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.

U.S. Treasury STRIPS

         The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. All Portfolios, including the Government Select Portfolio, may acquire securities registered under the STRIPS program.

Bank and Deposit Notes

         The Diversified Assets Portfolio may purchase bank and deposit notes. Bank notes rank junior to deposit liabilities of banks and pari passu with other
                                                           ----------
senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

Variable and Floating Rate Instruments

         With respect to the variable and floating rate instruments that may be acquired by the Portfolios as described in the Prospectus, the Investment Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is of "high quality," the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. The Portfolios will invest in variable and floating rate instruments only when the Investment Adviser deems the investment to involve minimal credit risk. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of the purchase to rated instruments that may be purchased by the Portfolios. In determining weighted average portfolio maturity, an instrument may, subject to the Securities and Exchange Commission's (the "SEC") regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time the Portfolio involved can recover payment of principal as specified in the instrument. Variable and floating rate instruments eligible for purchase by the Portfolio include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.

         Variable and floating rate instruments held by a Portfolio will be subject to the Portfolio's limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days absent a reliable trading market.

Investment Companies

         With respect to the investments of the Portfolios in the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Portfolio, the Trust as a whole and their affiliated persons (as defined in the 1940 Act), or (b)(i) not more than 5% of the value of the total assets of a Portfolio will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio. Pursuant to an exemptive order, these limits will not apply to the investment of securities lending collateral by the Portfolios in certain investment company portfolios advised by Northern Trust. In addition, pursuant to the exemptive order the Portfolios may invest their uninvested cash balances in shares of affiliated money market portfolios to the extent that a Portfolio's aggregate investment of such balances in such portfolios does not exceed 25% of the Portfolio's total assets.

         Certain investment companies whose securities are purchased by the Portfolios may not be obligated to redeem such securities in an amount exceeding 1% of the investment company's total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

         If required by the 1940 Act, each Portfolio expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

         A Portfolio may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and restrictions as the Portfolio. However, each Portfolio currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Portfolio may adhere to more restrictive limitations with respect to its investments in securities issued by other investment companies if required by the SEC or deemed to be in the best interests of the Trust.

Repurchase Agreements

         Each Portfolio may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Repurchase agreements are considered loans under the 1940 Act. Securities subject to repurchase agreements are normally held either by the Trust's custodian (or subcustodian, if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

Reverse Repurchase Agreements

         Each Portfolio may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). The Portfolios may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price. The Portfolios will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Portfolio will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

Securities Lending

         Collateral for loans of portfolio securities made by a Portfolio may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Portfolio lends its securities, it continues to receive dividends and interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur.

Forward Commitments and When-Issued Securities

         Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.

         A Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or negotiate a commitment after entering into it. A Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize a capital gain or loss in connection with these transactions.

         When a Portfolio purchases securities on a when-issued or forward commitment basis, the Portfolio will segregate liquid assets having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments until three days prior to the settlement date, or otherwise cover its position. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining a Portfolio's average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

Insurance Funding Agreements

         The Diversified Assets Portfolio may invest in insurance funding agreements ("IFAs"). An IFA is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist.

Yields and Ratings

         The yields on certain obligations, including the money market instruments in which the Portfolios invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general economic conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Moody's and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this document.

         Subject to the limitations stated in the Prospectus, if a security held by the Portfolio undergoes a rating revision, the Portfolios may continue to hold the security if the Investment Adviser determines such retention is warranted.

Municipal Instruments

         Municipal instruments are high quality, short-term instruments, the interest on which is, in the opinion of bond counsel to the issuers, exempt from Federal income tax. Opinions relating to the validity of municipal instruments and to Federal and state tax issues relating to these securities are rendered by bond counsel to the respective issuing authorities at the time of issuance. Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to the Investment Adviser. Neither the Trust nor the Investment Adviser will review the proceedings relating to the issuance of municipal instruments or the bases for such opinions.

         Municipal instruments include both "general" and "revenue" obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond is usually directly related to the credit standing of the private user of the facility involved.

         Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond is usually directly related to the credit standing of the private user of the facility involved.

         Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, asset-backed securities such as custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Participation certificates may represent participation in a lease, an installment purchase contract, or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Investment Adviser, under the supervision of the Trust's Board of Trustees, will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be cancelled.

         The Tax-Exempt and Municipal Portfolios may also invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Municipal bonds with a series of maturity dates are called Serial Bonds. The Tax-Exempt Portfolio and the Municipal Portfolio may purchase Serial Bonds and other long-term securities provided that they have a remaining maturity meeting the Portfolios' maturity requirements. The Portfolios may also purchase long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Portfolios obtain at the time of purchase the right to put the bond back to the issuer or a third party at par at least every thirteen months. Put Bonds with conditional puts (that is, puts which cannot be exercised if the issuer defaults on its payment obligations) will present risks that are different than those of other municipal instruments because of the possibility that the Portfolios might hold long-term Put Bonds on which defaults occur following acquisition by the Portfolios.

         Municipal instruments purchased by the Tax-Exempt Portfolio and Municipal Portfolio may be backed by letters of credit or other forms of credit enhancement issued by foreign (as well as domestic) banks and other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause loss to a Portfolio that invests in municipal instruments. Letters of credit and other obligations of foreign financial institutions may involve certain risks in addition to those of domestic obligations.

         The Tax-Exempt Portfolio and Municipal Portfolio may invest in fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by S&P or F-2 or higher by Fitch and tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by S&P or F-2 or higher by Fitch. The Tax-Exempt Portfolio and Municipal Portfolio may also invest in rated and unrated municipal bonds, notes, paper or other instruments that are of comparable quality to the tax-exempt commercial paper permitted to be purchased by the Portfolios.

         The Tax-Exempt Portfolio and Municipal Portfolio may acquire securities in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain municipal obligations. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." The Portfolios may also purchase certificates of participation that, in the opinion of counsel to the issuer, are exempt from regular Federal income tax. Certificates of participation are a type of floating or variable rate obligation that represents interests in a pool of municipal obligations held by a bank.

         An issuer's obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions.

         From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal instruments. For example, under the Tax Reform Act of 1986 interest on certain private activity bonds must be included in an investor's Federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their Federal alternative minimum taxable income. In addition, as of the date of this Additional Statement proposals were pending to change federal income tax rates. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the Federal income tax status of interest on municipal instruments or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of municipal instruments for investment by the Tax-Exempt and Municipal Portfolios and their liquidity and value. In such an event the Board of Trustees would reevaluate the Portfolios' investment objectives and policies and consider changes in its structure or possible dissolution.

         As stated below, as a matter of fundamental policy, at least 80% of the Tax-Exempt and Municipal Portfolios' net assets, respectively, will be invested in debt instruments, the interest on which is, in the opinion of bond counsel or counsel for issuers, if any, exempt from regular Federal income tax, except in extraordinary circumstances such as when the Investment Adviser believes that market conditions indicate that the Portfolios should adopt a temporary defensive posture by holding uninvested cash or investing in taxable securities. Taxable investments will consist exclusively of instruments that may be purchased by the Diversified Assets Portfolio. The risks associated with these investments are described in the Prospectus.

         Certain of the municipal instruments held by the Municipal and the Tax-Exempt Portfolios may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal instrument at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bond holders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. The Portfolios may invest more than 25% of its total assets in municipal instruments covered by insurance policies.

         As described in the Prospectus, the Municipal and Tax-Exempt Portfolios may invest in municipal leases, which may be considered liquid under guidelines established by the Trust's Board of Trustees. The guidelines will provide for determination of the liquidity of a municipal lease obligation based on factors including the following: (i) the frequency of trades and quotes for the obligation; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Investment Adviser, under the supervision of the Trust's Board of Trustees, will also consider marketability of a municipal lease obligations based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.

         The Diversified Assets Portfolio may invest up to 5% of its net assets in municipal instruments or other securities issued by state and local governmental bodies. Generally, this will occur when the yield of municipal instruments, on a pre-tax basis, is comparable to that of other permitted short-term taxable investments. Dividends paid by the Diversified Assets Portfolio on such investments will be taxable to shareholders.

         Currently, it is not the intention of the Portfolios to invest more than 25% of the value of their total assets in municipal instruments whose issuers are in the same state.

Standby Commitments

     The Tax-Exempt and Municipal Portfolios may enter into standby commitments with respect to municipal instruments held by them, respectively. Under a standby commitment, a dealer agrees to purchase at the Portfolio's option a specified municipal instrument. Standby commitments may be exercisable by the Tax-Exempt and Municipal Portfolios at any time before the maturity of the underlying municipal instruments and may be sold, transferred or assigned only with the instruments involved.

     The Tax-Exempt and Municipal Portfolios expect that standby commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Tax-Exempt and Municipal Portfolios may pay for a standby commitment either separately in cash or by paying a higher price for municipal instruments which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding standby commitments held by either Portfolio will not exceed 1/2 of 1% of the value of the Portfolio's total assets calculated immediately after each standby commitment is acquired.

     The Tax-Exempt and Municipal Portfolios intend to enter into standby commitments only with dealers, banks and broker-dealers which, in the Investment Adviser's opinion, present minimal credit risks. The Tax-Exempt and Municipal Portfolios will acquire standby commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a standby commitment will not affect the valuation of the underlying municipal instrument. The actual standby commitment will be valued at zero in determining net asset value. Accordingly, where the Tax-Exempt and Municipal Portfolios pay directly or indirectly for a standby commitment, the Portfolios' costs will be reflected as an unrealized loss for the period during which the commitment is held by the Tax-Exempt and Municipal Portfolios and will be reflected in realized gain or loss when the commitment is exercised or expires.

Illiquid or Restricted Securities

     Each Portfolio may invest up to 10% of its net assets in securities that are illiquid. The Portfolios may purchase commercial paper issued pursuant to
Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

Investment Restrictions

Each Portfolio is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio's outstanding shares.

No Portfolio may:

     (1) Make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Portfolio to the extent permitted by law.

     (2) Purchase or sell real estate or securities issued by real estate investment trusts, but this restriction shall not prevent a Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein.

     (3) Invest in commodities or commodity contracts, except that a Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

     (4) Invest in companies for the purpose of exercising control or management.

     (5) Act as underwriter of securities (except as a Portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies).

     (6) Make any investment inconsistent with the Portfolio's classification as a diversified investment company under the 1940 Act.

     (7) Purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and each Portfolio reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by such U.S. Government obligations or such bank obligations. For the purpose of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

     (8) Borrow money, except that to the extent permitted by applicable law (a) the Portfolios may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33-1/3% of their total assets (including the amount borrowed) or such percentage permitted by law, (b) the Portfolios may borrow up to an additional 5% of their total assets for temporary purposes, (c) the Portfolios may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) the Portfolios may purchase securities on margin. If due to market fluctuations or other reasons the Portfolios' borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act. In addition, as a matter of fundamental policy, a Portfolio will not issue senior securities to the extent such issuance would violate applicable law.

     (9) Notwithstanding any of the Trust's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Portfolio may (a) purchase securities of other investment companies to the full extent permitted under Section 12 of the 1940 Act (or any successor provision thereto) or under any regulation or order of the Securities and Exchange Commission; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

                                   *    *    *

     For the purposes of Restriction Nos. 1 and 8 above, the Portfolios would be required to file an exemptive application with the SEC and receive the SEC's approval of that application prior to entering into lending or borrowing arrangements with affiliates. As of April 1, 2000, the Portfolios had not filed such an exemptive application.

     The freedom of action reserved in Restriction No. 7 with respect to U.S. branches of foreign banks is subject to the requirement that they are subject to the same regulation as domestic branches of U.S. banks. Obligations of U.S. branches of foreign banks may include certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch. Such obligations will meet the criteria for "Eligible Securities" as described in the Prospectus.

     Also, as a matter of fundamental policy, changeable only with the approval of the holders of a majority of the outstanding shares of the Tax-Exempt Portfolio and Municipal Portfolio, at least 80% of the net assets of the Portfolios will be invested in debt instruments, the interest on which is, in the opinion of bond counsel or counsel for issuers, exempt from regular Federal income tax, except in extraordinary circumstances such as when the Investment Adviser believes that market conditions indicate that the Portfolios should adopt a temporary defensive posture by holding uninvested cash or investing in taxable securities. Interest earned on "private activity bonds" that is treated as an item of tax preference under Federal alternative minimum tax will be deemed by the Municipal Portfolio, but will not be deemed by the Tax-Exempt Portfolio, to be exempt from regular Federal income tax for purposes of determining whether the Municipal and Tax-Exempt Portfolios meet this fundamental policy.

     Except to the extent otherwise provided in Investment Restriction No. 7, for the purpose of such restriction in determining industry classification the Trust intends to use the industry classification titles in the Bloomberg Industry Group Classifications.

     In applying Restriction No. 7 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

     Any restriction which involves a maximum percentage will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Portfolio.

     The Portfolios intend, as a non-fundamental policy, to diversify their investments in accordance with current SEC regulations. Investments in the securities of any single issuer (excluding cash, cash items, certain repurchase agreements, U.S. Government securities and securities of other investment companies) will be limited to not more than 5% of the value of a Portfolio's total assets at the time of purchase, except that 25% of the value of the total assets of each Portfolio may be invested in the securities of any one issuer for a period of up to three Business Days. A security that has an unconditional guarantee meeting special SEC requirements (a "Guarantee") does not need to satisfy the foregoing issuer diversification requirements that would otherwise apply, but the Guarantee is instead subject to the following diversification requirements: immediately after the acquisition of the security, a Portfolio may not have invested more than 10% of its total assets in securities issued by or subject to Guarantees from the same person, except that a Portfolio may, subject to certain conditions, invest up to 25% of its total assets in securities issued or subject to Guarantees of the same person. This percentage is 100% if the Guarantee is issued by the U.S. Government or an agency thereof. In addition, the Tax-Exempt and Municipal Portfolios will limit their investments in certain conduit securities that are not rated in the highest short-term rating category as determined by two nationally recognized statistical rating organizations (each an "NRSRO") (or one NRSRO if the security is rated by only one NRSRO) or, if unrated, are not of comparable quality to First Tier Securities ("Second Tier Securities"), to 5% of its total assets, with investments in any one such issuer being limited to no more than 1% of the Portfolio's total assets or $1 million, whichever is greater, measured at the time of purchase. Conduit securities subject to this limitation are municipal instruments that are not subject to a Guarantee and involve an arrangement whereunder a person, other than a municipal issuer, provides for or secures repayment of the security and are not: (i) fully and unconditionally guaranteed by a municipal issuer; or (ii) payable from the general revenues of the municipal issuer or other municipal issuers; or (iii) related to a project owned and operated by a municipal issuer; or (iv) related to a facility leased to and under the control of an industrial or commercial enterprise that is part of a public project which, as a whole, is owned and under the control of a municipal issuer. The Diversified Assets Portfolio will limit its investments in all Second Tier Securities (that are not subject to a Guarantee) in accordance with the foregoing percentage limitations.

     In addition to the foregoing, each Portfolio is subject to additional diversification requirements imposed by SEC regulations on the acquisition of securities subject to other types of demand features.

                          ADDITIONAL TRUST INFORMATION

Trustees and Officers

The business and affairs of the Trust and each Portfolio are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below.

                                                  Position(s)        Principal Occupation(s)
Name and Address                    Age           with Trust         During the Past 5 Years
----------------                    ---           ----------         -----------------------
Richard G. Cline                    66            Trustee            Chairman and President of Hawthorne Investors,
4200 Commerce Court                                                  Inc. (a management advisory services and
Suite 300                                                            private investment company) since January
Lisle, IL 60532                                                      1996; Chairman and Director of Hussman
                                                                     International, Inc. (a refrigeration company)
                                                                     from 1998 to June 2000; Chairman and CEO of
                                                                     NICOR Inc. (a diversified public utility holding
                                                                     company) from 1985 to 1996, and President
                                                                     from 1992 to 1993; Chairman of the Federal
                                                                     Reserve Bank of Chicago from 1992 to 1995,
                                                                     and Deputy Chairman from 1995 to 1996.
                                                                     Director: Whitman Corporation (a diversified
                                                                     holding company); Kmart Corporation (a
                                                                     retailing company); Ryerson Tull, Inc. (a metals
                                                                     distribution company). Trustee: Northern Funds.

Edward J. Condon, Jr.               60            Trustee            Chairman and CEO of The Paradigm Group,
Sears Tower, Suite 9650                                              Ltd. (a financial adviser) since July 1993;
233 S. Wacker Drive                                                  Member of Advisory Board of Real-Time USA,
Chicago, IL 60606                                                    Inc. (a software development company);
                                                                     Member of Board of Managers of The Liberty
                                                                     Hampshire Company, LLC (a receivable
                                                                     securitization company). Director: University
                                                                     Eldercare, Inc. (an Alzheimer's disease research
                                                                     and treatment company); Financial Pacific
                                                                     Company (a small business leasing company).
                                                                     Trustee: Dominican University. Trustee:
                                                                     Northern Funds.

Wesley M. Dixon, Jr.                73            Trustee            Director of Kinship Capital Corporation (a
400 Skokie Blvd., Suite 300                                          financial services company) from 1985 to 1996,
Northbrook, IL 60062                                                 Vice Chairman and Director of G.D. Searle &
                                                                     Co. (manufacture and sale of food products and
                                                                     pharmaceuticals) from 1977 to 1985 and
                                                                     President of G.D. Searle & Co. prior thereto.
                                                                     Trustee: Northern Funds.

William J. Dolan, Jr.               68            Trustee            Partner of Arthur Andersen & Co. S.C. (an
1534 Basswood Circle                                                 accounting firm) from 1966 to 1989. Financial
Glenview, IL 60025                                                   Consultant for Ernst & Young (an accounting
                                                                     firm) from 1992 to 1993 and 1997. Trustee:
                                                                     Northern Funds.

Raymond E. George, Jr. *            70            Trustee            Senior Vice President and Senior Fiduciary
703 Prospect Avenue                                                  Officer of The Northern Trust Company from
Winnetka, IL 60093                                                   1990 to 1993. Trustee: Northern Funds.

                                                  Position(s)        Principal Occupation(s)
Name and Address                    Age           with Trust         During the Past 5 Years
----------------                    ---           ----------         -----------------------
Sandra Polk Guthman                 57            Trustee            President and CEO of Polk Bros. Foundation (an
420 N. Wabash Avenue                                                 Illinois not-for-profit corporation) since
Suite 204                                                            August 1993. Director: MB Financial Corporation
Chicago, IL 60611                                                    (a municipal bond insurance company). Trustee:
                                                                     Northern Funds.

Michael E. Murphy**                 64            Trustee            President of Sara Lee Foundation
Suite 2222                                                           (philanthropic organization) since November
20 South Clark Street                                                1997; Vice Chairman and Chief Administrative
Chicago, IL 60603                                                    Officer of Sara Lee Corporation (a consumer
                                                                     product company) from November 1994 to October
                                                                     1997. Director: Coach, Inc.; Payless Shoe
                                                                     Source, Inc., (a retail shoe store business);
                                                                     True North Communications, Inc. (a global
                                                                     advertising and communications holding
                                                                     company); American General Corporation (a
                                                                     diversified financial services company); GATX
                                                                     Corporation (a railroad holding company);
                                                                     Bassett Furniture Industries, Inc. (a furniture
                                                                     manufacturer). Trustee: Northern Funds.

Mary Jacobs Skinner, Esq.***        43            Trustee            Partner in the law firm of Sidley & Austin.
Sidley & Austin                                                      Trustee: Northern Funds.
Bank One Plaza
Ten South Dearborn Street
Chicago, IL 60603

William H. Springer                 71            Chairman           Vice Chairman of Ameritech (a
701 Morningside Drive                             and Trustee        telecommunications holding company) from
Lake Forest, IL 60045                                                February 1987 to August 1992; Vice Chairman,
                                                                     Chief Financial and Administrative Officer of
                                                                     Ameritech prior to 1987. Director: Walgreen Co.
                                                                     (a retail drug store business) from April 1988 to
                                                                     January 2000; Baker, Fentress & Co. (a closed-
                                                                     end, non-diversified management investment
                                                                     company) from April 1992 to January 2000.
                                                                     Trustee: Goldman Sachs Trust; Goldman Sachs
                                                                     Variable Insurance Trust. Trustee:
                                                                     Northern Funds.

Richard P. Strubel                  61            Trustee            President and Chief Operating Officer of
500 Lake Cook Road                                                   UNext.com (a provider of educational services
Suite 150                                                            via the internet) since 1999; Managing Director
Deerfield, IL  60015                                                 of Tandem Partners, Inc. (a privately held
                                                                     management services firm) until 1999. Director:
                                                                     Cantilever Technologies; Gildan Activewear,
                                                                     Inc. (an athletic clothing marketing and
                                                                     manufacturing company). Trustee: University of
                                                                     Chicago; Goldman Sachs Trust; Goldman Sachs
                                                                     Variable Insurance Trust. Trustee: Northern
                                                                     Funds.

                                                  Position(s)        Principal Occupation(s)
Name and Address                    Age           with Trust         During the Past 5 Years
----------------                    ---           ----------         -----------------------
Stephen Timbers****                 56            Trustee            Director, President and Chief Executive Officer
50 South LaSalle Street                                              of Northern Trust Investments, Inc. since
Chicago, IL 60675                                                    January 2001; President of Northern Trust
                                                                     Global Investments, a division of Northern Trust
                                                                     Corporation and Executive Vice President of
                                                                     The Northern Trust Company since 1998;
                                                                     President, Chief Executive Officer and Director
                                                                     of Zurich Kemper Investments (a financial
                                                                     services company) from 1996 to 1998;
                                                                     President, Chief Operating Officer and Director
                                                                     of Kemper Corporation (a financial services
                                                                     company) from 1992 to 1996; President and
                                                                     Director of Kemper Funds (a registered
                                                                     investment company) from 1990 to 1998.
                                                                     Director: LTV Corporation (a steel producer).
                                                                     Trustee: Northern Funds.

Lloyd A. Wennlund                   43            President          Senior Vice President and Director of Northern
50 South LaSalle Street                                              Trust Investments, Inc. since January 2001;
Chicago, IL 60675                                                    Senior Vice President and other positions at The
                                                                     Northern Trust Company, President of Northern
                                                                     Trust Securities, Inc., and Managing Executive,
                                                                     Mutual Funds for Northern Trust Global
                                                                     Investments since 1989.

Brian R. Curran                     33            Vice President     Vice President at PFPC Inc. (formerly First Data
4400 Computer Drive                               and Treasurer      Investor Services Group, Inc. ("FDISG")) since
Westborough, MA 01581                                                1997; Director of Fund Administration at State
                                                                     Street Bank & Trust Company from March 1997
                                                                     to October 1997; Senior Auditor at Price
                                                                     Waterhouse L.L.P. from April 1995 to March
                                                                     1997.

Eric K. Schweitzer                  39            Vice President     Senior Vice President of Northern Trust
50 South LaSalle Street                                              Investments, Inc. since January 2001; Senior
Chicago, IL 60675                                                    Vice President at The Northern Trust Company
                                                                     and the Director of Distribution, Product
                                                                     Management and Client Services in the Mutual
                                                                     Fund Group of Northern Trust Global
                                                                     Investments since July 2000; Managing Director
                                                                     of Mutual Funds for US Bancorp from May
                                                                     1997 to July 2000.

Suzanne E. Anderson                 28            Assistant          Client Treasury Manager of Mutual Fund
4400 Computer Drive                               Treasurer          Administration at PFPC Inc. since August 1998;
Westborough, MA 01581                                                Manager of Fund Administration at State Street
                                                                     Bank & Trust Company from October 1996 to
                                                                     August 1998; Fund Administrator at State Street
                                                                     Bank & Trust Company from October 1995 to
                                                                     October 1996.

                                                  Position(s)        Principal Occupation(s)
Name and Address                    Age           with Trust         During the Past 5 Years
----------------                    ---           ----------         -----------------------
Jeffrey A. Dalke                    50            Secretary          Partner in the law firm of Drinker Biddle &
One Logan Square                                                     Reath LLP.
18/th/ and Cherry Streets
Philadelphia, PA 19103-6996

Linda J. Hoard                      53            Assistant          Vice President at PFPC Inc. since 1998;
4400 Computer Drive                               Secretary          Attorney Consultant for Fidelity Management &
Westborough, MA 01581                                                Research (a financial service company),
                                                                     Investors Bank & Trust Company (a financial
                                                                     service provider) and FDISG from September
                                                                     1994 to June 1998.

* Mr. George is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.
** Mr. Murphy is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.
*** Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates.
**** Mr. Timbers is deemed to be an "interested" Trustee because he is an officer, director, employee and shareholder of Northern Trust Corporation and/or its affiliates.

     Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Northern Trust Corporation, PFPC Inc., Northern Funds Distributors, LLC and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. As a result of the responsibilities assumed by the Trust's service providers, the Trust itself requires no employees.

     Each officer holds comparable positions with Northern Funds and certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation, PFPC Inc. or an affiliate thereof is the investment adviser, custodian, transfer agent, administrator and/or distributor.

     Each Trustee, except Mr. Timbers, earns an annual retainer of $30,000 and the Chairman of the Board earns an annual retainer of $40,000. Each Trustee, including the Chairman of the Board, earns an additional fee of $1,500 for each meeting attended, plus reimbursement of expenses incurred as a Trustee.

     In addition, the Trustees established an Audit Committee consisting of three members, including a Chairman of the Committee. The Audit Committee members are Messrs. Condon (Chairman), Dolan and Strubel. Each member earns an annual fee of $1,500 and the Chairman earns an annual fee of $3,500.

     The Trustees have also established a Nominating, Compensation and Education Committee consisting of three members, including a Chairman of the Committee. The Nominating, Compensation and Education Committee members are Messrs. Dixon (Chairman) and Cline and Ms. Guthman. Each member earns an annual fee of $1,500 and the Chairman earns an annual fee of $3,500.

     The Trustees have also established a Valuation Committee consisting of four members, including a Chairman of the Committee. As of the date of this Additional Statement, the Valuation Committee members are Messrs. George (Chairman) and Murphy and Ms. Skinner. Each member earns an annual fee of $1,500 and the Chairman earns an annual fee of $3,500.

     Each Trustee will hold office for an indefinite term until the earliest of
(i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) effective December 31, 2001, in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote), on the last day of the calendar year of the Trust in which he or she attains the age of 72 years.

          The Trust's officers do not receive fees from the Trust for services in such capacities, although PFPC, of which certain of the Trust's officers are also officers (except Messrs. Dalke, Wennlund and Schweitzer), receives fees from the Trust for administrative services.

          Drinker Biddle & Reath LLP, of which Mr. Dalke is a partner, receives fees from the Trust for legal services.

          Northern Trust Corporation and/or its affiliates, of which Messrs. Timbers, Wennlund and Schweitzer are officers, receives fees from the Trust as Investment Adviser, Co-Administrator, Custodian and Transfer Agent.

          The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended November 30, 2000:

                                                                                                                 Total
                                  Government                     Diversified                                  Compensation
                                    Select        Government       Assets        Municipal     Tax-Exempt      from Fund
                                   Portfolio       Portfolio      Portfolio      Portfolio     Portfolio       Complex/(1)/
                                   ---------       ---------      ---------      ---------     ---------       -----------
Stephen B. Timbers/(2/                $    0          $    0        $     0           $  0        $    0           $     0
William H. Springer                    6,776           6,255         19,934            521         2,085            87,875
Richard G. Cline                       5,558           5,130         16,338            428         1,710            72,500
Edward J. Condon, Jr.                  6,143           5,670         18,073            473         1,890            79,000
John W. English/(3)/                   5,883           5,430         17,313            453         1,810            75,000
Sandra Polk Guthman                    5,558           5,130         16,338            428         1,710            72,500
Richard P. Strubel                     6,078           5,610         17,898            468         1,870            76,500
Wesley M. Dixon, Jr./(2)/              4,290           3,960         12,540            330         1,320            72,250
William J. Dolan, Jr./(2)/             4,030           3,720         11,780            310         1,240            69,500
Raymond E. George, Jr./(2)/            4,290           3,960         12,540            330         1,320            73,500
Michael E. Murphy/(2)/                 3,510           3,240         10,260            270         1,080            61,500
Mary Jacobs Skinner/(2)/               4,030           3,720         11,780            310         1,240            69,500

(1) Fund complex includes twenty-two investment portfolios of the Trust and thirty-four portfolios of Northern Funds, a separately registered investment company.
(2) Messrs. Timbers, Dixon, Dolan, George, Murphy and Ms. Skinner each became a Trustee of Northern Institutional Funds as of March 28, 2000.
(3) Mr. English served as a Trustee of Northern Institutional Funds until March 27, 2001.

          The Trust does not provide pension or retirement benefits to its Trustees.

Code of Ethics

          The Trust, its investment adviser and principal underwriter have adopted codes of ethics (the "Codes of Ethics") under rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

Investment Adviser, Transfer Agent and Custodian

          Northern Trust Investments, Inc. ("NTI" or the "Investment Adviser"), a wholly-owned subsidiary of The Northern Trust Company ("TNTC"), serves as investment adviser of each of the Portfolios.* TNTC is a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company. NTI and TNTC are located at 50 South LaSalle Street, Chicago, Illinois 60675. Unless otherwise indicated, NTI and TNTC are referred to collectively in this Additional Statement as "Northern Trust."

____________________________

* Prior to January 1, 2001, TNTC served as investment adviser of the Portfolios. On January 1, 2001, NTI assumed TNTC's rights and responsibilities as investment adviser of each of the Portfolios.

          Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors, and as of December 31, 2000, administered in various capacities approximately $1.7 trillion of assets, including approximately $338.0 billion of assets under discretionary management. As of December 31, 2000, Northern Trust Corporation and its subsidiaries had approximately $36.0 billion in assets, $22.8 billion in deposits and employed over 9,400 persons.

          Under its Advisory Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for each Portfolio and placing purchase and sale orders for the portfolio transactions of the Portfolios. In connection with portfolio transactions for the Portfolios, which are generally done at a net price without a broker's commission, the Advisory Agreement with the Trust provides that the Investment Adviser shall attempt to obtain the best net price and execution.

          On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other fiduciary or agency accounts managed by it (including any other Portfolio, investment company or account for which the Investment Adviser acts as adviser), the Investment Advisory Agreement provides that the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Portfolio with those to be sold or purchased for such other accounts in order to obtain best net price and execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Portfolio or the amount of the securities that are able to be sold for a Portfolio. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Investment Advisory Agreement permits the Investment Adviser, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser's opinion of the reliability and quality of such broker or dealer.

          The Advisory Agreement provides that the Investment Adviser may render similar services to others so long as its services under such Agreement are not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify the Investment Adviser against certain liabilities (including liabilities under the Federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Agreement) or, in lieu thereof, contribute to resulting losses.

          Under its Transfer Agency Agreement with the Trust, TNTC has undertaken to (i) answer customer inquiries regarding the current yield of, and certain other matters (e.g. account status information) pertaining to, the Trust, (ii) process purchase and redemption transactions, including transactions generated by any service provided outside of the Agreement by the Transfer Agent, its affiliates or correspondent banks whereby customer account cash balances are automatically invested in shares of the Portfolios, and the disbursement of the proceeds of redemptions, (iii) establish and maintain separate omnibus accounts with respect to shareholders investing through TNTC or any of its affiliates and correspondent banks and act as transfer agent and perform sub-accounting services with respect to each such account, (iv) provide periodic statements showing account balances, (v) mail reports and proxy materials to shareholders, (vi) provide information in connection with the preparation by the Trust of various regulatory reports and prepare reports to the Trustees and management, (vii) answer inquiries (including requests for prospectuses and statements of additional information, and assistance in the completion of new account applications) from investors and respond to all requests for information regarding the Trust (such as current price, recent performance, and yield data) and questions relating to accounts of investors (such as possible errors in statements, and transactions), (viii) respond to and seek to resolve all complaints of investors with respect to the Trust or their accounts, (ix) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to investors,
(x) furnish the Trust with all pertinent Blue Sky information, (xi) perform all required tax withholding, (xii) preserve records, and (xiii) furnish necessary office space, facilities and personnel. The Transfer Agent may appoint one or more sub-transfer agents in the performance of its services.

          As compensation for the services rendered by the Transfer Agent under the Transfer Agency Agreement with respect to the Shares described in this Additional Statement and the assumption by the Transfer Agent of related expenses, TNTC is entitled to a fee from the Trust, calculated daily and payable monthly, at an annual rate equal to $18 for each subaccount relating to such Shares of the Portfolios. This fee which is borne solely by the Shares described in this Additional Statement and not by the Portfolios' other share classes, is subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that the Transfer Agent may permanently or temporarily waive all or any portion of any upward adjustment. Different transfer agency fees are payable with respect to the Portfolios' different share classes. The Transfer Agent's affiliates and correspondent banks may receive compensation for performing the services described in the preceding paragraph that the Transfer Agent would otherwise receive. Conflict-of-interest restrictions under state and Federal law (including the Employee Retirement Income Security Act of 1974) may apply to the receipt by such affiliates or correspondent banks of such compensation in connection with the investment of fiduciary funds in Shares of the Portfolios.

          Under its Custodian Agreement with the Trust, TNTC (i) holds each Portfolio's cash and securities, (ii) maintains such cash and securities in separate accounts in the name of the Portfolio, (iii) makes receipts and disbursements of funds on behalf of the Portfolio, (iv) receives, delivers and releases securities on behalf of the Portfolio, (v) collects and receives all income, principal and other payments in respect of the Portfolio's securities held by the Custodian, and (vi) maintains the accounting records of the Trust. The Custodian may employ one or more subcustodians, provided that the Custodian, subject to certain monitoring responsibilities, shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to the Custodian and that the responsibility or liability of the subcustodian to the Custodian shall conform to the resolution of the Trustees of the Trust authorizing the appointment of the particular subcustodian. The Custodian may also appoint agents to carry out such of the provisions of the Custodian Agreement as the Custodian may from time to time direct, provided that the appointment of an agent shall not relieve the Custodian of any of its responsibilities under the Agreement.

          As compensation for the services rendered to the Trust by the Custodian, and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows: (i) $18,000 annually for each Portfolio, plus (ii) 1/100th of 1% annually of each Portfolio's average daily net assets to the extent they exceed $100 million, plus (iii) a fixed dollar fee for each trade in portfolio securities, plus (iv) a fixed dollar fee for each time that the Custodian receives or transmits funds via wire, plus (v) reimbursement of expenses incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses
(iii) and (iv) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that the Custodian may permanently or temporarily waive all or any portion of any upward adjustment.

          The Custodian's fees under the Custodian Agreement are subject to reduction based on the Portfolios' daily uninvested cash balances (if any).

         Unless sooner terminated, the Advisory Agreement will continue in effect with respect to the Portfolios until April 30, 2002 and the Transfer Agency Agreement and Custodian Agreement will continue in effect with respect to a particular Portfolio until April 30, 2002, and thereafter for successive 12-month periods, provided that the continuance is approved at least annually
(i) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees or by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"). Each agreement is terminable at any time without penalty either by the Trust (by specified Trustee or shareholder action) or by the Investment Adviser, Custodian or Transfer Agent, as the case may be, on 60 days' written notice.

          For the fiscal years ended November 30 as indicated, the amount of advisory fees incurred by each Portfolio (after fee waivers) was as follows:

                                      2000           1999            1998
                                      ----           ----            ----
Government Select Portfolio        $  2,236,694   $  1,857,385    $  1,460,037
Government Portfolio                  5,183,136      3,854,646       3,337,292
Diversified Assets Portfolio         17,200,492     13,909,480      10,271,332
Tax-Exempt Portfolio                  1,497,774      1,665,500       1,712,721
Municipal Portfolio/(1)/                 88,767            n/a             n/a

/(1)/  Commenced investment operations on December 1, 1999.

          In addition, for the fiscal years ended November 30, 2000, 1999 and 1998, the Investment Adviser waived advisory fees with respect to the Government Select Portfolio in the amounts of $3,355,090, $2,786,104 and $2,193,181 respectively. For the fiscal year ended November 30, 2000, the Investment Adviser waived advisory fees with respect to the Municipal Portfolio in the amount of $133,104.

          For the fiscal years ended November 30 as indicated, the amount of transfer agency fees incurred by each Portfolio was as follows:


                                                                 2000              1999                 1998
                                                                 ----              ----                 ----
Government Select Portfolio                                   $ 46,872            $ 35,078             $ 28,041
Government Portfolio                                            56,719              36,436               51,087
Diversified Assets Portfolio                                   172,385             153,309              182,267
Tax-Exempt Portfolio                                            22,110              22,320               28,191
Municipal Portfolio/(1)/                                         7,027                 n/a                  n/a

/(1)/ Commenced investment operations on December 1, 1999.

          For the fiscal years ended November 30 as indicated, the amount of custodian fees incurred by each Portfolio was as follows:

                                                               2000                  1999                 1998
                                                               ----                  ----                 ----
Government Select Portfolio                                   $236,435               $205,435            $181,920
Government Portfolio                                           234,020                176,812             179,186
Diversified Assets Portfolio                                   782,252                577,833             425,371
Tax-Exempt Portfolio                                            96,866                 90,540              86,026
Municipal Portfolio/(1)/                                        46,000                    n/a                 n/a

/(1)/ Commenced investment operations on December 1, 1999.

          TNTC is active as an underwriter of municipal instruments. Under the 1940 Act, the Portfolios are precluded, subject to certain exceptions, from purchasing in the primary market those municipal instruments with respect to which TNTC is serving as a principal underwriter. In the opinion of TNTC, this limitation will not significantly affect the ability of the Portfolios to pursue their respective investment objectives.

          Under a Service Mark License Agreement (the "Agreement") with the Trust, Northern Trust Corporation has agreed that the name "Northern Funds" may be used in connection with the Trust's business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Funds" to any other person. The Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name "Northern Funds."

Portfolio Transactions

          For the fiscal years ended November 30, 2000, 1999 and 1998, all portfolio transactions for the Portfolios were executed on a principal basis and, therefore, no brokerage commissions were paid by the Portfolios. Purchases by the Portfolios from underwriters of portfolio securities, however, normally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include the spread between the dealer's cost for a given security and the resale price of the security.

          During the fiscal year ended November 30, 2000, the Government Select Portfolio did not acquire and sell securities of its regular broker/dealer. At November 30, 2000, the Government Select Portfolio did not own securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act.

          During the fiscal year ended November 30, 2000, the Government Portfolio acquired and sold securities of Bear Stearns & Co., J.P. Morgan Chase & Co., Donaldson Lufkin and Jenrette, Goldman Sachs Group, Inc., Lehman Brothers and Morgan Stanley Dean Witter & Co. Inc. each a regular broker/dealer. At November 30, 2000, the Government Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Bear Stearns & Co., with an approximate aggregate market value of $200,000,000; Lehman Brothers, Inc., with an approximate aggregate market value of $50,000,000; and Merrill Lynch & Co., Inc., with an approximate aggregate market value of $141,654,000.

          During the fiscal year ended November 30, 2000, the Diversified Asset Portfolio acquired and sold securities of Bear Stearns & Co., J.P. Morgan Chase & Co., Citigroup Inc., Credit Suisse First Boston, Donaldson Lufkin and Jenrette, Goldman Sachs Group, Inc., Lehman Brothers, Merrill Lynch & Co., Inc., Morgan Stanley Dean Witter & Co. Inc. and Prudential, Inc., each a regular broker/dealer. At November 30, 2000, the Diversified Assets Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Bear Stearns & Co., with an approximate aggregate market value of $150,000,000; J.P. Morgan Chase & Co., with an approximate aggregate market value of $300,000,000; Citigroup Inc., with an approximate aggregate market value of $82,457,000; Lehman Brothers, with an approximate aggregate market value of $100,000,000; and Morgan Stanley Dean Witter & Co., with an approximate aggregate market value of $18,688,000.

          During the fiscal year ended November 30, 2000, the Tax Exempt Portfolio did not acquire or sell securities of its regular broker/dealer. At November 30, 2000, the Tax Exempt Portfolio did not own securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act.

          During the fiscal year ended November 30, 2000, the Municipal Money Market Portfolio did not acquire or sell securities of its regular broker/dealer. At November 30, 2000, the Municipal Money Market Portfolio did not own securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act.

Co-Administrators and Distributor

          Prior to January 1, 2001, TNTC and PFPC Inc. ("PFPC"), 4400 Computer Drive, Westborough, Massachusetts 01581, acted as Co-Administrators for the Portfolios under a Co-Administration Agreement with the Trust. On January 1, 2001, NTI assumed TNTC's rights and responsibilities under the Co-Administration Agreement; PFPC remained as a Co-Administrator. Subject to the general supervision of the Trust's Board of Trustees, the Co-Administrators provide supervision of all aspects of the Trust's non-investment advisory operations and perform various corporate secretarial, treasury and blue sky services, including but not limited to: (i) maintaining office facilities and furnishing corporate officers for the Trust; (ii) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (iii) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust's bills, preparing monthly reconciliation of the Trust's expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees and compliance testing; (iv) preparing and submitting reports to the Trust's shareholders and the SEC; (v) preparing and printing financial statements; (vi) preparing monthly Portfolio profile reports; (vii) preparing and filing the Trust's Federal and state tax returns (other than those required to be filed by the Trust's custodian and transfer agent) and providing shareholder tax information to the Trust's transfer agent; (viii) assisting in marketing strategy and product development; (ix) performing oversight/management responsibilities, such as the supervision and coordination of certain of the Trust's service providers; (x) effecting and maintaining, as the case may be, the registration of shares of the Trust for sale under the securities laws of various jurisdictions; (xi) assisting in maintaining corporate records and good standing status of the Trust in its state of organization; and (xii) monitoring the Trust's arrangements with respect to services provided by Servicing Agents to their customers who are the beneficial owners of shares, pursuant to servicing agreements between the Trust and such Servicing Agents.

          Subject to the limitations described below, as compensation for their administrative services and the assumption of related expenses, the Co-Administrators are entitled to a fee from each Portfolio, computed daily and payable monthly, at an annual rate of .10% of the average daily net assets of each Portfolio. The Co-Administrators will reimburse each Portfolio for its expenses (including administration fees payable to the Co-Administrators, but excluding advisory fees, transfer agency fees, servicing agent fees and extraordinary expenses) which exceed on an annualized basis .10% of each Portfolio's average daily net assets.

          For the fiscal year ended November 30, 2000, the Co-Administrators received fees under the Co administration Agreement in the amount of:

Government Select Portfolio                                 $2,236,694
Government Portfolio                                         2,073,225
Diversified Assets Portfolio                                 6,880,100
Tax-Exempt Portfolio                                           599,101
Municipal Portfolio                                             88,735

          Additionally, for the fiscal year ended November 30, 2000, the Co-Administrators voluntarily waived/ reimbursed each Portfolio for its expenses reducing administration fees in the following amounts:

Government Select Portfolio                                 $   658,759
Government Portfolio                                            619,236
Diversified Assets Portfolio                                  1,898,162
Tax-Exempt Portfolio                                            270,081
Municipal Portfolio                                             153,011

          For the period May 1, 1999, through the fiscal year ended November 30, 1999, the Co-Administrators received fees under the Co-Administration Agreement with the Trust (except for the Municipal Portfolio which did not commence operations during the period) in the amount of:

                                                              May 1, 1999 -
                                                          November 30, 1999
                                                          -----------------

Government Select Portfolio                                  $1,111,703
Government Portfolio                                            944,829
Diversified Assets Portfolio                                  3,551,511
Tax-Exempt Portfolio                                            340,887


          Additionally, for the period May 1, 1999 through the fiscal year ended November 30, 1999, the Co-Administrators voluntarily reimbursed each Portfolio (except for the Municipal Portfolio which did not commence operations during the period) for its expenses reducing administration fees in the following amounts:

                                                             May 1, 1999 -
                                                           November 30, 1999
                                                           -----------------

Government Select Portfolio                                    $325,664
Government Portfolio                                            272,925
Diversified Assets Portfolio                                    804,125
Tax-Exempt Portfolio                                            147,691


          Prior to May 1, 1999, Goldman, Sachs & Co. ("Goldman Sachs"), 85 Broad Street, New York, New York 10004, acted as the Trust's administrator pursuant to an administration agreement similar to the Co-Administration Agreement currently in effect. For the periods indicated, Goldman Sachs received fees under its administration agreement with the Trust in the amount of:

                                                            December 1, 1998               Fiscal Year
                                                        through April 30, 1999             Ended 1998
                                                        ----------------------             ----------
Government Select Portfolio                                 $  745,682                     $1,460,037
Government Portfolio                                           597,018                      1,334,907
Diversified Assets Portfolio                                 2,012,240                      4,108,503
Tax-Exempt Portfolio                                           325,308                        685,084

          In addition, pursuant to an undertaking that commenced August 1, 1992, Goldman Sachs had agreed that, if its administration fees (less expense reimbursements paid by Goldman Sachs to the Trust and less certain marketing expenses paid by Goldman Sachs) exceeded a specified amount ($1 million for the Trust's first twelve investment portfolios plus $50,000 for each additional portfolio) during a fiscal year, Goldman Sachs would waive a portion of its administration fees during the following fiscal year. There were no waivers by Goldman Sachs pursuant to this agreement during the fiscal years ended November 30, 1999 and 1998.

          Prior to April 1, 1998, Goldman Sachs had voluntarily agreed to reimburse each Portfolio for its expenses (including fees payable to Goldman Sachs as administrator, but excluding the fees payable to TNTC for its duties as investment adviser and extraordinary expenses) which exceeded on an annualized basis .10% of each Portfolio's average daily net assets.

          Effective April 1, 1998, (upon the offering of the Service and Premier Shares), Goldman Sachs had agreed to reimburse expenses of each Portfolio (including fees payable to Goldman Sachs as administrator, but excluding advisory fees, transfer agency fees, servicing agent fees and certain extraordinary expenses) which exceeded on an annualized basis .10% of each Portfolio's average daily net assets.

          For the periods indicated, the effect of these reimbursements by Goldman Sachs was to reduce other expenses by the following amounts:

                            December 1, 1998 through             Fiscal Year
                                             -------
                                     April 30, 1999              Ended 1998
                                     --------------              ----------

Government Select Portfolio                $221,061             $   544,124
Government Portfolio                        206,434                 606,764
Diversified Assets Portfolio                694,265               1,328,789
Tax-Exempt Portfolio                        129,348                 279,774

          Unless sooner terminated, the Co-Administration Agreement will continue in effect until April 30, 2002, and thereafter for successive one-year terms with respect to each Portfolio, provided that the Agreement is approved annually (i) by the Board of Trustees or (ii) by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to the Agreement and who are not interested persons (as defined in the 1940 Act) of any party thereto, by vote cast in person at a meeting called for the purpose of voting on such approval. The Co-Administration Agreement is terminable at any time after April 30, 2001, without penalty by the Trust on at least 60 days written notice to the Co-Administrators. Each Co-Administrator may terminate the Co-Administration Agreement with respect to itself at any time after April 30, 2001 without penalty on at least 60 days written notice to the Trust and the other Co-Administrator.

          The Trust may terminate the Co-Administration Agreement prior to April 30, 2001 in the event that the Trust or its shareholders incur damages in excess of $100,000 as a result of the willful misfeasance, bad faith or negligence of the Co-Administrators, or the reckless disregard of their duties under the Agreement. The Trust may also terminate the Co-Administration Agreement prior to April 30, 2001 in the event that the Co-Administrators fail to meet one of the performance standards set forth in the Agreement.

          The Trust has entered into a Distribution Agreement with Northern Funds Distributors, LLC ("NFD") under which NFD, as agent, sells shares of each Portfolio on a continuous basis. NFD pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. NFD is a wholly-owned subsidiary of PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors, based in King of Prussia, Pennsylvania, is a wholly-owned subsidiary of PFPC, a Co-Administrator for the Trust. Prior to January 2, 2001, NFD was a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"). Effective January 2, 2001, PDI was acquired by PFPC Distributors and NFD became a wholly-owned subsidiary of PFPC Distributors. Between May 1, 1999 and November 30, 1999, First Data Distributors, Inc. ("FDDI") acted as the Trust's distributor pursuant to a distribution agreement similar to the Distribution Agreement currently in effect with NFD. No compensation is payable by the Trust to NFD for such distribution services. Prior to May 1, 1999, Goldman Sachs acted as the Trust's distributor pursuant to a distribution agreement similar to the Distribution Agreement currently in effect with NFD.

          The Co-Administration Agreement provides that the Co-Administrators may render similar services to others so long as their services under such Agreement are not impaired thereby. The Co-Administration Agreement also provides that the Trust will indemnify each Co-Administrator against all claims except those resulting from the willful misfeasance, bad faith or negligence of such Co-Administrator, or the Co-Administrator's breach of confidentiality. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD's breach of confidentiality.

          Under a Service Mark License Agreement (the "License Agreement") with NFD, Northern Trust Corporation agrees that the name "Northern Funds" may be used in connection with Northern Institutional Funds' business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name ("Northern Funds") to any other person. The License Agreement provides that at such time as the License Agreement is no longer in effect NFD will cease using the name "Northern Funds."

Counsel and Auditors

          Drinker Biddle & Reath LLP, with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serve as counsel to the Trust.

          Ernst & Young LLP, independent auditors, have been selected as auditors of the Trust. In addition to audit services, Ernst & Young LLP reviews the Trust's Federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

In-Kind Purchases and Redemptions

          Payment for Shares of a Portfolio may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Portfolio as described in the Prospectus. For further information about this form of payment, contact Northern Trust. In connection with an in-kind securities payment, a Portfolio will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Portfolio and that the Portfolio receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Portfolio; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

          Although each Portfolio generally will redeem Shares in cash, each Portfolio reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from such Portfolio. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio's net asset value per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

Third-Party Fees and Requirements

          Shares are sold and redeemed without any purchase or redemption charge imposed by the Trust, although Northern Trust and other institutions may charge their customers for services provided in connection with their investments.

          The exercise of voting rights and the delivery to Customers of shareholder communications from the Trust will be governed by the Customers' account agreements with the Institutions. Customers should read the Prospectus in connection with any relevant agreement describing the services provided by an Institution and any related requirements and charges, or contact the Institution at which the Customer maintains its account for further information.

                             PERFORMANCE INFORMATION

          The performance of a class of shares of a Portfolio may be compared to those of other money market funds with similar investment objectives and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a class of shares may be compared to data prepared by iMoneyNet, Inc. or other independent mutual fund reporting services. Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a class of shares of a Portfolio.

          From time to time, the Portfolios may advertise their "yields" and "effective yields," and Municipal Portfolio and Tax-Exempt Portfolio may advertise their "tax-equivalent yields" and "tax-equivalent effective yields." Yield, effective yield, tax-equivalent yield and tax-equivalent effective yield are computed separately for each class of shares. Each class of shares has different fees and expenses, and consequently, may have different yields for the same period.

These yield figures will fluctuate, are based on historical earnings and are not intended to indicate future performance. "Yield" refers to the net investment income generated by an investment in the Portfolio over a seven-day period identified in the advertisement. This net investment income is then "annualized." That is, the amount of net investment income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

         In arriving at such quotations as to "yield," the Trust first determines the net change, exclusive of capital changes, during the seven-day period in the value of a hypothetical pre-existing account having a balance of one Share at the beginning of the period, then divides such net change by the value of the account at the beginning of the period to obtain the base period return, and then multiplies the base period return by 365/7.

         "Effective yield" is calculated similarly but, when annualized, the net investment income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "effective yield" with respect to the Shares of a Portfolio is computed by adding 1 to the base period return (calculated as above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

         The "tax-equivalent yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Portfolio's tax-free yield. It is calculated by taking that portion of the seven-day "yield" which is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The "tax-equivalent current yield" will always be higher than the Portfolio's yield.

         "Tax-equivalent yield" is computed by dividing the tax-exempt portion of the yield by 1 minus a stated income tax rate, and then adding the quotient to the taxable portion of the yield, if any. There may be more than one tax-equivalent current yield, if more than one stated income tax rate is used.

         The "tax-equivalent effective yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Portfolio's tax-free effective yield. It is calculated by taking that portion of the seven-day "effective yield" which is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The "tax-equivalent effective yield" will always be higher than the Portfolio's effective yield.

         "Tax-equivalent effective yield" is computed by dividing the tax-exempt portion of the effective yield by 1 minus a stated income tax-rate, and then adding the quotient to the taxable portion of the effective yield, if any. There may be more than one tax-equivalent effective yield, if more than one stated income tax rate is used.

         Quotations of yield, effective yield, tax-equivalent current yield and tax-equivalent effective yield provided by the Trust are carried to at least the nearest hundredth of one percent. Any fees imposed by Northern Trust, its affiliates or correspondent banks on their customers in connection with investments in Shares of the Portfolios are not reflected in the calculation of yields for the Portfolios.

         The annualized yield of each Portfolio with respect to Shares for the seven-day period ended November 30, 2000 was as follows/1/:

                                     Effective       Tax-Equivalent      Tax-Equivalent
                         Yield        Yield             Yield            Effective Yield
                         -----        -----             -----            ---------------
Government Select
    Portfolio            6.39%        6.60%              n/a                    n/a
Government Portfolio     6.30%        6.50%              n/a                    n/a
Diversified Assets
    Portfolio            6.35%        6.55%              n/a                    n/a
Tax-Exempt Portfolio     3.98%        4.06%             6.59%                  6.72%
Municipal Portfolio      4.10%        4.18%             6.79%                  6.92%

         The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See "Additional Trust Information -- Co-Administrators and Distributor" and "-- Investment Adviser, Transfer Agent and

________________
      /1/ An income tax rate of 39.6% is used in the calculation of tax-equivalent current yield and tax-equivalent effective yield.

Custodian." In the absence of such fee reductions and expense limitations, the annualized yield of each Portfolio with respect to Service Shares for the same seven-day period would have been as follows/2/:

                                           Effective   Tax-Equivalent    Tax-Equivalent
                                 Yield      Yield          Yield         Effective Yield
                                 -----      -----          -----         ---------------
Government Select Portfolio       6.21%     6.42%           n/a               n/a
Government Portfolio              6.27%     6.47%           n/a               n/a
Diversified Assets
    Portfolio                     6.32%     6.52%           n/a               n/a
Tax-Exempt Portfolio              3.94%     4.02%          6.52%             6.65%
Municipal Portfolio               3.78%     3.86%          6.26%             6.39%

         The Portfolios' yields may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Each Portfolio's yields fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. The annualization of one week's income is not necessarily indicative of future actual yields. Actual yields will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in money market interest rates, portfolio expenses and other factors. Yields are one basis investors may use to analyze a class of shares of the Portfolio as compared to comparable classes of shares of other money market funds and other investment vehicles. However, yields of other money market funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining yield.

         Each Portfolio may also quote from time to time the total return of its Shares in accordance with SEC regulations.

         The yields and total returns of the Portfolios' Service Shares and Premier Shares are calculated separately from the calculations of the yield and total return of the Shares described in this Additional Statement.

                            AMORTIZED COST VALUATION

         As stated in the Prospectus, each Portfolio seeks to maintain a net asset value of $1.00 per share and, in this connection, values its instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if the Portfolio sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar entity which uses available indications as to market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity and existing investors would receive less (more) investment income and ownership interest. However, the Trust expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.

         Under Rule 2a-7, the Trust's Board of Trustees, in supervising the Trust's operations and delegating special responsibilities involving portfolio management to the Investment Adviser, has established procedures that are intended, taking into account current market conditions and the Portfolios' investment objectives, to stabilize the net asset value of each Portfolio, as computed for the purposes of purchases and redemptions, at $1.00 per share. The Trustees' procedures include periodic monitoring of the difference (the "Market Value Difference") between the amortized cost value per share and the net asset value per share based upon available indications of market value. Available indications of market value used by the Trust consist of actual market quotations or appropriate substitutes which reflect current market conditions and include (i) quotations or estimates of market value for individual portfolio instruments and/or (ii) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments. In the event the Market Value Difference of a given Portfolio exceeds certain limits or NTI believes

________________

  /2/ An income tax rate of 39.6% is used in the calculation of tax-equivalent current yield and tax-equivalent yield.

that the Market Value Difference may result in material dilution or other unfair results to investors or existing shareholders, the Trust will take action in accordance with the 1940 Act and the Trustees will take such steps as they consider appropriate (e.g., selling portfolio instruments to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in-kind or utilizing a net asset value per share based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing shareholders which might arise from Market Value Differences. In particular, if losses were sustained by a Portfolio, the number of outstanding shares might be reduced in order to maintain a net asset value per share of $1.00. Such reduction would be effected by having each shareholder proportionately contribute to the Portfolio's capital the necessary shares to restore such net asset value per share. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investing in the Portfolio.

     Rule 2a-7 requires that each Portfolio limit its investments to instruments which the Investment Adviser determines (pursuant to guidelines established by the Board of Trustees) to present minimal credit risks and which are "Eligible Securities" as defined by the SEC and described in the Prospectus. The Rule also requires that each Portfolio maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its policy of maintaining a stable net asset value per share and precludes the purchase of any instrument deemed under the Rule to have a remaining maturity of more than 397 calendar days (as calculated pursuant to Rule 2a-7). Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Rule requires a Portfolio to invest its available cash in such a manner as to reduce such maturity to the prescribed limit as soon as reasonably practicable.

                              DESCRIPTION OF SHARES

     The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees may hereafter create series in addition to the Trust's twenty-two existing series, which represent interests in the Trust's twenty-two respective portfolios. The Trust Agreement also permits the Board of Trustees to classify or reclassify any unissued shares into classes within a series. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares of beneficial interest in three separate classes of shares in each of the Portfolios: Shares, Service Shares and Premier Shares. This Additional Statement (and the related Prospectus) relates only to the Shares of the five Portfolios discussed herein. For information on the other share classes in each Portfolio and on the Trust's other investment portfolios, call the toll-free number on page 36.

     Under the terms of the Trust Agreement, each share of each Portfolio is without par value, represents an equal proportionate interest in the particular Portfolio with each other share of its class in the same Portfolio and is entitled to such dividends and distributions out of the income belonging to the Portfolio as are declared by the Trustees. Upon any liquidation of a Portfolio, shareholders of each class of a Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "About Your Account - Selling Shares and Account Policies and Other Information" in the Prospectus and under "Amortized Cost Valuation" in this Additional Statement. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Portfolio may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Portfolio normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Portfolio. The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Portfolio are redeemable at the unilateral option of the Trust if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of the Portfolio. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing Shares of the Portfolios are not issued.

     The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Trust. General liabilities of the Trust are normally allocated in proportion to the net asset value of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Portfolio affected by the matter. A Portfolio is affected by a matter unless it is clear that the interests of each Portfolio in the matter are substantially identical or that the matter does not affect any interest of the Portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Portfolio only if approved by a majority of the outstanding shares of such Portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above. In addition, shareholders of each of the classes in a particular investment portfolio have equal voting rights except that only shares of a particular class of an investment portfolio will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to shareholder servicing expenses and transfer agency fees that are payable by that class.

     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law. The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Trustees will promptly call a meeting of shareholders to vote upon the removal of any Trustee when so requested in writing by the record holders of 10% or more of the outstanding shares. To the extent required by law, the Trust will assist in shareholder communications in connection with such a meeting.

     The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

     The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

     The Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

     The Trust Agreement permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

     Under the Delaware Business Trust Act (the "Delaware Act"), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

     The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

     The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

     In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees
(i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.

     As of March 12, 2001, substantially all of the Trust's Portfolios' outstanding shares were held of record by TNTC for the benefit of its customers and the customers of its affiliates and correspondent banks that have invested in the Portfolios. As of the same date, TNTC possessed sole or shared voting and/or investment power for its customer accounts with respect to less than 10% of the Trust's outstanding shares. As of the same date, the Trust's Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each class of each Portfolio.

     TNTC has advised the Trust that the following persons (whose mailing address is: c/o The Northern Trust Company, 50 South LaSalle, Chicago, IL 60675) beneficially owned five percent or more of the outstanding shares of the Portfolios' classes as of March 12, 2001:

                                                           Number       Percentage
                                                           of Shares      of Shares
                                                           ---------     ----------
DIVERSIFIED ASSETS PORTFOLIO
   Service Shares
       Cole Taylor                                       11,572,776.90      15.9%
       Cole Taylor Bank                                  11,165,958.77      15.4%
       Integra Bank                                      10,949,985.79      15.1%
       First Mid Illinois Bank & Trust                    5,229,693.95       7.2%
       Mid-America National Bank & Trust Co.              4,511,232.78       6.2%
       Indiana Trust & Investment Management Co.          4,395,036.53       6.0%
       Marquette Trust Co.                                3,988,054.31       5.5%
       South Side National Bank                           3,901,574.51       5.3%
       Riverview Community Bank                           3,628,450.84       5.0%
   Premier Shares
       Riverview Community Bank                          18,965,291.58      73.6%
       Cole Taylor                                        5,495,329.31      23.0%

GOVERNMENT PORTFOLIO
   Service Shares
       Horizon Trust & Investment                        22,068,183.00      51.1%
       Calumet Investments Ltd.                          13,748,126.30      31.8%
       Cole Taylor Bank                                   4,628,777.90      10.7%
   Premier Shares
       Chitenden Bank                                    86,136,703.00      96.9%

GOVERNMENT SELECT PORTFOLIO
   Shares
       Pfizer Trust                                     399,546,135.46      12.3%
       TNT-London FBO Food & Agricultural Organization  196,181,034.25       6.0%
   Service Shares
       Cape Cod Bank & Trust                             82,745,337.51      44.7%
       Country Club Bank                                 39,517,048.86      21.3%
       The Brinson Foundation                            30,193,606.19      16.3%
       Integra Bank                                      11,336,965.31       6.1%
   Premier Shares
       Richfield Bank & Trust Co.                         6,295,825.46      66.9%
       South Central Bank & Trust                         1,567,389.98      16.6%
       Riverview Community Bank                           1,547,420.44      16.4%

TAX-EXEMPT PORTFOLIO
   Shares
       Sentinel Trust Co.                                46,273,530.27       7.2%
   Service Shares
       Integra Bank                                       6,685,441.71      53.3%
       Old Kent Bank                                      5,188,459.71      41.1%

                                                               Number              Percentage
                                                             of Shares             of Shares
                                                             ---------             ---------
MUNICIPAL PORTFOLIO
    Shares
            Trust Co. Of Toledo                              35,789,792.04           32.1%
            Indiana Trust & Investment Management Co.        29,513,601.83           26.5%
            The Midwest Trust Co.                            13,046,222.38           11.7%
            Alscott Investment LLC                            6,702,549.89            6.0%
    Service
            Chittenden                                       35,836,906.00           78.9%
            Cole Taylor                                       8,079,946.97           17.7%


                     ADDITIONAL INFORMATION CONCERNING TAXES

General

         Each Portfolio will elect to be taxed separately as a regulated investment company (a "RIC"). To qualify as a RIC, each Portfolio generally must distribute an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for each year (the "Distribution Requirement") and satisfy certain other requirements.

         Each Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities or currencies. Also, at the close of each quarter of the taxable year, it is generally required that at least 50% of the value of each Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other RICs), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses. Each Portfolio intends to comply with these RIC requirements.

         If for any taxable year any Portfolio were not to qualify as a RIC, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions by the Portfolio would be taxable to shareholders as ordinary income to the extent of the Portfolio's current and accumulated earnings and profits, and would be eligible for the dividends-received deduction in the case of corporate shareholders.

         The Internal Revenue Code imposes a nondeductible 4% excise tax on RICs that fail currently to distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax. Each Portfolio also intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If a Portfolio were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax.

         The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an "exempt recipient."

         Special Tax Considerations Pertaining to the Tax-Exempt and Municipal Portfolios

         Investors in either of the Tax-Exempt and Municipal Portfolios should note that taxpayers are required to report the receipt of tax-exempt interest and "exempt-interest dividends" on their Federal income tax returns and that in two circumstances such amounts, while exempt from regular Federal income tax, are taxable to persons subject to alternative minimum taxes. First, tax-exempt interest and "exempt-interest dividends" derived from certain private activity bonds issued after August 7, 1986 generally will constitute an item of tax preference for corporate and noncorporate taxpayers in determining alternative minimum tax liability. Second, all tax-exempt interest and "exempt-interest dividends" must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum tax purposes.

         As described above and in the Prospectus, the Tax-Exempt and Municipal Portfolios are designed to provide investors with Federally tax-exempt interest income.

         Neither the Tax-Exempt Portfolio nor the Municipal Portfolio is intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of these Portfolios would not be suitable for tax-exempt institutions or for retirement plans qualified under Section 401 of the Code, H.R.10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Portfolio's dividends being tax-exempt. In addition, the Portfolios may not be an appropriate investment for persons or entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, partnerships and its partners and an S corporation and its shareholders.

         In order for the Tax-Exempt and Municipal Portfolios to pay Federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Portfolio must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Tax-Exempt or Municipal Portfolios and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Portfolio's taxable year. However, the aggregate amount of dividends so designated by either Portfolio cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Portfolio during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by each of the Tax-Exempt and Municipal Portfolios with respect to any taxable year which qualifies as Federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Portfolio with respect to such year.

         Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Tax-Exempt and Municipal Portfolios generally is not deductible for Federal income tax purposes to the extent attributable to exempt-interest-dividends. If a shareholder holds either Tax-Exempt or Municipal Portfolio shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends earned with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular distributions for investment companies that regularly distribute at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Additional Statement.

         The Tax-Exempt and Municipal Portfolios will determine annually the percentages of their net investment income which is exempt from tax, which constitute an item of tax preference for purposes of the Federal alternative minimum tax, and which is fully taxable, and will apply these percentages uniformly to all dividends declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

         Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Tax-Exempt and Municipal Portfolios.
         Income from the Tax-Exempt and Municipal Portfolios may not be tax-exempt in its entirety and may be subject to taxes in certain jurisdictions.

Foreign Investors

         Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by a Portfolio of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, regardless of the extent, if any, to which the income or gain is derived from non-U.S. investments of the Portfolio. For this purpose, foreign shareholders include individuals other than U.S. citizens, residents and certain nonresident aliens, and foreign corporations, partnerships, trusts and estates. Different tax consequences may apply to a foreign shareholder engaged in a U.S. trade or business or present in the U.S. for 183 days or more in a year. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of investing in a Portfolio.

Conclusion

         The foregoing discussion is based on Federal tax laws and regulations which are in effect on the date of this Additional Statement. Such laws and regulations may be changed by legislative or administrative action. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are advised to consult their tax advisers with specific reference to their own tax situation, including the application of state and local taxes.

         Although each Portfolio expects to qualify as a RIC and to be relieved of all or substantially all Federal taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities.

                                OTHER INFORMATION

         The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Trust's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Each Portfolio is responsible for the payment of its expenses. Such expenses include, without limitation, the fees and expenses payable to TNTC, NTI and PFPC, brokerage fees and commissions, fees for the registration or qualification of Portfolio shares under Federal or state securities laws, expenses of the organization of the Portfolio, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of or claim for damages or other relief asserted against the Trust for violation of any law, legal, tax and auditing fees and expenses, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, compensation and expenses of its Trustees, expenses for industry organizations such as the Investment Company Institute, miscellaneous expenses and extraordinary expenses incurred by the Trust.

         The term "majority of the outstanding shares" of either the Trust or a particular Portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment restriction, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Portfolio.

         Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

         The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 2000 (the "Annual Report") are hereby incorporated herein by reference and attached hereto. No other parts of the Annual Report, including without limitation, "Management's Discussion of Portfolio Performance," are incorporated by reference herein. Copies of the Annual Report may be obtained upon request and without charge by calling (800) 637-1380 (toll-free).

                                   APPENDIX A
                                   ----------

Commercial Paper Ratings
------------------------

         A Standard & Poor's Ratings Services ("S&P") commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for commercial paper that is a permissible investment for the Portfolios:

         "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         Moody's Investors Service, Inc. ("Moody's") commercial paper ratings are opinions of the ability of issuers to honor senior finanacial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper that is a permissible investment for the
Portfolios:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Fitch Inc. ("Fitch") short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations that are permissible investments for the Portfolios:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

         The following summarizes the ratings used by S&P for corporate and municipal debt that are permissible investments for the Portfolios:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         PLUS (+) OR MINUS (-) - The "AA" rating classification may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt that are permissible investments for the Portfolios:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in the rating classification "Aa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

         The following summarizes the ratings used by Fitch for corporate and municipal long-term bonds that are permissible investments for the Portfolio:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

Municipal Note Ratings
----------------------

         A S&P's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by S&P for municipal notes that are permissible investments for the
Portfolios:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's for short-term notes that are permissible investments for the Portfolios:

         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

         Fitch uses the same ratings as described above for other short-term credit ratings for municipal securities that are permissible investments for the Portfolios.

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                 SERVICE SHARES
                                 PREMIER SHARES

                          NORTHERN INSTITUTIONAL FUNDS

                           GOVERNMENT SELECT PORTFOLIO
                              GOVERNMENT PORTFOLIO
                          DIVERSIFIED ASSETS PORTFOLIO
                              TAX-EXEMPT PORTFOLIO
                               MUNICIPAL PORTFOLIO

         This Statement of Additional Information dated April 1, 2001, revised as of September 30, 2001 (the "Additional Statement") is not a prospectus. Copies of the prospectuses dated April 1, 2001 for the Service Shares and Premier Shares of the Government Select, Government, Diversified Assets, Municipal and Tax-Exempt Portfolios (the "Portfolios") of Northern Institutional Funds (each, a "Prospectus") may be obtained without charge by calling (800) 637-1380 (toll-free). Each Portfolio also offers one additional share class, Shares, which is described in a separate statement of additional information. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

         The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 2000 are incorporated herein by reference in the section entitled "Financial Statements." No other parts of the annual report are incorporated herein by reference. Copies of the annual report may be obtained upon request and without charge by calling (800) 637-1380 (toll-free).

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

ADDITIONAL INVESTMENT INFORMATION .........................................    1

         Classification and History .......................................    1

         Investment Objectives, Strategies and Risks ......................    1

         Investment Restrictions ..........................................   10

ADDITIONAL TRUST INFORMATION ..............................................   12

         Trustees and Officers ............................................   12

         Code of Ethics ...................................................   17

         Investment Adviser, Transfer Agent and Custodian .................   17

         Portfolio Transactions ...........................................   20

         Co-Administrators and Distributor ................................   21

         Counsel and Auditors .............................................   24

         In-Kind Purchases and Redemptions ................................   24

         Third-Party Fees and Requirements ................................   24

PERFORMANCE INFORMATION ...................................................   24

AMORTIZED COST VALUATION ..................................................   27

DESCRIPTION OF SERVICE SHARES AND PREMIER SHARES ..........................   28

ADDITIONAL INFORMATION CONCERNING TAXES ...................................   32

         General ..........................................................   32

         Special Tax Considerations Pertaining to the Tax-Exempt
                 and Municipal Portfolios .................................   32

         Foreign Investors ................................................   34

         Conclusion .......................................................   34

SERVICE PLAN ..............................................................   34

OTHER INFORMATION .........................................................   35

FINANCIAL STATEMENTS ......................................................   36

APPENDIX A ................................................................  A-1


No person has been authorized to give any information or to make any representations not contained in this Additional Statement or in the Prospectus in connection with the offering of Service Shares and Premier Shares made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its distributor. The Prospectus does not constitute an offering by the Trust or by the distributor in any jurisdiction in which such offering may not lawfully be made.

An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each of the Portfolios seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

                        ADDITIONAL INVESTMENT INFORMATION

Classification and History

         Northern Institutional Funds (the "Trust") is an open-end, management investment company. Each Portfolio is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act").

         Each Portfolio is a series of the Trust, which was formed as a Delaware business trust on July 1, 1997 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Trust is the result of a reorganization of a Massachusetts business trust known as The Benchmark Funds on March 31, 1998. The Trust's name was changed from The Benchmark Funds to the Northern Institutional Funds on July 15, 1998. The Trust also offers seven fixed income, one balanced, and eight equity portfolios, which are not described in this document.

Investment Objectives, Strategies and Risks

         The following supplements the investment objectives, strategies and risks of the Portfolios as set forth in the Prospectus. The investment objective of each Portfolio (except Municipal Portfolio) may not be changed without the vote of the majority of the Portfolio's outstanding shares. Except as expressly noted below, however, each Portfolio's investment policies may be changed without shareholder approval.

Commercial Paper, Bankers' Acceptances, Certificates of Deposit and Time
Deposits

         Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party.

         The Portfolios may invest a portion of their assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs"), which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

         The Diversified Assets Portfolio may also invest in high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard & Poor's Ratings Service ("S&P"), Prime-2 or higher by Moody's Investors Service, Inc. ("Moody's") or F-2 or higher by Fitch Inc. ("Fitch"). The Diversified Assets Portfolio may also invest in rated and unrated corporate bonds, notes, paper and other instruments that are of comparable quality to the commercial paper permitted to be purchased by the Portfolio.

Zero Coupon Bonds

         To the extent consistent with their investment objectives, the Portfolios may invest in zero coupon bonds. Zero coupon bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree of changes in interest rates than interest bearing securities having similar maturities and credit quality.

         Zero coupon bonds involve the additional risk that, unlike securities that periodically pay interest to maturity, a Portfolio will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Portfolio may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, a Portfolio is nonetheless required to accrue income on such investment for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Portfolio may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy Federal tax distribution requirements applicable to the Portfolio.

Asset-Backed Securities

         To the extent described in the Prospectus, the Portfolios may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made periodically, thus in effect "passing through" such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

         If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity.

         Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Such difficulties are not, however, expected to have a significant effect on the Portfolios since the remaining maturity of any asset-backed security acquired, as calculated under applicable SEC regulations, will be 397 days or less.

         Asset-backed securities may include collateralized mortgage obligations ("CMOs") issued by private companies. CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The Portfolios will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), which are guaranteed as to the timely payment of principal and interest by GNMA and backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), which are solely the obligations of FNMA and are not backed by or entitled to full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Supranational Bank Obligations

         The Diversified Assets, Municipal and Tax-Exempt Portfolios may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the International Bank for Reconstruction and Development). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

U.S. Government Obligations

         Examples of the types of U.S. Government obligations that may be acquired by the Portfolios include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, and the Maritime Administration.

         Securities guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities are also deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any agency or instrumentality thereof, and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.

         To the extent consistent with its investment objectives, the Portfolios may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. Government or its agencies and instrumentalities. Not all U.S. Government obligations carry the same credit support. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

Custodial Receipts for Treasury Securities

         The Portfolios (other than the Government Select Portfolio) may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.

U.S. Treasury STRIPS

         The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. All Portfolios, including the Government Select Portfolio, may acquire securities registered under the STRIPS program.

Bank and Deposit Notes

         The Diversified Assets Portfolio may purchase bank and deposit notes. Bank notes rank junior to deposit liabilities of banks and pari passu with other
                                                           ---- -----
senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

Variable and Floating Rate Instruments

         With respect to the variable and floating rate instruments that may be acquired by the Portfolios as described in the Prospectus, the Investment Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is of "high quality," the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. The Portfolios will invest in variable and floating rate instruments only when the Investment Adviser deems the investment to involve minimal credit risk. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of the purchase to rated instruments that may be purchased by the Portfolios. In determining weighted average portfolio maturity, an instrument may, subject to the Securities and Exchange Commission's (the "SEC") regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time the Portfolio involved can recover payment of principal as specified in the instrument. Variable and floating rate instruments eligible for purchase by the Portfolio include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.

         Variable and floating rate instruments held by a Portfolio will be subject to the Portfolio's limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days absent a reliable trading market.

Investment Companies

         With respect to the investments of the Portfolios in the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Portfolio, the Trust as a whole and their affiliated persons (as defined in the 1940 Act), or
(b)(i) not more than 5% of the value of the total assets of a Portfolio will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio. Pursuant to an exemptive order, these limits will not apply to the investment of securities lending collateral by the Portfolios in certain investment company portfolios advised by Northern Trust. In addition, pursuant to the exemptive order the Portfolios may invest their uninvested cash balances in shares of affiliated money market portfolios to the extent that a Portfolio's aggregate investment of such balances in such portfolios does not exceed 25% of the Portfolio's total assets.

         Certain investment companies whose securities are purchased by the Portfolios may not be obligated to redeem such securities in an amount exceeding 1% of the investment company's total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

         If required by the 1940 Act, each Portfolio expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

         A Portfolio may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and restrictions as the Portfolio. However, each Portfolio currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Portfolio may adhere to more restrictive limitations with respect to its investments in securities issued by other investment companies if required by the SEC or deemed to be in the best interests of the Trust.

Repurchase Agreements

         Each Portfolio may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Repurchase agreements are considered loans under the 1940 Act. Securities subject to repurchase agreements are normally held either by the Trust's custodian (or subcustodian, if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

Reverse Repurchase Agreements

         Each Portfolio may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). The Portfolios may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price. The Portfolios will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Portfolio will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

Securities Lending

         Collateral for loans of portfolio securities made by a Portfolio may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Portfolio lends its securities, it continues to receive dividends and interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur.

Forward Commitments and When-Issued Securities

         Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.

         A Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or negotiate a commitment after entering into it. A Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize a capital gain or loss in connection with these transactions.

         When a Portfolio purchases securities on a when-issued or forward commitment basis, the Portfolio will segregate liquid assets having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments until three days prior to the settlement date, or otherwise cover its position. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining a Portfolio's average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

Insurance Funding Agreements

         The Diversified Assets Portfolio may invest in insurance funding agreements ("IFAs"). An IFA is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist.

Yields and Ratings

         The yields on certain obligations, including the money market instruments in which the Portfolios invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general economic conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Moody's and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see
Appendix A to this document.

         Subject to the limitations stated in the Prospectus, if a security held by the Portfolio undergoes a rating revision, the Portfolios may continue to hold the security if the Investment Adviser determines such retention is warranted.

Municipal Instruments

         Municipal instruments are high quality, short-term instruments, the interest on which is, in the opinion of bond counsel to the issuers, exempt from Federal income tax. Opinions relating to the validity of municipal instruments and to Federal and state tax issues relating to these securities are rendered by bond counsel to the respective issuing authorities at the time of issuance. Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to the Investment Adviser. Neither the Trust nor the Investment Adviser will review the proceedings relating to the issuance of municipal instruments or the bases for such opinions.

         Municipal instruments include both "general" and "revenue" obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond is usually directly related to the credit standing of the private user of the facility involved.

         Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond is usually directly related to the credit standing of the private user of the facility involved.

         Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, asset-backed securities such as custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Participation certificates may represent participation in a lease, an installment purchase contract, or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Investment Adviser, under the supervision of the Trust's Board of Trustees, will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be cancelled.

         The Tax-Exempt and Municipal Portfolios may also invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Municipal bonds with a series of maturity dates are called Serial Bonds. The Tax-Exempt Portfolio and the Municipal Portfolio may purchase Serial Bonds and other long-term securities provided that they have a remaining maturity meeting the Portfolios' maturity requirements. The Portfolios may also purchase long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Portfolios obtain at the time of purchase the right to put the bond back to the issuer or a third party at par at least every thirteen months. Put Bonds with conditional puts (that is, puts which cannot be exercised if the issuer defaults on its payment obligations) will present risks that are different than those of other municipal instruments because of the possibility that the Portfolios might hold long-term Put Bonds on which defaults occur following acquisition by the Portfolios.

         Municipal instruments purchased by the Tax-Exempt Portfolio and Municipal Portfolio may be backed by letters of credit or other forms of credit enhancement issued by foreign (as well as domestic) banks and other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause loss to a Portfolio that invests in municipal instruments. Letters of credit and other obligations of foreign financial institutions may involve certain risks in addition to those of domestic obligations.

         The Tax-Exempt Portfolio and Municipal Portfolio may invest in fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by S&P or F-2 or higher by Fitch and tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by S&P or F-2 or higher by Fitch. The Tax-Exempt Portfolio and Municipal Portfolio may also invest in rated and unrated municipal bonds, notes, paper or other instruments that are of comparable quality to the tax-exempt commercial paper permitted to be purchased by the Portfolios.

         The Tax-Exempt Portfolio and Municipal Portfolio may acquire securities in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain municipal obligations. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." The Portfolios may also purchase certificates of participation that, in the opinion of counsel to the issuer, are exempt from regular Federal income tax. Certificates of participation are a type of floating or variable rate obligation that represents interests in a pool of municipal obligations held by a bank.

         An issuer's obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions.

         From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal instruments. For example, under the Tax Reform Act of 1986 interest on certain private activity bonds must be included in an investor's Federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their Federal alternative minimum taxable income. In addition, as of the date of this Additional Statement proposals were pending to change federal income tax rates. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the Federal income tax status of interest on municipal instruments or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of municipal instruments for investment by the Tax-Exempt and Municipal Portfolios and their liquidity and value. In such an event the Board of Trustees would reevaluate the Portfolios' investment objectives and policies and consider changes in its structure or possible dissolution.

         As stated below, as a matter of fundamental policy, at least 80% of the Tax-Exempt Portfolio and Municipal Portfolio net assets will be invested in debt instruments, the interest on which is, in the opinion of bond counsel or counsel for issuers, if any, exempt from regular Federal income tax, except in extraordinary circumstances such as when the Investment Adviser believes that market conditions indicate that the Portfolios should adopt a temporary defensive posture by holding uninvested cash or investing in taxable securities. Taxable investments will consist exclusively of instruments that may be purchased by the Diversified Assets Portfolio. The risks associated with these investments are described in the Prospectus.

         Certain of the municipal instruments held by the Municipal and the Tax-Exempt Portfolios may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal instrument at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bond holders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. The Portfolios may invest more than 25% of its total assets in municipal instruments covered by insurance policies.
         As described in the Prospectus, the Municipal and Tax-Exempt Portfolios may invest in municipal leases, which may be considered liquid under guidelines established by the Trust's Board of Trustees. The guidelines will provide for determination of the liquidity of a municipal lease obligation based on factors including the following: (i) the frequency of trades and quotes for the obligation; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Investment Adviser, under the supervision of the Trust's Board of Trustees, will also consider marketability of a municipal lease obligations based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.

         The Diversified Assets Portfolio may invest up to 5% of its net assets in municipal instruments or other securities issued by state and local governmental bodies. Generally, this will occur when the yield of municipal instruments, on a pre-tax basis, is comparable to that of other permitted short-term taxable investments. Dividends paid by the Diversified Assets Portfolio on such investments will be taxable to shareholders.

         Currently, it is not the intention of the Portfolios to invest more than 25% of the value of their total assets in municipal instruments whose issuers are in the same state.

Standby Commitments

         The Tax-Exempt and Municipal Portfolios may enter into standby commitments with respect to municipal instruments held by them, respectively. Under a standby commitment, a dealer agrees to purchase at the Portfolio's option a specified municipal instrument. Standby commitments may be exercisable by the Tax-Exempt and Municipal Portfolios at any time before the maturity of the underlying municipal instruments and may be sold, transferred or assigned only with the instruments involved.

         The Tax-Exempt and Municipal Portfolios expect that standby commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Tax-Exempt and Municipal Portfolios may pay for a standby commitment either separately in cash or by paying a higher price for municipal instruments which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding standby commitments held by either Portfolio will not exceed 1/2 of 1% of the value of the Portfolio's total assets calculated immediately after each standby commitment is acquired.

         The Tax-Exempt and Municipal Portfolios intend to enter into standby commitments only with dealers, banks and broker-dealers which, in the Investment Adviser's opinion, present minimal credit risks. The Tax-Exempt and Municipal Portfolios will acquire standby commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a standby commitment will not affect the valuation of the underlying municipal instrument. The actual standby commitment will be valued at zero in determining net asset value. Accordingly, where the Tax-Exempt and Municipal Portfolios pay directly or indirectly for a standby commitment, the Portfolios' costs will be reflected as an unrealized loss for the period during which the commitment is held by the Tax-Exempt and Municipal Portfolios and will be reflected in realized gain or loss when the commitment is exercised or expires.

Illiquid or Restricted Securities

         Each Portfolio may invest up to 10% of its net assets in securities that are illiquid. The Portfolios may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

Investment Restrictions

         Each Portfolio is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio's outstanding shares.

No Portfolio may:

       (1) Make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Portfolio to the extent permitted by law.

       (2) Purchase or sell real estate or securities issued by real estate investment trusts, but this restriction shall not prevent a Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein.

       (3) Invest in commodities or commodity contracts, except that a Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

       (4) Invest in companies for the purpose of exercising control or management.

       (5) Act as underwriter of securities (except as a Portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies).

       (6) Make any investment inconsistent with the Portfolio's classification as a diversified investment company under the 1940 Act.

       (7) Purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and each Portfolio reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by such U.S. Government obligations or such bank obligations. For the purpose of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

       (8) Borrow money, except that to the extent permitted by applicable law,
       (a) the Portfolios may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33-1/3% of their total assets (including the amount borrowed) or such percentage permitted by law, (b) the Portfolios may borrow up to an additional 5% of their total assets for temporary purposes, (c) the Portfolios may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) the Portfolios may purchase securities on margin. If due to market fluctuations or other reasons the Portfolios' borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act. In addition, as a matter of fundamental policy, a Portfolio will not issue senior securities to the extent such issuance would violate applicable law.

       (9) Notwithstanding any of the Trust's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Portfolio may (a) purchase securities of other investment companies to the full extent permitted under Section 12 of the 1940 Act (or any successor provision thereto) or under any regulation or order of the Securities and Exchange Commission; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

                                      * * *

         For the purposes of Restriction Nos. 1 and 8 above, the Portfolios expect that they would be required to file an exemptive application with the SEC and receive the SEC's approval of that application prior to entering into lending or borrowing arrangements with affiliates. As of April 1, 2001, the Portfolios had not filed such an exemptive application.

         The freedom of action reserved in Restriction No. 7 with respect to U.S. branches of foreign banks is subject to the requirement that they are subject to the same regulation as domestic branches of U.S. banks. Obligations of U.S. branches of foreign banks may include certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch. Such obligations will meet the criteria for "Eligible Securities" as described in the Prospectus.

         Also, as a matter of fundamental policy, changeable only with the approval of the holders of a majority of the outstanding shares of the Tax-Exempt Portfolio and Municipal Portfolio, at least 80% of the net assets of the Portfolios will be invested in debt instruments, the interest on which is, in the opinion of bond counsel or counsel for issuers, exempt from regular Federal income tax, except in extraordinary circumstances such as when the Investment Adviser believes that market conditions indicate that the Portfolios should adopt a temporary defensive posture by holding uninvested cash or investing in taxable securities. Interest earned on "private activity bonds" that is treated as an item of tax preference under Federal alternative minimum tax will be deemed by the Municipal Portfolio, but will not be deemed by the Tax-Exempt Portfolio, to be exempt from regular Federal income tax for purposes of determining whether the Municipal and Tax-Exempt Portfolios meet this fundamental policy.

         Except to the extent otherwise provided in Investment Restriction No. 7, for the purpose of such restriction in determining industry classification the Trust intends to use the industry classification titles in the Bloomberg Industry Group Classifications.

         In applying Restriction No. 7 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

         Any restriction which involves a maximum percentage will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Portfolio.

         The Portfolios intend, as a non-fundamental policy, to diversify their investments in accordance with current SEC regulations. Investments in the securities of any single issuer (excluding cash, cash items, certain repurchase agreements, U.S. Government securities and securities of other investment companies) will be limited to not more than 5% of the value of a Portfolio's total assets at the time of purchase, except that 25% of the value of the total assets of each Portfolio may be invested in the securities of any one issuer for a period of up to three Business Days. A security that has an unconditional guarantee meeting special SEC requirements (a "Guarantee") does not need to satisfy the foregoing issuer diversification requirements that would otherwise apply, but the Guarantee is instead subject to the following diversification requirements: immediately after the acquisition of the security, a Portfolio may not have invested more than 10% of its total assets in securities issued by or subject to Guarantees from the same person, except that a Portfolio may, subject to certain conditions, invest up to 25% of its total assets in securities issued or subject to Guarantees of the same person. This percentage is 100% if the Guarantee is issued by the U.S. Government or an agency thereof. In addition, the Tax-Exempt and Municipal Portfolios will limit their investments in certain conduit securities that are not rated in the highest short-term rating category as determined by two nationally recognized statistical rating organizations (each an "NRSRO") (or one NRSRO if the security is rated by only one NRSRO) or, if unrated, are not of comparable quality to First Tier Securities ("Second Tier Securities"), to 5% of its total assets, with investments in any one such issuer being limited to no more than 1% of the Portfolio's total assets or $1 million, whichever is greater, measured at the time of purchase. Conduit securities subject to this limitation are municipal instruments that are not subject to a Guarantee and involve an arrangement whereunder a person, other than a municipal issuer, provides for or secures repayment of the security and are not: (i) fully and unconditionally guaranteed by a municipal issuer; or (ii) payable from the general revenues of the municipal issuer or other municipal issuers; or (iii) related to a project owned and operated by a municipal issuer; or (iv) related to a facility leased to and under the control of an industrial or commercial enterprise that is part of a public project which, as a whole, is owned and under the control of a municipal issuer. The Diversified Assets Portfolio will limit its investments in all Second Tier Securities (that are not subject to a Guarantee) in accordance with the foregoing percentage limitations.

         In addition to the foregoing, each Portfolio is subject to additional diversification requirements imposed by SEC regulations on the acquisition of securities subject to other types of demand features.

                          ADDITIONAL TRUST INFORMATION

Trustees and Officers

         The business and affairs of the Trust and each Portfolio are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below.

                                                  Position(s)        Principal Occupation(s)
Name and Address                    Age           with Trust         During the Past 5 Years
----------------                    ---           ----------         -----------------------
Richard G. Cline                    66            Trustee            Chairman and  President of Hawthorne  Investors,
4200 Commerce Court                                                  Inc. (a management advisory services and
Suite 300                                                            private investment company) since January 1996;
Lisle, IL 60532                                                      Chairman and Director of Hussman International,
                                                                     Inc. (a refrigeration company) from 1998 to
                                                                     June 2000; Chairman and CEO of NICOR Inc. (a
                                                                     diversified public utility holding company)
                                                                     from 1985 to 1996, and President from 1992 to
                                                                     1993; Chairman of the Federal Reserve Bank of
                                                                     Chicago from 1992 to 1995, and Deputy Chairman
                                                                     from 1995 to 1996. Director: Whitman
                                                                     Corporation (a diversified holding company);
                                                                     Kmart Corporation (a retailing company);
                                                                     Ryerson Tull, Inc. (a metals distribution
                                                                     company). Trustee: Northern Funds.

Edward J. Condon, Jr.               60            Trustee            Chairman and CEO of The Paradigm Group, Ltd. (a
Sears Tower, Suite 9650                                              financial adviser) since July 1993; Member of
233 S. Wacker Drive                                                  Advisory Board of Real-Time USA, Inc. (a
Chicago, IL 60606                                                    software development company); Member of Board
                                                                     of Managers of The Liberty  Hampshire Company,
                                                                     LLC (a receivable securitization company).
                                                                     Director: University Eldercare, Inc. (an
                                                                     Alzheimer's disease research

                                                  Position(s)        Principal Occupation(s)
Name and Address                    Age           with Trust         During the Past 5 Years
----------------                    ---           ----------         -----------------------
                                                                     and treatment company); Financial Pacific Company
                                                                     (a small business leasing company). Trustee:
                                                                     Dominican Trustee, Dominican University. Trustee:
                                                                     Northern Funds.

Wesley M. Dixon, Jr.                73            Trustee            Director of Kinship Capital Corporation (a
400 Skokie Blvd., Suite 300                                          financial services company) from 1985 to 1996,
Northbrook, IL 60062                                                 Vice Chairman and Director of G.D.Searle & Co.
                                                                     (manufacture and sale of food products and
                                                                     pharmaceuticals) from 1977 to 1985 and
                                                                     President of G.D. Searle & Co. prior thereto.
                                                                     Trustee: Northern Funds.

William J. Dolan, Jr.               68            Trustee            Partner of Arthur Andersen & Co. S.C. (an
1534 Basswood Circle                                                 accounting firm) from 1966 to 1989. Financial
Glenview, IL 60025                                                   Consultant for Ernst & Young (an accounting
                                                                     firm) from 1992 to 1993 and 1997. Trustee:
                                                                     Northern Funds.

Raymond E. George, Jr. *            70            Trustee            Senior Vice President and Senior Fiduciary
703 Prospect Avenue                                                  Officer of The Northern Trust Company from 1990
Winnetka, IL 60093                                                   to 1993. Trustee: Northern Funds.

Sandra Polk Guthman                 57            Trustee            President and CEO of Polk Bros. Foundation (an
420 N. Wabash Avenue                                                 Illinois not-for-profit corporation) since
Suite 204                                                            August 1993. Director: MB Financial Corporation
Chicago, IL 60611                                                    (a municipal bond insurance company). Trustee:
                                                                     Northern Funds.

Michael E. Murphy**                 64            Trustee            President of Sara Lee Foundation
Suite 2222                                                           (philanthropic organization) since November
20 South Clark Street                                                1997; Vice Chairman and Chief Administrative
Chicago, IL 60603                                                    Officer of Sara Lee Corporation (a consumer
                                                                     product company) from November 1994 to October
                                                                     1997. Director: Coach, Inc.; Payless Shoe
                                                                     Source, Inc., (a retail shoe store business);
                                                                     True North Communications, Inc. (a global
                                                                     advertising and communications holding
                                                                     company); American General Corporation (a
                                                                     diversified financial services company); GATX
                                                                     Corporation (a railroad holding company);
                                                                     Bassett Furniture Industries, Inc. (a furniture
                                                                     manufacturer). Trustee: Northern Funds.

Mary Jacobs Skinner, Esq.***        43            Trustee            Partner in the law firm of Sidley & Austin.
Sidley & Austin                                                      Trustee: Northern Funds.
Bank One Plaza
Ten South Dearborn Street
Chicago, IL 60603

William H. Springer                 71            Chairman           Vice Chairman of Ameritech (a telecommunications
701 Morningside Drive                             and Trustee        holding company) from February 1987 to August 1992;
Lake Forest, IL 60045                                                Vice Chairman,

                                                  Position(s)        Principal Occupation(s)
Name and Address                    Age           with Trust         During the Past 5 Years
----------------                    ---           ----------         -----------------------
                                                                     Chief Financial and Administrative Officer of
                                                                     Ameritech prior to 1987. Director: Walgreen Co.
                                                                     (a retail drug store business) from April 1988
                                                                     to January 2000; Baker, Fentress & Co. (a
                                                                     closed-end, non-diversified management
                                                                     investment company) from April 1992 to January
                                                                     2000. Trustee: Goldman Sachs Trust; Goldman
                                                                     Sachs Variable Insurance Trust. Trustee:
                                                                     Northern Funds.

Richard P. Strubel                  61            Trustee            President and Chief Operating Officer of
500 Lake Cook Road                                                   UNext.com (a provider of educational services
Suite 150                                                            via the internet) since 1999; Managing Director
Deerfield, IL  60015                                                 of Tandem Partners, Inc. (a  privately held
                                                                     management services firm) until 1999. Director:
                                                                     Cantilever Technologies; Gildan Activewear,
                                                                     Inc. (an athletic clothing marketing and
                                                                     manufacturing company). Trustee: University of
                                                                     Chicago; Goldman Sachs Trust; Goldman Sachs
                                                                     Variable Insurance Trust. Trustee: Northern
                                                                     Funds.




Stephen Timbers****                 56            Trustee            Director, President and Chief Executive Officer
50 South LaSalle Street                                              of Northern Trust Investments, Inc. since
Chicago, IL 60675                                                    January 2001; President of Northern Trust
                                                                     Global Investments, a division of Northern
                                                                     Trust Corporation and Executive Vice President
                                                                     of The Northern Trust Company since 1998;
                                                                     President, Chief Executive Officer and Director
                                                                     of Zurich Kemper Investments (a financial
                                                                     services company) from 1996 to 1998; President,
                                                                     Chief Operating Officer and Director of Kemper
                                                                     Corporation (a financial services company)from
                                                                     1992 to 1996; President and Director of Kemper
                                                                     Funds (a registered  investment company) from
                                                                     1990 to 1998. Director: LTV Corporation (a
                                                                     steel producer). Trustee: Northern Funds.







Lloyd A. Wennlund                   43            President          Senior Vice President and Director of Northern
50 South LaSalle Street                                              Trust Investments, Inc. since January 2001;
Chicago, IL 60675                                                    Senior Vice President and other positions at
                                                                     The Northern Trust Company, President of
                                                                     Northern Trust Securities, Inc., and Managing
                                                                     Executive, Mutual Funds for Northern Trust
                                                                     Global

                                                  Position(s)        Principal Occupation(s)
Name and Address                    Age           with Trust         During the Past 5 Years
----------------                    ---           ----------         -----------------------
                                                                     Investments since 1989.

Brian R. Curran                     33            Vice President     Vice President at PFPC Inc. (formerly  First
4400 Computer Drive                               and Treasurer      Data Investor Services Group, Inc. ("FDISG"))
Westborough, MA 01581                                                since 1997; Director of Fund Administration at
                                                                     State Street Bank & Trust Company from March
                                                                     1997 to October 1997; Senior Auditor at Price
                                                                     Waterhouse L.L.P. from April 1995 to March 1997.

Eric K. Schweitzer                  39            Vice President     Senior  Vice President of Northern Trust
50 South LaSalle Street                                              Investments, Inc. since January 2001; Senior
Chicago, IL 60675                                                    Vice President at The Northern Trust Company
                                                                     and the Director of Distribution, Product
                                                                     Management and Client Services in the Mutual
                                                                     Fund Group of Northern Trust Global Investments
                                                                     since July 2000; Managing Director of Mutual Funds
                                                                     for US Bancorp from May 1997 to July 2000.

Suzanne E. Anderson                 28            Assistant          Client Treasury Manager of Mutual Fund
4400 Computer Drive                               Treasurer          Administration at PFPC Inc. since August 1998;
Westborough, MA 01581                                                Manager of Fund Administration at State Street
                                                                     Bank & Trust Company from October 1996 to August
                                                                     1998; Fund Administrator at State Street Bank &
                                                                     Trust Company from October 1995 to October 1996

Jeffrey A. Dalke                    50            Secretary          Partner in the law firm of Drinker Biddle &
One Logan Square                                                     Reath LLP.
18/th/ and Cherry Streets
Philadelphia, PA 19103-6996

Linda J. Hoard                      53            Assistant          Vice President at PFPC Inc. since 1998; Attorney
4400 Computer Drive                               Secretary          Consultant for Fidelity Management & Research
Westborough, MA 01581                                                (a financial service company), Investors Bank
                                                                     & Trust Company (a financial service provider)
                                                                     and FDISG from September 1994 to June 1998.

* Mr. George is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.
** Mr. Murphy is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.
*** Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates.
**** Mr. Timbers is deemed to be an "interested" Trustee because he is an officer, director, employee and shareholder of Northern Trust Corporation and/or its affiliates.

     Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Northern Trust Corporation, PFPC Inc., Northern Funds Distributors, LLC and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. As a result of the responsibilities assumed by the Trust's service providers, the Trust itself requires no employees.

         Each officer holds comparable positions with Northern Funds and certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation, PFPC Inc. or an affiliate thereof is the investment adviser, custodian, transfer agent, administrator and/or distributor.

         Each Trustee, except Mr. Timbers, earns an annual retainer of $30,000 and the Chairman of the Board earns an annual retainer of $40,000. Each Trustee, including the Chairman of the Board, earns an additional fee of $1,500 for each meeting attended, plus reimbursement of expenses incurred as a Trustee.

         In addition, the Trustees established an Audit Committee consisting of three members, including a Chairman of the Committee. The Audit Committee members are Messrs. Condon (Chairman), Dolan and Strubel. Each member earns an annual fee of $1,500 and the Chairman earns an annual fee of $3,500.

         The Trustees have also established a Nominating, Compensation and Education Committee consisting of three members, including a Chairman of the Committee. The Nominating, Compensation and Education Committee members are Messrs. Dixon (Chairman) and Cline and Ms. Guthman. Each member earns an annual fee of $1,500 and the Chairman earns an annual fee of $3,500.

         The Trustees have also established a Valuation Committee consisting of four members, including a Chairman of the Committee. As of the date of this Additional Statement, the Valuation Committee members are Messrs. George (Chairman) and Murphy and Ms. Skinner. Each member earns an annual fee of $1,500 and the Chairman earns an annual fee of $3,500.

         Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) effective December 31, 2001, in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote), on the last day of the calendar year of the Trust in which he or she attains the age of 72 years.

         The Trust's officers do not receive fees from the Trust for services in such capacities, although PFPC, of which certain of the Trust's officers are also officers (except Messrs. Dalke, Wennlund and Schweitzer), receives fees from the Trust for administrative services.

         Drinker Biddle & Reath LLP, of which Mr. Dalke is a partner, receives fees from the Trust for legal services.

         Northern Trust Corporation and/or its affiliates, of which Messrs. Timbers, Wennlund and Schweitzer are officers, receives fees from the Trust as Investment Adviser, Co-Administrator, Custodian and Transfer Agent.

         The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended November 30, 2000:

                                                                                             Total
                      Government              Diversified                             Compensation
                          Select Government        Assets    Municipal   Tax-Exempt      from Fund
                       Portfolio  Portfolio     Portfolio    Portfolio    Portfolio     Complex/(1)/
                       ---------  ---------     ---------    ---------    ---------     -------

Stephen B. Timbers/(2)/   $    0     $    0       $     0         $  0       $    0        $     0
William H. Springer        6,776      6,255        19,934          521        2,085         87,875
Richard G. Cline           5,558      5,130        16,338          428        1,710         72,500
Edward J. Condon, Jr.      6,143      5,670        18,073          473        1,890         79,000
John W. English/(3)/       5,883      5,430        17,313          453        1,810         75,000
Sandra Polk Guthman        5,558      5,130        16,338          428        1,710         72,500

Richard P. Strubel            6,078    5,610   17,898      468    1,870   76,500
Wesley M. Dixon, Jr./(2)/     4,290    3,960   12,540      330    1,320   72,250
William J. Dolan, Jr./(2)/    4,030    3,720   11,780      310    1,240   69,500
Raymond E. George, Jr./(2)/   4,290    3,960   12,540      330    1,320   73,500
Michael E. Murphy/(2)/        3,510    3,240   10,260      270    1,080   61,500
Mary Jacobs Skinner/(2)/      4,030    3,720   11,780      310    1,240   69,500

(1) Fund complex includes twenty-two investment portfolios of the Trust and thirty-four portfolios of Northern Funds, a separately registered investment company.

(2) Messrs. Timbers, Dixon, Dolan, George, Murphy and Ms. Skinner each became a Trustee of Northern Institutional Funds as of March 28, 2000.

(3) Mr. English served as a Trustee of Northern Institutional Funds until March 27, 2001.

         The Trust does not provide pension or retirement benefits to its Trustees.

Code of Ethics

         The Trust, its investment adviser and principal underwriter have adopted codes of ethics (the "Codes of Ethics") under rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

Investment Adviser, Transfer Agent and Custodian

         Northern Trust Investments, Inc. ("NTI" or the "Investment Adviser"), a wholly-owned subsidiary of The Northern Trust Company ("TNTC"), serves as investment adviser of each of the Portfolios.* TNTC is a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company. NTI and TNTC are located at 50 South LaSalle Street, Chicago, Illinois 60675. Unless otherwise indicated, NTI and TNTC are referred to collectively in this Additional Statement as "Northern Trust."

         Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors, and as of December 31, 2000, administered in various capacities approximately $1.7 trillion of assets, including approximately $338.0 billion of assets under discretionary management. As of December 31, 2000, Northern Trust Corporation and its subsidiaries had approximately $36.0 billion in assets, $22.8 billion in deposits and employed over 9,400 persons.

         Under its Advisory Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for each Portfolio and placing purchase and sale orders for the portfolio transactions of the Portfolios. In connection with portfolio transactions for the Portfolios, which are generally done at a net price without a broker's commission, the Advisory Agreement with the Trust provides that the Investment Adviser shall attempt to obtain the best net price and execution.

         On occasions when Northern Trust deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other fiduciary or agency accounts managed by it (including any other portfolio, investment company or account for which the Investment Adviser acts as adviser), the Investment Advisory Agreement provides that the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Portfolio with those to be sold or purchased for such other accounts in order to obtain best net price and execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Portfolio or the amount of the securities that are able to be sold for a Portfolio. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Investment Advisory Agreement permits the Investment Adviser, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of the

_______________________

* Prior to January 1, 2001, TNTC served as investment adviser of the Portfolios. On January 1, 2001, NTI assumed TNTC's rights and responsibilities as investment adviser of each of the Portfolios.

Investment Adviser's opinion of the reliability and quality of such broker or dealer.

         The Advisory Agreement provides that the Investment Adviser may render similar services to others so long as its services under such Agreement are not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify the Investment Adviser against certain liabilities (including liabilities under the Federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Agreement) or, in lieu thereof, contribute to resulting losses.

         Under its Transfer Agency Agreement with the Trust, TNTC has undertaken to (i) answer customer inquiries regarding the current yield of, and certain other matters (e.g. account status information) pertaining to, the Trust, (ii) process purchase and redemption transactions, including transactions generated by any service provided outside of the Agreement by the Transfer Agent, its affiliates or correspondent banks whereby customer account cash balances are automatically invested in shares of the Portfolios, and the disbursement of the proceeds of redemptions, (iii) establish and maintain separate omnibus accounts with respect to shareholders investing through TNTC or any of its affiliates and correspondent banks and act as transfer agent and perform sub-accounting services with respect to each such account, (iv) provide periodic statements showing account balances, (v) mail reports and proxy materials to shareholders,
(vi) provide information in connection with the preparation by the Trust of various regulatory reports and prepare reports to the Trustees and management,
(vii) answer inquiries (including requests for prospectuses and statements of additional information, and assistance in the completion of new account applications) from investors and respond to all requests for information regarding the Trust (such as current price, recent performance, and yield data) and questions relating to accounts of investors (such as possible errors in statements, and transactions), (viii) respond to and seek to resolve all complaints of investors with respect to the Trust or their accounts, (ix) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to investors, (x) furnish the Trust with all pertinent Blue Sky information, (xi) perform all required tax withholding, (xii) preserve records, and (xiii) furnish necessary office space, facilities and personnel. The Transfer Agent may appoint one or more sub-transfer agents in the performance of its services.

         As compensation for the services rendered by the Transfer Agent under the Transfer Agency Agreement with respect to Service Shares and Premier Shares described in this Additional Statement and the assumption by the Transfer Agent of related expenses, TNTC is entitled to a fee from the Trust, calculated daily and payable monthly, at the following annual rates: (i) .01% of the average daily net asset value of the outstanding Service Shares of each Portfolio; and
(ii) .02% of the average daily net asset value of the outstanding Premier Shares of each Portfolio. The transfer agency fee attributable to each class of shares is borne solely by that class. The Transfer Agent's affiliates and correspondent banks may receive compensation for performing the services described in the preceding paragraph that the Transfer Agent would otherwise receive. Conflict-of-interest restrictions under state and Federal law (including the Employee Retirement Income Security Act of 1974) may apply to the receipt by such affiliates or correspondent banks of such compensation in connection with the investment of fiduciary funds in Service Shares and Premier Shares of the Portfolios.

         Under its Custodian Agreement with the Trust, TNTC (i) holds each Portfolio's cash and securities, (ii) maintains such cash and securities in separate accounts in the name of the Portfolio, (iii) makes receipts and disbursements of funds on behalf of the Portfolio, (iv) receives, delivers and releases securities on behalf of the Portfolio, (v) collects and receives all income, principal and other payments in respect of the Portfolio's securities held by the Custodian, and (vi) maintains the accounting records of the Trust. The Custodian may employ one or more subcustodians, provided that the Custodian, subject to certain monitoring responsibilities, shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to the Custodian and that the responsibility or liability of the subcustodian to the Custodian shall conform to the resolution of the Trustees of the Trust authorizing the appointment of the particular subcustodian. The Custodian may also appoint agents to carry out such of the provisions of the Custodian Agreement as the Custodian may from time to time direct, provided that the appointment of an agent shall not relieve the Custodian of any of its responsibilities under the Agreement.

         As compensation for the services rendered to the Trust by the Custodian as custodian, and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows: (i) $18,000 annually for each Portfolio, plus (ii) 1/100th of 1% annually of each Portfolio's average daily net assets to the extent they exceed $100 million, plus (iii) a fixed dollar fee for each trade in portfolio securities, plus (iv) a fixed dollar fee for each time that the Custodian receives or transmits funds via wire, plus (v) reimbursement of expenses incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (iii) and (iv) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that the Custodian may permanently or temporarily waive all or any portion of any upward adjustment.

         The Custodian's fees under the Custodian Agreement are subject to reduction based on the Portfolios' daily uninvested cash balances (if any).

         Unless sooner terminated, the Advisory Agreement will continue in effect with respect to the Portfolios until April 30, 2002 and the Transfer Agency Agreement and Custodian Agreement will continue in effect with respect to a particular Portfolio until April 30, 2002, and thereafter for successive 12-month periods, provided that the continuance is approved at least annually
(i) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees or by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"). Each agreement is terminable at any time without penalty either by the Trust (by specified Trustee or shareholder action) or by the Investment Adviser, Custodian or Transfer Agent, as the case may be, on 60 days' written notice.

         For the fiscal years ended November 30 as indicated, the amount of advisory fees incurred by each Portfolio (after fee waivers) was as follows:

                                              2000           1999           1998
                                              ----           ----           ----

Government Select Portfolio            $ 2,236,694    $ 1,857,385    $ 1,460,037
Government Portfolio                     5,183,136      3,854,646      3,337,292
Diversified Assets Portfolio            17,200,492     13,909,480     10,271,332
Tax-Exempt Portfolio                     1,497,774      1,665,500      1,712,721
Municipal Portfolio(1)                      88,767            n/a            n/a
(1)      Commenced investment operations on December 1, 1999.

         In addition, for the fiscal years ended November 30, 2000, 1999 and 1998, the Investment Adviser waived advisory fees with respect to the Government Select Portfolio in the amounts of $3,355,090, $2,786,104 and $2,193,181 respectively. For the fiscal year ended November 30, 2000, the Investment Adviser waived advisory fees with respect to the Municipal Portfolio in the amount of $133,104.

         For the fiscal years ended November 30 as indicated, the amount of transfer agency fees incurred by each Portfolio was as follows:

                                                2000          1999          1998
                                                ----          ----          ----

Government Select Portfolio                 $ 46,872      $ 35,078      $ 28,041
Government Portfolio                          56,719        36,436        51,087
Diversified Assets Portfolio                 172,385       153,309       182,267
Tax-Exempt Portfolio                          22,110        22,320        28,191
Municipal Portfolio(1)
                                               7,027           n/a           n/a
(1)      Commenced investment operations on December 1, 1999.

         For the fiscal years ended November 30 as indicated, the amount of custodian fees incurred by each Portfolio was as follows:

                                                2000          1999          1998
                                                ----          ----          ----

Government Select Portfolio                 $236,435      $205,435      $181,920
Government Portfolio                         234,020       176,812       179,186


Diversified Assets Portfolio                            782,252            577,833            425,371
Tax-Exempt Portfolio                                     96,866             90,540             86,026
Municipal Portfolio/(1)/                                 46,000                n/a                n/a

(1) Commenced investment operations on December 1, 1999.

         TNTC is active as an underwriter of municipal instruments. Under the 1940 Act, the Portfolios are precluded, subject to certain exceptions, from purchasing in the primary market those municipal instruments with respect to which TNTC is serving as a principal underwriter. In the opinion of TNTC, this limitation will not significantly affect the ability of the Portfolios to pursue their respective investment objectives.

         Under a Service Mark License Agreement (the "Agreement") with the Trust, Northern Trust Corporation has agreed that the name "Northern Funds" may be used in connection with the Trust's business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Funds" to any other person. The Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name "Northern Funds."

Portfolio Transactions

         For the fiscal years ended November 30, 2000, 1999 and 1998, all portfolio transactions for the Portfolios were executed on a principal basis and, therefore, no brokerage commissions were paid by the Portfolios. Purchases by the Portfolios from underwriters of portfolio securities, however, normally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include the spread between the dealer's cost for a given security and the resale price of the security.

         During the fiscal year ended November 30, 2000, the Government Select Portfolio did not acquire and sell securities of its regular broker/dealers. At November 30, 2000, the Government Select Portfolio did not own securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act.

         During the fiscal year ended November 30, 2000, the Government Portfolio acquired and sold securities of Bear Stearns & Co., J.P. Morgan Chase & Co., Donaldson Lufkin and Jenrette, Goldman Sachs Group, Inc., Lehman Brothers and Morgan Stanley Dean Witter & Co. Inc. each a regular broker/dealer. At November 30, 2000, the Government Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Bear Stearns & Co., with an approximate aggregate market value of $200,000,000; Lehman Brothers, Inc., with an approximate aggregate market value of $50,000,000; and Merrill Lynch & Co., Inc., with an approximate aggregate market value of $141,654,000.

         During the fiscal year ended November 30, 2000, the Diversified Assets Portfolio acquired and sold securities of Bear Stearns & Co., J.P. Morgan Chase & Co., Citigroup Inc., Credit Suisse First Boston, Donaldson Lufkin and Jenrette, Goldman Sachs Group, Inc., Lehman Brothers, Merrill Lynch & Co., Inc., Morgan Stanley Dean Witter & Co. Inc. and Prudential, Inc., each a regular broker/dealer. At November 30, 2000, the Diversified Asset Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Bear Stearns & Co., with an approximate aggregate market value of $150,000,000; J.P. Morgan Chase & Co., with an approximate aggregate market value of $300,000,000; Citigroup Inc., with an approximate aggregate market value of $82,457,000; Lehman Brothers, with an approximate aggregate market value of $100,000,000; and Morgan Stanley Dean Witter & Co., with an approximate aggregate market value of $18,688,000.

         During the fiscal year ended November 30, 2000, the Tax Exempt Portfolio did not acquire or sell securities of its regular broker/dealer. At November 30, 2000, the Tax Exempt Portfolio did not own securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act.

         During the fiscal year ended November 30, 2000, the Municipal Money Market Portfolio did not acquire or sell securities of its regular broker/dealer. At November 30, 2000, the Municipal Money Market Portfolio did not own securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act.

Co-Administrators and Distributor

         Prior to January 1, 2001, TNTC and PFPC Inc. ("PFPC"), 4400 Computer Drive, Westborough, Massachusetts 01581, acted as Co-Administrators for the Portfolios under a Co-Administration Agreement with the Trust. On January 1, 2001, NTI assumed TNTC's rights and responsibilities under the Co-Administration Agreement; PFPC remained as a Co-Administrator. Subject to the general supervision of the Trust's Board of Trustees, the Co-Administrators provide supervision of all aspects of the Trust's non-investment advisory operations and perform various corporate secretarial, treasury and blue sky services, including but not limited to: (i) maintaining office facilities and furnishing corporate officers for the Trust; (ii) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (iii) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust's bills, preparing monthly reconciliation of the Trust's expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees and compliance testing; (iv) preparing and submitting reports to the Trust's shareholders and the SEC; (v) preparing and printing financial statements; (vi) preparing monthly Portfolio profile reports; (vii) preparing and filing the Trust's Federal and state tax returns (other than those required to be filed by the Trust's custodian and transfer agent) and providing shareholder tax information to the Trust's transfer agent; (viii) assisting in marketing strategy and product development; (ix) performing oversight/management responsibilities, such as the supervision and coordination of certain of the Trust's service providers; (x) effecting and maintaining, as the case may be, the registration of shares of the Trust for sale under the securities laws of various jurisdictions; (xi) assisting in maintaining corporate records and good standing status of the Trust in its state of organization; and (xii) monitoring the Trust's arrangements with respect to services provided by Servicing Agents to their customers who are the beneficial owners of shares, pursuant to servicing agreements between the Trust and such Servicing Agents.

         Subject to the limitations described below, as compensation for their administrative services and the assumption of related expenses, the Co-Administrators are entitled to a fee from each Portfolio, computed daily and payable monthly, at an annual rate of .10% of the average daily net assets of each Portfolio. The Co-Administrators will reimburse each Portfolio for its expenses (including administration fees payable to the Co-Administrators, but excluding advisory fees, transfer agency fees, servicing agent fees and extraordinary expenses) which exceed on an annualized basis .10% of each Portfolio's average daily net assets.

         For the fiscal year ended November 30, 2000, the Co-Administrators received fees under the Co-Administration Agreement in the amount of:

  Government Select Portfolio                                         $2,236,694
  Government Portfolio                                                 2,073,225
  Diversified Assets Portfolio                                         6,880,100
  Tax-Exempt Portfolio                                                   599,101
  Municipal Portfolio                                                     88,735

         Additionally, for the fiscal year ended November 30, 2000, the Co-Administrators voluntarily waived/reimbursed each Portfolio for its expenses reducing administration fees in the following amounts:

  Government Select Portfolio                                         $  658,759
  Government Portfolio                                                   619,236
  Diversified Assets Portfolio                                         1,898,162
  Tax-Exempt Portfolio                                                   270,081
  Municipal Portfolio                                                    153,011


         For the period May 1, 1999, through the fiscal year ended November 30, 1999, the Co-Administrators received fees under the Co-Administration Agreement with the Trust (except for the Municipal Portfolio which did not commence operations during the period) in the amount of:

                                                             May 1, 1999 -
                                                         November 30, 1999
                                                         -----------------
Government Select Portfolio                                    $1,111,703
Government Portfolio                                              944,829
Diversified Assets Portfolio                                    3,551,511
Tax-Exempt Portfolio                                              340,887


         Additionally, for the period May 1, 1999 through the fiscal year ended November 30, 1999, the Co-Administrators voluntarily reimbursed each Portfolio (except for the Municipal Portfolio which did not commence operations during the period) for its expenses reducing administration fees in the following amounts:

                                                             May 1, 1999 -
                                                         November 30, 1999
                                                         -----------------
Government Select Portfolio                                      $325,664
Government Portfolio                                              272,925
Diversified Assets Portfolio                                      804,125
Tax-Exempt Portfolio                                              147,691

         Prior to May 1, 1999, Goldman, Sachs & Co. ("Goldman Sachs"), 85 Broad Street, New York, New York 10004, acted as the Trust's administrator pursuant to an administration agreement similar to the Co-Administration Agreement currently in effect. For the periods indicated, Goldman Sachs received fees under its administration agreement with the Trust in the amount of:

                                December 1, 1998 through          Fiscal Year
                                    April 30, 1999                Ended 1998
                                    --------------                ----------

Government Select Portfolio                 $745,682             $1,460,037
Government Portfolio                         597,018              1,334,907
Diversified Assets Portfolio               2,012,240              4,108,503
Tax-Exempt Portfolio                         325,308                685,084

         In addition, pursuant to an undertaking that commenced August 1, 1992, Goldman Sachs had agreed that, if its administration fees (less expense reimbursements paid by Goldman Sachs to the Trust and less certain marketing expenses paid by Goldman Sachs) exceeded a specified amount ($1 million for the Trust's first twelve investment portfolios plus $50,000 for each additional portfolio) during a fiscal year, Goldman Sachs would waive a portion of its administration fees during the following fiscal year. There were no waivers by Goldman Sachs pursuant to this agreement during the fiscal years ended November 30, 1999 and 1998.

         Prior to April 1, 1998, Goldman Sachs had voluntarily agreed to reimburse each Portfolio for its expenses (including fees payable to Goldman Sachs as administrator, but excluding the fees payable to TNTC for its duties as investment adviser and extraordinary expenses) which exceeded on an annualized basis .10% of each Portfolio's average daily net assets.

         Effective April 1, 1998, (upon the offering of the Service and Premier Shares), Goldman Sachs had agreed to reimburse expenses of each Portfolio (including fees payable to Goldman Sachs as administrator, but excluding advisory fees, transfer agency fees, servicing agent fees and certain extraordinary expenses), which exceeded on an annualized basis .10% of each Portfolio's average daily net assets.

         For the periods indicated, the effect of these reimbursements by Goldman Sachs was to reduce other expenses by the following amounts:

                                   December 1, 1998 through      Fiscal Year
                                       April 30, 1999            Ended 1998
                                       --------------            ----------

Government Select Portfolio               $221,061              $  544,124
Government Portfolio                       206,434                 606,764
Diversified Assets Portfolio               694,265               1,328,789
Tax-Exempt Portfolio                       129,348                 279,774

         Unless sooner terminated, the Co-Administration Agreement will continue in effect until April 30, 2002, and thereafter for successive one-year terms with respect to each Portfolio, provided that the Agreement is approved annually
(i) by the Board of Trustees or (ii) by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to the Agreement and who are not interested persons (as defined in the 1940 Act) of any party thereto, by vote cast in person at a meeting called for the purpose of voting on such approval. The Co-Administration Agreement is terminable at any time after April 30, 2001, without penalty by the Trust on at least 60 days written notice to the Co-Administrators. Each Co-Administrator may terminate the Co-Administration Agreement with respect to itself at any time after April 30, 2001 without penalty on at least 60 days written notice to the Trust and the other Co-Administrator.

         The Trust may terminate the Co-Administration Agreement prior to April 30, 2001 in the event that the Trust or its shareholders incur damages in excess of $100,000 as a result of the willful misfeasance, bad faith or negligence of the Co-Administrators, or the reckless disregard of their duties under the Agreement. The Trust may also terminate the Co-Administration Agreement prior to April 30, 2001 in the event that the Co-Administrators fail to meet one of the performance standards set forth in the Agreement.

         The Trust has entered into a Distribution Agreement with Northern Funds Distributors, LLC ("NFD") under which NFD, as agent, sells shares of each Portfolio on a continuous basis. NFD pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. NFD is a wholly-owned subsidiary of PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors, based in King of Prussia, Pennsylvania, is a wholly-owned subsidiary of PFPC, a Co-Administrator for the Trust. Prior to January 2, 2001, NFD was a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"). Effective January 2, 2001, PDI was acquired by PFPC Distributors and NFD became a wholly-owned subsidiary of PFPC Distributors. Between May 1, 1999 and November 30, 1999, First Data Distributors, Inc. ("FDDI") acted as the Trust's distributor pursuant to a distribution agreement similar to the Distribution Agreement currently in effect with NFD. No compensation is payable by the Trust to NFD for such distribution services. Prior to May 1, 1999, Goldman Sachs acted as the Trust's distributor pursuant to a distribution agreement similar to the Distribution Agreement currently in effect with NFD.

         The Co-Administration Agreement provides that the Co-Administrators may render similar services to others so long as their services under such Agreement are not impaired thereby. The Co-Administration Agreement also provides that the Trust will indemnify each Co-Administrator against all claims except those resulting from the willful misfeasance, bad faith or negligence of such Co-Administrator, or the Co-Administrator's breach of confidentiality. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD's breach of confidentiality.

         Under a Service Mark License Agreement (the "License Agreement") with NFD, Northern Trust Corporation agrees that the name "Northern Funds" may be used in connection with Northern Institutional Funds' business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name ("Northern Funds") to any other person.
The License Agreement provides that at such time as the License Agreement is no longer in effect NFD will cease using the name "Northern Funds."

Counsel and Auditors

         Drinker Biddle & Reath LLP, with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serve as counsel to the Trust.

         Ernst & Young LLP, independent auditors, have been selected as auditors of the Trust. In addition to audit services, Ernst & Young LLP reviews the Trust's Federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

In-Kind Purchases and Redemptions

         Payment for Service Shares and Premier Shares of the Portfolios may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Portfolio as described in the Prospectus. For further information about this form of payment, contact Northern Trust. In connection with an in-kind securities payment, a Portfolio will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Portfolio and that the Portfolio receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Portfolio; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

         Although each Portfolio generally will redeem Service Shares and Premier Shares in cash, each Portfolio reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from such Portfolio. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio's net asset value per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

Third-Party Fees and Requirements

         Service and Premier Shares are sold and redeemed without any purchase or redemption charge imposed by the Trust, although Northern Trust and other institutions may charge their customers for services provided in connection with their investments.

         The exercise of voting rights and the delivery to Customers of shareholder communications from the Trust will be governed by the Customers' account agreements with the Institutions. Customers should read the Prospectus in connection with any relevant agreement describing the services provided by an Institution and any related requirements and charges, or contact the Institution at which the Customer maintains its account for further information.

                             PERFORMANCE INFORMATION

         The performance of a class of shares of a Portfolio may be compared to those of other money market funds with similar investment objectives and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a class of shares may be compared to data prepared by iMoneyNet, Inc. or other independent mutual fund reporting services. Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a class of shares of a Portfolio.

         From time to time, the Portfolios may advertise their "yields" and "effective yields", and Municipal Portfolio and Tax-Exempt Portfolio may advertise their "tax-equivalent yields" and "tax-equivalent effective yields". Yield, effective yield, tax-equivalent yield and tax-equivalent effective yield are computed separately for each class of shares. Each class of shares has different fees and expenses, and consequently, may have different yields for the same period. These yield figures will fluctuate, are based on historical earnings and are not intended to indicate future performance. "Yield" refers to the net investment income generated by an investment in the Portfolio over a seven-day period identified in the advertisement. This net investment income is then "annualized." That is, the amount of net investment income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

         In arriving at such quotations as to "yield," the Trust first determines the net change, exclusive of capital changes, during the seven-day period in the value of a hypothetical pre-existing account having a balance of one Service Share or Premier Share at the beginning of the period, then divides such net change by the value of the account at the beginning of the period to obtain the base period return, and then multiplies the base period return by 365/7.

         "Effective yield" is calculated similarly but, when annualized, the net investment income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "effective yield" with respect to the Service Shares and Premier Shares of a Portfolio is computed by adding 1 to the base period return (calculated as above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

         The "tax-equivalent yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Portfolio's tax-free yield. It is calculated by taking that portion of the seven-day "yield" which is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The "tax-equivalent current yield" will always be higher than the Portfolio's yield.

         "Tax-equivalent yield" is computed by dividing the tax-exempt portion of the yield by 1 minus a stated income tax rate, and then adding the quotient to the taxable portion of the yield, if any. There may be more than one tax-equivalent current yield, if more than one stated income tax rate is used.

         The "tax-equivalent effective yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Portfolio's tax-free effective yield. It is calculated by taking that portion of the seven-day "effective yield" which is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The "tax-equivalent effective yield" will always be higher than the Portfolio's effective yield.

         "Tax-equivalent effective yield" is computed by dividing the tax-exempt portion of the effective yield by 1 minus a stated income tax rate, and then adding the quotient to the taxable portion of the effective yield, if any. There may be more than one tax-equivalent effective yield, if more than one stated income tax rate is used.

         Quotations of yield, effective yield, tax-equivalent current yield and tax-equivalent effective yield provided by the Trust are carried to at least the nearest hundredth of one percent. Any fees imposed by Northern Trust, its affiliates or correspondent banks on their customers in connection with investments in Service Shares and Premier Shares of the Portfolios are not reflected in the calculation of yields for the Portfolios.

         The annualized yield of each Portfolio with respect to Service Shares for the seven-day period ended November 30, 2000 was as follows/1/:

                                   Effective  Tax-Equivalent   Tax-Equivalent
                          Yield     Yield        Yield         Effective Yield
                          -----     -----        -----         ---------------
Government Select
    Portfolio             6.05%     6.24%         n/a                 n/a
Government Portfolio      5.96%     6.14%         n/a                 n/a
Diversified Assets
    Portfolio             6.01%     6.19%         n/a                 n/a
Tax-Exempt Portfolio      3.64%     3.71%        6.03%               6.14%
Municipal Portfolio       3.87%     3.94%        6.41%               6.52%

----------------------------
     /1/ An income rate of 39.6% is used in the calculation of tax-equivalent current yield and tax-equivalent effective yield.

         The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See "Additional Trust Information -- Co-Administrators and Distributor" and "-- Investment Adviser, Transfer Agent and Custodian." In the absence of such fee reductions and expense limitations, the annualized yield of each Portfolio with respect to Service Shares for the same seven-day period would have been as follows/2/:

                                                    Effective           Tax-Equivalent           Tax-Equivalent
                                     Yield           Yield                  Yield                Effective Yield
                                     -----           -----                  -----                ---------------

Government Select Portfolio           5.87%          6.06%                   n/a                         n/a
Government Portfolio                  5.93%          6.11%                   n/a                         n/a
Diversified Assets
    Portfolio                         5.98%          6.16%                   n/a                         n/a
Tax-Exempt Portfolio                  3.60%          3.67%                  5.96%                       6.07%
Municipal Portfolio                   3.55%          3.62%                  5.88%                       5.99%

         The annualized yield of each Portfolio with respect to Premier Shares (except Premier Shares of the Municipal and Tax-Exempt Portfolios, which were not outstanding during the period) for the seven-day period ended November 30, 2000 was as follows/3/:

                                                    Effective           Tax-Equivalent           Tax-Equivalent
                                     Yield           Yield                  Yield                Effective Yield
                                     -----           -----                  -----                ---------------
Government Select
    Portfolio                        5.80%           5.96%                   n/a                         n/a
Government Portfolio                 5.70%           5.86%                   n/a                         n/a
Diversified Assets
    Portfolio                        5.75%           5.92%                   n/a                         n/a


         The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See "Additional Trust Information -- Co-Administrators and Distributor" and "-- Investment Adviser, Transfer Agent and Custodian." In the absence of such fee reductions and expense limitations, the annualized yield of each Portfolio with respect to Premier Shares (except Premier Shares of the Municipal and Tax-Exempt Portfolios, which were not outstanding during the period) for the same seven-day period would have been as follows/4/:

                                                  Effective             Tax-Equivalent           Tax-Equivalent
                                     Yield           Yield                  Yield                Effective Yield
                                     -----           -----                  -----                ---------------
Government Select
    Portfolio                        5.62%           5.78%                   n/a                      n/a
Government Portfolio                 5.67%           5.83%                   n/a                      n/a
Diversified Assets
    Portfolio                        5.72%           5.89%                   n/a                      n/a


         The Portfolios' yields may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Each Portfolio's yields fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. The annualization of one week's income is not necessarily indicative of future actual yields. Actual yields will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in money market interest rates, portfolio expenses and other factors. Yields are one basis investors may use to analyze a class of shares of the

_________________
        /2/ An income tax rate of 39.6% is used in the calculation of tax-
            equivalent current yield and tax-equivalent effective yield.
        /3/ An income tax rate of 39.6% is used in the calculation of tax-
            equivalent current yield and tax-equivalent effective yield.
        /4/ An income of 39.6% is used in the calculation of tax-equivalent current yield and tax-equivalent effective yield.

Portfolio as compared to comparable classes of shares of other money market funds and other investment vehicles. However, yields of other money market funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining yield.

         Each Portfolio may also quote from time to time the total return of its Service Shares or Premier Shares in accordance with SEC regulations.

         The yields and total returns of Service Shares and Premier Shares of each Portfolio will be calculated separately from the yields and total returns of Shares of each Portfolio, which are not described in this Additional Statement.

                            AMORTIZED COST VALUATION

         As stated in the Prospectus, each Portfolio seeks to maintain a net asset value of $1.00 per share and, in this connection, values its instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if the Portfolio sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar entity which uses available indications as to market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity and existing investors would receive less (more) investment income and ownership interest. However, the Trust expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.

         Under Rule 2a-7, the Trust's Board of Trustees, in supervising the Trust's operations and delegating special responsibilities involving portfolio management to the Investment Adviser, has established procedures that are intended, taking into account current market conditions and the Portfolios' investment objectives, to stabilize the net asset value of each Portfolio, as computed for the purposes of purchases and redemptions, at $1.00 per share. The Trustees' procedures include periodic monitoring of the difference (the "Market Value Difference") between the amortized cost value per share and the net asset value per share based upon available indications of market value. Available indications of market value used by the Trust consist of actual market quotations or appropriate substitutes which reflect current market conditions and include (i) quotations or estimates of market value for individual portfolio instruments and/or (ii) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments. In the event the Market Value Difference of a given Portfolio exceeds certain limits or NTI believes that the Market Value Difference may result in material dilution or other unfair results to investors or existing shareholders, the Trust will take action in accordance with the 1940 Act and the Trustees will take such steps as they consider appropriate (e.g., selling portfolio instruments to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in-kind, or utilizing a net asset value per share based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing shareholders which might arise from Market Value Differences. In particular, if losses were sustained by a Portfolio, the number of outstanding shares might be reduced in order to maintain a net asset value per share of $1.00. Such reduction would be effected by having each shareholder proportionately contribute to the Portfolio's capital the necessary shares to restore such net asset value per share. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investing in the Portfolio.

         Rule 2a-7 requires that each Portfolio limit its investments to instruments which the Investment Adviser determines (pursuant to guidelines established by the Board of Trustees) to present minimal credit risks and which are "Eligible Securities" as defined by the SEC and described in the Prospectus. The Rule also requires that each Portfolio maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its policy of maintaining a stable net asset value per share and precludes the purchase of any instrument deemed under the Rule to have a remaining maturity of more than 397 calendar days (as calculated pursuant to Rule 2a-7). Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Rule requires a Portfolio to invest its available cash in such a manner as to reduce such maturity to the prescribed limit as soon as reasonably practicable.

                DESCRIPTION OF SERVICE SHARES AND PREMIER SHARES

         The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees may hereafter create series in addition to the Trust's twenty-two existing series, which represent interests in the Trust's twenty-two respective portfolios. The Trust Agreement also permits the Board of Trustees to classify or reclassify any unissued shares into classes within a series. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares of beneficial interest in three separate classes of shares in each of the Portfolios: Shares, Service Shares and Premier Shares. This Additional Statement (and the related Prospectus) relates only to the Service Shares and Premier Shares of the five Portfolios discussed herein. For information on the other class of shares in each Portfolio and on the Trust's other investment portfolios, call the toll-free number on page 39.

         Under the terms of the Trust Agreement, each share of each Portfolio is without par value, represents an equal proportionate interest in the particular Portfolio with each other share of its class in the same Portfolio and is entitled to such dividends and distributions out of the income belonging to the Portfolio as are declared by the Trustees. Upon any liquidation of a Portfolio, shareholders of each class of a Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "About Your Account - Selling Shares and Account Policies and Other Information" in the Prospectus and under "Amortized Cost Valuation" in this Additional Statement. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Portfolio may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Portfolio normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Portfolio. The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Portfolio are redeemable at the unilateral option of the Trust if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of the Portfolio. Service and Premier Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing Service Shares and Premier Shares of the Portfolios are not issued.

         The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Trust. General liabilities of the Trust are normally allocated in proportion to the net asset value of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Portfolio affected by the matter. A Portfolio is affected by a matter unless it is clear that the interests of each Portfolio in the matter are substantially identical or that the matter does not affect any interest of the Portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Portfolio only if approved by a majority of the outstanding shares of such

Portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above. In addition, shareholders of each of the classes in a particular investment portfolio have equal voting rights except that only shares of a particular class of an investment portfolio will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to shareholder servicing expenses and transfer agency fees that are payable by that class.

         The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law. The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Trustees will promptly call a meeting of shareholders to vote upon the removal of any Trustee when so requested in writing by the record holders of 10% or more of the outstanding shares. To the extent required by law, the Trust will assist in shareholder communications in connection with such a meeting.

         The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

         The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

         The Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

         The Trust Agreement permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

         Under the Delaware Business Trust Act (the "Delaware Act"), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

         The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

         The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

         In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

         The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees
(i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.

         As of March 12, 2001, substantially all of the Trust's Portfolios' outstanding shares were held of record by TNTC for the benefit of its customers and the customers of its affiliates and correspondent banks that have invested in the Portfolios. As of the same date, TNTC possessed sole or shared voting and/or investment power for its customer accounts with respect to less than 10% of the Trust's outstanding shares. As of the same date, the Trust's Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each class of each Portfolio.

         TNTC has advised the Trust that the following persons (whose mailing address is: c/o The Northern Trust Company, 50 South LaSalle, Chicago, IL 60675) beneficially owned five percent or more of the outstanding shares of the Portfolios' classes as of March 12, 2001:

                                                                                            Number                   Percentage
                                                                                            of Shares                 of Shares
                                                                                            ---------                 ---------
DIVERSIFIED ASSETS PORTFOLIO
         Service Shares
                  Cole Taylor                                                              11,572,776.90                15.9%
                  Cole Taylor Bank                                                         11,165,958.77                15.4%
         Integra Bank                                                                      10,949,985.79                15.1%
                  First Mid Illinois Bank & Trust                                           5,229,693.95                 7.2%
                  Mid-America National Bank & Trust Co.                                     4,511,232.78                 6.2%
                  Indiana Trust & Investment Management Co.                                 4,395,036.53                 6.0%
                  Marquette Trust Co.                                                       3,988,054.31                 5.5%
                  South Side National Bank                                                  3,901,574.51                 5.3%
         Riverview Community Bank                                                           3,628,450.84                 5.0%
         Premier Shares
         Riverview Community Bank                                                          18,965,291.58                73.6%
                  Cole Taylor                                                               5,495,329.31                23.0%

GOVERNMENT PORTFOLIO
         Service Shares
         Horizon Trust & Investment                                                        22,068,183.00                51.1%
         Calumet Investments Ltd.                                                          13,748,126.30                31.8%
         Cole Taylor Bank                                                                   4,628,777.90                10.7%
         Premier Shares
         Chitenden Bank                                                                    86,136,703.00                96.9%

GOVERNMENT SELECT PORTFOLIO
         Shares
                  Pfizer Trust                                                            399,546,135.46                12.3%
         TNT-London FBO Food & Agricultural Organization                                  196,181,034.25                 6.0%
         Service Shares
         Cape Cod Bank & Trust                                                             82,745,337.51                44.7%
                  Country Club Bank                                                        39,517,048.86                21.3%
         The Brinson Foundation                                                            30,193,606.19                16.3%
         Integra Bank                                                                      11,336,965.31                 6.1%
         Premier Shares
         Richfield Bank & Trust Co.                                                         6,295,825.46                66.9%
         South Central Bank & Trust                                                         1,567,389.98                16.6%
                  Riverview Community Bank                                                  1,547,420.44                16.4%

TAX-EXEMPT PORTFOLIO
         Shares
         Sentinel Trust Co.                                                                46,273,530.27                 7.2%
         Service Shares
         Integra Bank                                                                       6,685,441.71                53.3%
         Old Kent Bank                                                                      5,188,459.71                41.1%

                                                                                            Number                   Percentage
                                                                                            of Shares                 of Shares
                                                                                            ---------                 ---------
MUNICIPAL PORTFOLIO
         Shares
         Trust Co. Of Toledo                                                               35,789,792.04                32.1%
         Indiana Trust & Investment Management Co.                                         29,513,601.83                26.5%
         The Midwest Trust Co.                                                             13,046,222.38                11.7%
                  Alscott Investment LLC                                                    6,702,549.89                 6.0%

         Service
                  Chittenden                                        35,836,906.00           78.9%
         Cole Taylor                                                 8,079,946.97           17.7%

                     ADDITIONAL INFORMATION CONCERNING TAXES

General

          Each Portfolio will elect to be taxed separately as a regulated investment company (a "RIC"). To qualify as a RIC, each Portfolio generally must distribute an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for each year (the "Distribution Requirement") and satisfy certain other requirements.

          Each Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities or currencies. Also, at the close of each quarter of the taxable year, it is generally required that at least 50% of the value of each Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other RICs), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses. Each Portfolio intends to comply with these RIC requirements.

          If for any taxable year any Portfolio were not to qualify as a RIC, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions by the Portfolio would be taxable to shareholders as ordinary income to the extent of the Portfolio's current and accumulated earnings and profits, and would be eligible for the dividends-received deduction in the case of corporate shareholders.

          The Internal Revenue Code imposes a nondeductible 4% excise tax on RICs that fail currently to distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax. Each Portfolio also intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If a Portfolio were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax.

         The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an "exempt recipient."

Special Tax Considerations Pertaining to the Tax-Exempt and Municipal Portfolios

          Investors in either of Tax-Exempt and Municipal Portfolios should note that taxpayers are required to report the receipt of tax-exempt interest and "exempt-interest dividends" on their Federal income tax returns and that in two circumstances such amounts, while exempt from regular Federal income tax, are taxable to persons subject to alternative minimum taxes. First, tax-exempt interest and "exempt-interest dividends" derived from certain private activity bonds issued after August 7, 1986 generally will constitute an item of tax preference for corporate and noncorporate taxpayers in determining alternative minimum tax liability. Second, all tax-exempt interest and "exempt-interest dividends" must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum tax purposes.

          As described above and in the Prospectus, the Tax-Exempt and Municipal Portfolios are designed to provide investors with Federally tax-exempt interest income.

          Neither the Tax-Exempt Portfolio nor the Municipal Portfolio is intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of these Portfolios would not be suitable for tax-exempt institutions or for retirement plans qualified under Section 401 of the Code, H.R.10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Portfolio's dividends being tax-exempt. In addition, the Portfolios may not be an appropriate investment for persons or entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, partnerships and its partners and an S corporation and its shareholders.

          In order for the Tax-Exempt and Municipal Portfolios to pay Federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Portfolio must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Tax-Exempt or Municipal Portfolios and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Portfolio's taxable year. However, the aggregate amount of dividends so designated by either Portfolio cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Portfolio during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by each of the Tax-Exempt and Municipal Portfolios with respect to any taxable year which qualifies as Federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Portfolio with respect to such year.

          Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Tax-Exempt and Municipal Portfolios generally is not deductible for Federal income tax purposes to the extent attributable to exempt-interest-dividends. If a shareholder holds either Tax-Exempt or Municipal Portfolio shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends earned with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular distributions for investment companies that regularly distribute at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Additional Statement.

          The Tax-Exempt and Municipal Portfolios will determine annually the percentages of their net investment income which is exempt from tax, which constitute an item of tax preference for purposes of the Federal alternative minimum tax, and which is fully taxable, and will apply these percentages uniformly to all dividends declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

          Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Tax-Exempt and Municipal Portfolios.

          Income from the Tax-Exempt and Municipal Portfolios may not be tax-exempt in its entirety and may be subject to taxes in certain jurisdictions.

Foreign Investors

         Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by a Portfolio of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, regardless of the extent, if any, to which the income or gain is derived from non-U.S. investments of the Portfolio. For this purpose, foreign shareholders include individuals other than U.S. citizens, residents and certain nonresident aliens, and foreign corporations, partnerships, trusts and estates. Different tax consequences may apply to a foreign shareholder engaged in a U.S. trade or business or present in the U.S. for 183 days or more in a year. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of investing in a Portfolio.

Conclusion

         The foregoing discussion is based on Federal tax laws and regulations which are in effect on the date of this Additional Statement. Such laws and regulations may be changed by legislative or administrative action. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are advised to consult their tax advisers with specific reference to their own tax situation, including the application of state and local taxes.

         Although each Portfolio expects to qualify as a RIC and to be relieved of all or substantially all Federal taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities.

                                  SERVICE PLAN

         The Trust, on behalf of the Portfolios, has adopted a Service Plan (the "Plan") with respect to the Service Shares and Premier Shares. Under the Plan, the Trust, on behalf of the Service Shares and the Premier Shares of each Portfolio, is authorized to pay to TNTC monthly or quarterly fees in respect of
(i) administrative support services performed and expenses incurred in connection with such Portfolio's Service Shares and Premier Shares and (ii) personal and account maintenance services performed and expenses incurred in connection with such Portfolio's Premier Shares as set forth below. The fee paid for administrative support services during any one year shall not exceed 0.25% of the average daily net asset value of the Service Shares and Premier Shares of such Portfolio. The fee paid for personal and account maintenance services during any one year shall not exceed an additional 0.25% of the average daily net asset value of the Premier Shares of such Portfolio. Northern Trust will determine the amount of the servicing agent fees to be paid to one or more brokers, dealers, other financial institutions or other industry professionals (collectively, "Servicing Agents") and the basis on which such payments will be made. Payments to a Servicing Agent will be subject to compliance by the Servicing Agent with the terms of the related Plan agreement entered into by the Servicing Agent. The servicing agent fees payable pursuant to this Plan shall not pertain to services or expenses which are primarily intended to result in the sales of Service Shares and Premier Shares.

         Payments of the servicing agent fees with respect to Service Shares and Premier Shares will be used to compensate or reimburse Northern Trust and the Servicing Agents for administrative support services and expenses, which may include without limitation: (i) acting or arranging for another party to act, as recordholder and nominee of Service Shares and Premier Shares of a Portfolio beneficially owned by Customers; (ii) establishing and maintaining individual accounts and records with respect to Service Shares and Premier Shares of a Portfolio owned by Customers; (iii) processing and issuing confirmations concerning Customer orders to purchase, redeem and exchange Service Shares and Premier Shares of a Portfolio; (iv) receiving and transmitting funds representing the purchase price or redemption proceeds of Service Shares and Premier Shares of a Portfolio; (v) processing dividend payments on behalf of Customers; and (vi) performing other related administrative support services that do not constitute "personal and account maintenance services" within the meaning of the National Association of Securities Dealers, Inc.'s Conduct Rules. Payments of the servicing agent fees with respect to the Premier Shares will also be used to compensate or reimburse Northern and the Servicing Agents for personal and account maintenance services and expenses, which may include, without limitation: (i) providing facilities to answer inquiries and respond to correspondence with Customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Portfolio; (ii) assisting Customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Servicing Agents;
(iii) providing services to Customers intended to facilitate, or improve their understanding of the benefits and risks of, a Portfolio to Customers, including asset allocation and other similar services; (iv) acting as liaison between Customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; and (v) performing any similar personal and account maintenance services.

         Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Servicing Agent's receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in Service or Premier Shares. Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal advisers before investing fiduciary assets in Service or Premier Shares.

         The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of such Plan or the related agreements, most recently re-approved the Plan and the related agreements for each Portfolio at a meeting called for the purpose of voting on such Plan and related agreements on February 2, 2001.

         The Plan and related agreements will remain in effect until April 30, 2002 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above.

         The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the Board of Trustees in the manner described above. The Plan may be terminated as to Service Shares and Premier Shares at any time by a majority of the non-interested Trustees. A service agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by any party to the agreement on not more than sixty (60) days' written notice to any other party to the agreement. Each service agreement shall terminate automatically if assigned. While the Plan is in effect, the selection and nomination of those Trustees who are not interested persons shall be committed to the non-interested members of the Board of Trustees. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that the Plan will benefit each Portfolio and holders of Service and Premier Shares of such Portfolio. The Plan provides that the Board of Trustees will review, at least quarterly, a written report of the amount expended under the Plan and the purposes of the expenditures.

                                OTHER INFORMATION

         The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Trust's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Each Portfolio is responsible for the payment of its expenses. Such expenses include, without limitation, the fees and expenses payable to TNTC, NTI and PFPC, brokerage fees and commissions, fees for the registration or qualification of Portfolio shares under Federal or state securities laws, expenses of the organization of the Portfolio, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of or claim for damages or other relief asserted against the Trust for violation of any law, legal, tax and auditing fees and expenses, servicing agent fees, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, compensation and expenses of its Trustees, expenses for industry organizations such as the Investment Company Institute, miscellaneous expenses and extraordinary expenses incurred by the Trust.

         The term "majority of the outstanding shares" of either the Trust or a particular Portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment restriction, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Portfolio.

         Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

         The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 2000 (the "Annual Report") are hereby incorporated herein by reference and attached hereto. No other parts of the Annual Report, including without limitation, "Management's Discussion of Portfolio Performance," are incorporated by reference herein. Copies of the Annual Report may be obtained upon request and without charge by calling (800) 637-1380 (toll-free).

                                   APPENDIX A

Commercial Paper Ratings
------------------------

         A Standard & Poor's Ratings Services ("S&P") commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for commercial paper that is a permissible investment for the Portfolios:

         "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         Moody's Investors Service, Inc. ("Moody's") commercial paper ratings are opinions of the ability of issuers to honor senior finanacial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper that is a permissible investment for the
Portfolios:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Fitch Inc. ("Fitch") short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations that are permissible investments for the Portfolios:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

         The following summarizes the ratings used by S&P for corporate and municipal debt that are permissible investments for the Portfolios:

                                       1-A

         "AAA" - An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         PLUS (+) OR MINUS (-) - The "AA" rating classification may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt that are permissible investments for the Portfolios:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in the rating classification "Aa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

         The following summarizes the ratings used by Fitch for corporate and municipal long-term bonds that are permissible investments for the Portfolio:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

Municipal Note Ratings
----------------------

         A S&P's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by S&P for municipal notes that are permissible investments for the
Portfolios:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's for short-term notes that are permissible investments for the Portfolios:

                                       2-A

         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

         Fitch uses the same ratings as described above for other short-term credit ratings for municipal securities that are permissible investments for the Portfolios.

                                       3-A